--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

--------------------------------  ---------------------------------------------
DEAR SHAREHOLDERS:

  The U.S. stock market handsomely rewarded investors during the six-month period ended July 31, 1997. Despite predictions that the rally's momentum would falter following robust gains in 1995 and 1996, the market defied expectations by continuing its dramatic push into previously unexplored heights. Investors in most European markets also fared well, while the performance of several Asian markets was dampened by regional issues.

U.S. STOCK MARKET REACHED RECORD LEVELS AS VOLATILITY INCREASED
  The U.S. stock market soared during the period under review, achieving an impressive 22.6% gain, as measured by the Standard & Poor's 500 stock index. As was the case for much of last year, the market was led by "mega-cap" stocks, the largest capitalization stocks in the index. To a significant extent, the market's rally was attributable to highly favorable economic conditions: low inflation, low unemployment, strong productivity gains and healthy profits. As the market extended its advance, however, volatility increased. This trend was particularly evident during the first half of the period, when stronger-than-expected economic data prompted Federal Reserve policy makers to raise the Federal funds rate by a quarter-percentage point in March to 5.50%. The Fed's increase--its first since February 1995--fanned fears of a series of rate hikes, and caused the market to sell off sharply from mid-March through mid-April.
  By the end of April, however, newly released data reassured investors that the market-friendly environment remained intact: Moderating growth made further rate hikes appear less likely, inflation remained subdued and most companies continued to report strong earnings. These favorable factors helped the market quickly recoup its losses and propelled indexes to record highs throughout the latter half of the period. By mid-July, the Dow Jones Industrial Average closed above 8000 for the first time, only five months after it hit the 7000 milestone.

ECONOMIC ACTIVITY MODERATED DURING THE SPRING, FOLLOWING A ROBUST FIRST QUARTER
  Real GDP surged at a 4.9% annualized rate during the first quarter of 1997, spurred by an upswing in consumer spending, rising factory output and buoyant construction outlays. During the second quarter, however, real GDP eased to a somewhat more moderate 3.6% growth rate (annualized), partly because a cool spring impacted weather-sensitive areas such as retail sales and construction. In July, most economic data pointed toward strengthening growth, as indicated by a tightening labor market, a rebound in consumer purchases and an increase in home sales.

OUTLOOK: ECONOMIC GROWTH IS EXPECTED TO ACCELERATE DURING THE REMAINDER OF THE YEAR
  Despite slowing economic activity during the second quarter, Goldman Sachs' economists expect above-average growth to resume later in the year. If growth does accelerate, increasing pressure on labor resources is likely to cause wage inflation to climb and trigger further

--------------------------------  ---------------------------------------------
 TABLE OF CONTENTS

Introduction/Market Overview.........    1
Goldman Sachs Balanced Fund..........    3
Goldman Sachs CORE U.S. Equity Fund..   12
Goldman Sachs CORE Large Cap Growth
 Fund................................   20
Goldman Sachs Capital Growth Fund....   26
Goldman Sachs Mid Cap Equity Fund....   32

Goldman Sachs International Equity
 Fund................................   36
Goldman Sachs Small Cap Equity Fund..   43
Goldman Sachs Asia Growth Fund.......   48
Financial Statements.................   54
Notes to Financial Statements........   62
Financial Highlights.................   73

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (continued)
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
Fed monetary tightening by year-end. While the stock market's recent gains have been impressive, additional rate hikes could affect equity performance. As always, it is important to maintain realistic expectations regarding your equity investments' returns.
  We appreciate your investment in Goldman Sachs equity funds and look forward to continuing to serve your investment needs in the future.

Sincerely,


/s/ David B. Ford     /s/ John P. McNulty


David B. Ford         John P. McNulty
Co-Head,              Co-Head,
Goldman Sachs         Goldman Sachs
Asset Management      Asset Management




August 29, 1997

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS BALANCED FUND
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
OBJECTIVE AND INVESTMENT APPROACH
  The Goldman Sachs Balanced Fund seeks to provide investors with a combination of long-term growth of capital and current income by investing in a diversified portfolio that includes both equity and fixed income securities. Under normal market conditions, the fund is expected to maintain an asset mix of 45% to 65% in equity securities, with the remainder (at a minimum 25%) in fixed income senior securities. The fund's portfolio management team reviews its asset mix on a regular basis and adjusts it to reflect changes in the economic environment.
  Stocks are selected using a value style, focusing on those stocks judged to be inexpensive relative to their expected long-term earnings and ability to pay dividends. We also consider the degree to which a company's management is committed to increasing value for shareholders.
  In the fixed income portion of the portfolio, the portfolio is actively managed within a risk-controlled framework. We seek to minimize interest rate risk relative to the portfolio's benchmark, and focus on seeking to add value through sector selection, security selection and yield curve strategies.

PERFORMANCE REVIEW: SUCCESSFUL EQUITY AND FIXED INCOME INVESTMENTS

              PERFORMANCE SUMMARY: JANUARY 31, 1997--JULY 31, 1997

                             FUND TOTAL RETURN
                               (BASED ON NET                                       BENCHMARK
                               ASSET VALUE)                                      TOTAL RETURN+
                             -----------------                                   -------------
  Class A*                        15.42%                                            14.71%
  Class B*                        15.01%                                            14.71%

* Class A and B share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge.
+ The benchmark is a combination of the S&P 500 stock index (weighted at 55%) and the Lehman Brothers Aggregate Bond Index (weighted at 45%) assuming reinvestment of all dividends and interest.

  During the period under review, both of the fund's share classes outperformed the benchmark, as the accompanying table demonstrates. The equity and fixed income portions of the fund both achieved favorable results, with equity investments contributing most to relative outperformance. In addition, the fund's asset mix yielded positive results. As of July 31, 1997, 56.4% of the fund's net assets was invested in equities, 40.6% in fixed income and the remainder in cash equivalents.
  We are pleased to note that the fund fared well relative to its peers. According to Lipper Analytical Services, Inc., Class A and B shares placed within the top 15% of balanced funds (35th and 46th out of 317 funds for Class A and B, respectively) for the 12-month period ended July 31, 1997. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

HEALTHCARE, CONSUMER GOODS AND AIRLINE STOCKS WERE AMONG THE FUND'S BEST PERFORMERS
  The fund's top-performing stocks came from a diverse range of sectors, including healthcare, consumer goods and airlines. AETNA, INC., a leading healthcare provider, benefited from a friendlier regulatory environment and consolidation in the healthcare industry. SUNBEAM CORP., INC., a consumer products company, achieved strong results as investors responded positively to its recent reforms, including major asset sales, improved distribution and a new line of feature-laden products. CONTINENTAL AIRLINES, INC. performed well as its improved service enabled it to continue to increase its share of business traffic, which is typically more profitable than leisure travel. In contrast, FRUIT OF THE LOOM, INC. was a disappointing performer as it was impacted by a price war in screenprint tee shirts but held its prices steady in order to maintain margins.
  During the period, we significantly increased the fund's weighting in technology stocks. New investments in the sector included two computer hardware manufacturers: BAY NETWORKS, INC. (networking and

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS BALANCED FUND (continued)
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
connectivity products) and QUANTUM CORP. (disk drives and other information storage products).

 TOP 10 EQUITY HOLDINGS AS OF JULY 31, 1997

                                      PERCENTAGE
                                       OF TOTAL
  COMPANY          LINE OF BUSINESS   NET ASSETS
  -------          ----------------   ----------
  Lear Corp.       Autoparts/Original    2.6%
                    Equipment
  Sunbeam Corp.,                         2.1
   Inc.            Appliances
  Aetna, Inc.      Healthcare            2.1
                    Management
  Quantum Corp.    Computer Component    2.1
                    Manufacturer
  Unicom Corp.     Electric Utility      2.0
  Tosco Corp.      Oil Refining and      2.0
                    Marketing
  Lockheed Martin                        2.0
   Corp.           Defense
  Cigna Corp.      Insurance             2.0
  Morgan Stanley   Financial Services    1.8
   Dean Witter,
   Discover & Co.
  Avnet, Inc.      Electronic            1.8
                    Components
                    Distributor

FIXED INCOME HOLDINGS PERFORMED WELL AMID FAVORABLE CONDITIONS
  Mortgage-backed securities (MBS) continued to account for the fund's largest fixed income allocation at 13.7% of the portfolio's total net assets. The MBS sector was one of the strongest performers during the period, benefiting from declining volatility and stable mortgage prepayments. Corporate bonds, a 10.1% allocation, also performed well as spreads continued to tighten amid positive earnings growth and continued structural consolidation (e.g., mergers and acquisitions activity, restructuring). Asset-backed securities (ABS) (6.0%) experienced selling pressure early in the year, and then strengthened as concerns regarding general credit deterioration and potentially vulnerable insurance guarantees diminished. Emerging market debt was one of the smaller portfolio allocations (3.0%), but significantly contributed to performance due to a combination of positive emerging market country credit trends and global liquidity. The remainder of the fixed income allocation was invested in U.S. Treasuries (6.9%) to manage the fund's interest rate risk.

OUTLOOK
  We remain committed to our strategy of identifying and purchasing stocks that trade at a discount to their long-term earnings power and dividend-yielding ability. In a market that has been characterized by speculation and momentum at different times since the beginning of 1995, we believe that a value approach is well suited to weather the ups and downs associated with a turbulent market.
  In the fixed income markets, we are generally maintaining a neutral posture as most sectors are currently trading at tight spreads. Regarding specific sectors, support remains strong in the MBS market, but we believe spreads could widen should volatility increase or investor demand diminish. In the ABS sector, we expect spreads to stabilize or tighten modestly as new issuance subsides and bargain hunters emerge, and will continue to emphasize issues with tight underwriting standards and strong servicing capabilities. We have a neutral view for the corporate sector, which is unlikely to experience much further compression despite an anticipated reacceleration in economic activity during the second half of the year. Finally, we are moderately optimistic regarding the emerging debt sector, where we expect to shift the fund's allocations among the different countries as we identify attractive investment opportunities.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
  We will continue to carefully monitor the fund's asset allocation and adjust its equity and fixed income weightings as economic and market conditions change.

/s/ Ronald E. Gutfleish

Ronald E. Gutfleish
Senior Portfolio Manager,
U.S. Active Equity Value

/s/ G. Lee Anderson

G. Lee Anderson
Portfolio Manager,
U.S. Active Equity Value

/s/ Eileen A. Aptman

Eileen A. Aptman
Portfolio Manager,
U.S. Active Equity Value

August 29, 1997

/s/ Jonathan A. Beinner

Jonathan A. Beinner
Co-Head,
U.S. Fixed Income

/s/ C. Richard Lucy

C. Richard Lucy
Co-Head,
U.S. Fixed Income

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS BALANCED FUND
July 31, 1997
(Unaudited)
---------------------------------------  ---------------------------------------

 Shares  Description                        Value
------------------------------------------------------
 COMMON STOCKS--56.2%
 AEROSPACE/DEFENSE--2.0%
  25,100 Lockheed Martin Corp.         $     2,673,150
------------------------------------------------------
 AIRLINES--2.4%
  16,100 AMR Corp.*                          1,731,756
  39,000 Continental Airlines, Inc.*         1,462,500
------------------------------------------------------
                                             3,194,256
------------------------------------------------------
 APPLIANCE MANUFACTURER--2.1%
  73,000 Sunbeam Corp.                       2,856,125
------------------------------------------------------
 AUTO/ORIGINAL EQUIPMENT MANUFACTURER--2.6%
  71,700 Lear Corp.*                         3,432,638
------------------------------------------------------
 AUTO/VEHICLE--1.6%
  51,600 Ford Motor Co.                      2,109,150
------------------------------------------------------
 BANKS--5.2%
  20,600 BankAmerica Corp.                   1,555,300
  20,700 Chase Manhattan Corp.               2,350,744
  12,500 Fleet Financial Group, Inc.           848,438
   9,000 NationsBank Corp.                     640,688
  13,400 Republic of New York Corp.          1,547,700
------------------------------------------------------
                                             6,942,870
------------------------------------------------------
 BUILDING MATERIALS & CONSTRUCTION--0.8%
  32,300 Owens Illinois Corp.*               1,114,350
------------------------------------------------------
 CHEMICAL PRODUCTS--1.6%
  31,200 Union Carbide Corp.                 1,727,700
  22,200 Geon Co.                              427,350
------------------------------------------------------
                                             2,155,050
------------------------------------------------------
 COMMUNICATIONS & MEDIA SERVICES--0.5%
  19,600 MCI Communications, Inc.              692,125
------------------------------------------------------
 DATACOM EQUIPMENT--1.2%
  51,300 Bay Networks, Inc.*                 1,564,650
------------------------------------------------------
 DEFENSE--1.0%
  17,300 McDonnell Douglas Corp.             1,323,450
------------------------------------------------------
 ELECTRIC UTILITIES--2.8%
  41,200 Long Island Lighting Co.            1,011,975
 120,600 Unicom Corp.                        2,736,113
------------------------------------------------------
                                             3,748,088
------------------------------------------------------

 Shares  Description                      Value
--------------------------------------------------
 COMMON STOCKS (CONTINUED)
 ENTERTAINMENT AND LEISURE--0.8%
  26,100 Royal Caribbean Cruise Lines   $1,035,844
--------------------------------------------------
 FOREST PRODUCTS--2.5%
  18,600 Georgia Pacific Corp.           1,756,538
  90,500 Stone Container Corp.*          1,504,563
--------------------------------------------------
                                         3,261,101
--------------------------------------------------
 HEALTHCARE MANAGEMENT--6.3%
  24,200 Aetna Inc.                      2,757,288
  54,200 Columbia HCA Healthcare         1,747,950
  46,000 Foundation Health Systems*      1,489,250
  79,400 Tenet Healthcare Corp.*         2,377,038
--------------------------------------------------
                                         8,371,526
--------------------------------------------------
 HOME BUILDERS--2.4%
  22,600 Centex Corp.                    1,259,950
  51,000 Lennar Corp.                    1,899,750
--------------------------------------------------
                                         3,159,700
--------------------------------------------------
 INSURANCE BROKERS--0.3%
   4,200 Loews Corp.                       454,125
--------------------------------------------------
 INSURANCE-LIFE--2.0%
  13,300 Cigna Corp.                     2,653,350
--------------------------------------------------
 INSURANCE-PROPERTY AND CASUALTY--0.3%
   9,200 Allmerica Financial Corp.         407,100
--------------------------------------------------
 INTEGRATED OIL--1.7%
  15,600 Atlantic Richfield Co.          1,167,075
   9,900 Texaco, Inc.                    1,149,019
--------------------------------------------------
                                         2,316,094
--------------------------------------------------
 LOGISTICS/RAIL--0.7%
  29,200 Canadian Pacific Ltd.             881,475
--------------------------------------------------
 OIL REFINING & MARKETING--2.0%
  85,600 Tosco Corp.                     2,680,350
--------------------------------------------------
 PERSONAL COMPUTERS-PERIPHERALS--2.1%
  94,600 Quantum Corp*                   2,749,313
--------------------------------------------------
 SECURITY AND COMMODITY BROKERS, DEALERS AND
 SERVICES--1.8%
  47,000 Morgan Stanley Dean Witter      2,458,688
--------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------


 Shares  Description                        Value
-----------------------------------------------------
 COMMON STOCKS (CONTINUED)
 SEMICONDUCTORS--1.8%
  36,800 Avnet, Inc.                     $  2,421,900
-----------------------------------------------------
 STEEL--1.0%
  29,800 AK Steel Holding Corp.             1,367,075
-----------------------------------------------------
 SUPERMARKETS--2.1%
  70,300 Fleming Companies, Inc.            1,120,406
  41,200 Supervalu, Inc.                    1,668,600
-----------------------------------------------------
                                            2,789,006
-----------------------------------------------------
 TEXTILES--1.3%
  65,000 Fruit of the Loom, Inc.*           1,779,375
-----------------------------------------------------
 TIRE & OTHER RELATED RUBBER PRODUCTS--1.6%
  33,500 Goodyear Tire & Rubber Co.         2,162,844
-----------------------------------------------------
 TOBACCO--0.8%
  24,800 Philip Morris Companies, Inc.      1,119,100
-----------------------------------------------------
 TRANSPORTATION-MISCELLANEOUS--0.9%
  33,400 CNF Transportation Inc.            1,164,825
-----------------------------------------------------
 TOTAL COMMON STOCKS
  (COST $58,220,390)                     $ 75,038,693
-----------------------------------------------------
 PREFERRED STOCKS--0.2%
 ENTERTAINMENT AND LEISURE--0.2%
   3,000 Royal Caribbean Cruise Lines*   $    204,000
-----------------------------------------------------
 MEDIA/ENTERTAINMENT--0.0%
      69 Time Warner, Inc.                     78,853
-----------------------------------------------------
 TOTAL PREFERRED STOCKS
  (COST $210,450)                        $    282,853

--------------------------------------------------------------------------------------------------
 Principal              Interest                       Maturity
  Amount                  Rate                           Date                            Value
--------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--6.0%
Airplanes Pass Through Trust Series 1, Class C
 $  100,000               8.15%                        03/15/19                       $    106,351
Asset Securitization Corp., Series 1996, Class A1
    250,000               6.88                         11/13/26                            256,758
Case Equipment Loan Trust, Series 1995-A, Class A
     51,206               7.30                         03/15/02                             51,581
Chemical Bank Master Credit Card Trust, Series 1995-2, Class A
    140,000               6.23                         06/15/06                            140,612

 Principal              Interest                       Maturity
  Amount                  Rate                           Date                            Value
--------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (CONTINUED)
Chevy Chase Auto Receivables Trust, Series 1995-2, Class A
$    55,501               5.80%                        06/15/02                       $     55,449
Discover Card Master Trust 1994-2, Class A
     70,000               6.03                         10/06/04                             70,568
Discover Card Master Trust 1996-4, Class A
    740,000               6.05                         10/16/13                            749,479
Discover Card Master Trust 1996-4, Class B
    420,000               6.23                         10/16/13                            421,575
DVI Equipment Lease
    391,239               6.55                         07/10/04                            393,136
Fasco Auto Trust, Series 1996-1, Class A
    211,701               6.65                         11/15/01                            215,935
Fingerhut Master Trust, Series 1996-1, Class A
    200,000               6.45                         02/20/02                            201,686
First USA Credit Card Master Trust
    350,000               5.77                         04/17/00                            350,000
JP Morgan Commercial Mortgage Finance Corp., Series 1997-C4
    400,000               7.32                         12/26/28                            416,562
MBNA Credit Card Master Trust
  1,050,000               5.94                         04/15/09                          1,046,388
Mid-State Trust, Series 4, Class A
    898,191               8.33                         04/01/30                            982,558
Morgan Stanley Capital Commercial Mortgage, Inc., Series 1997-C1
    400,000               7.46                         05/15/06                            417,422
Mortgage Capital Funding Inc., Series 1997, Class A3
    500,000               7.29                         03/20/07                            522,895
Navistar Financial Trust, Series 1995-A, Class A2
     97,049               6.55                         11/20/01                             97,656
Navistar Financial Trust, Series 1995-B, Class A3
     96,077               6.05                         04/15/02                             96,256
PXRE Capital Trust I
     65,000               8.85                         02/01/27                             70,185
Sears Credit Account Master Trust, Series 1995-2, Class A
    700,000               8.10                         06/15/04                            728,217
Sears Credit Card Master Trust, Series 1995-3, Class A
     70,000               7.00                         10/15/04                             71,640
Standard Credit Card Master Trust, Series 1994-4, Class A
    110,000               8.25                         11/07/03                            118,077

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS BALANCED FUND (continued)
July 31, 1997
(Unaudited)
---------------------------------------  ---------------------------------------

 Principal              Interest                       Maturity
  Amount                  Rate                           Date                            Value
--------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (CONTINUED)
Standard Credit Card Master Trust, Series 1995-1, Class A
$   360,000               8.25%                        01/07/07                       $    395,773
--------------------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
 (COST $7,865,244)                                                                    $  7,976,759
--------------------------------------------------------------------------------------------------
CORPORATE BONDS--10.1%
FINANCE BONDS--3.7%
Asia Pulp and Paper International Finance Co.
$   250,000               8.30%                        06/28/99                       $    249,373
    100,000              10.25                         10/01/00                            103,678
BankAmerica Corp.
  1,000,000               7.75                         07/15/02                          1,058,620
Capital One Bank
    150,000               6.90                         04/15/99                            151,664
    290,000               6.88                         04/24/00                            294,539
    900,000               6.60                         08/20/01                            898,083
Conseco, Inc.
    160,000              10.50                         12/15/04                            192,754
Conseco Finance
    200,000               8.70                         11/15/26                            215,468
Continental Bank
    100,000              12.50                         04/01/01                            119,738
Countrywide Funding Corp.
    150,000               8.00                         12/15/26                            159,333
    100,000               6.08                         07/14/99                            100,009
    200,000               7.73                         08/09/01                            209,930
Edison Mission Energy Funding Corp.
     94,758               6.77                         09/15/03                             95,689
Fleet Mortgage Group, Inc.
    250,000               6.50                         06/15/00                            252,110
Golden West Financial Corp.
    200,000              10.25                         12/01/00                            223,420
Meditrust, Inc.
    120,000               7.82                         09/10/26                            129,162
Signet Banking Corp.
    500,000               9.63                         06/01/99                            528,390
Washington Real Estate
     55,000               7.13                         08/13/03                             56,170
--------------------------------------------------------------------------------------------------
TOTAL FINANCE BONDS
 (COST $4,993,688)                                                                    $  5,038,130
--------------------------------------------------------------------------------------------------

 Principal              Interest                       Maturity
  Amount                  Rate                           Date                            Value
--------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
INDUSTRIAL BONDS--5.9%
360 Communications Co.
$   255,000               7.13%                        03/01/03                       $    260,138
Auburn Hills Trust
     50,000              12.00                         05/01/20                             78,081
Blockbuster Entertainment
     50,000               6.63                         02/15/98                             50,072
Chelsea GCA Realty
    226,000               7.75                         01/26/01                            233,024
Chrysler Corp.
     60,000               7.45                         02/01/97                             62,490
Ford Motor Credit Co.
     40,000               8.38                         01/15/00                             42,050
General Motors Acceptance Corp.
    170,000               7.13                         05/10/00                            174,072
    210,000               5.63                         02/05/01                            205,945
H + T Master Trust
    220,000               8.18                         08/15/02                            220,000
Health & Retirement
    250,000               6.20                         07/09/07                            250,000
Hertz Corp.
    305,000               6.00                         01/15/03                            298,845
K Mart Corp.
     40,000               9.55                         06/30/98                             40,570
     40,000               9.60                         09/15/98                             40,500
Loewen Group International
    200,000               7.75                         10/15/01                            203,500
Northwest Airlines
    216,108               8.97                         01/02/15                            233,327
NWA Trust, Series A
     66,300               8.26                         03/10/06                             71,090
NWCG Holding Corp.
    450,000               6.81                         06/15/99                            400,721
Oryx Energy Co.
    245,000               9.50                         11/01/99                            258,928
Owens-Illinois, Inc.
     45,000              10.00                         08/01/02                             47,475
RJR Nabisco, Inc.
    240,000               8.63                         12/01/02                            253,406
    135,000               8.00                         07/15/01                            138,803
Rogers Cablesystems, Inc.
    115,000               9.63                         08/01/02                            123,625

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

 Principal              Interest                       Maturity
  Amount                  Rate                           Date                            Value
--------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
INDUSTRIAL BONDS (CONTINUED)
Taubman Realty Group, Inc.
$   230,000               8.00%                        07/30/01                       $    241,155
TCI Communications, Inc.
     20,000               6.82                         09/15/10                             20,043
Tele-Communications, Inc.
    805,000               6.28                         09/15/03                            804,598
    125,000               9.65                         10/01/03                            134,944
Tenet Healthcare Corp.
     60,000               9.63                         09/01/02                             66,150
Time Warner, Inc.
    375,000               7.45                         02/01/98                            377,149
    750,000               7.95                         02/01/00                            777,878
    250,000               7.98                         08/15/04                            265,603
    445,000               9.63                         05/01/02                            501,092
Tosco Corp.
    110,000               7.00                         07/15/00                            112,069
U.S. Home Corp.
    170,000               7.95                         03/01/01                            169,575
US Air Inc.
    327,134               8.93                         04/15/08                            366,184
USI American Holdings
     60,000               7.25                         12/01/06                             60,838
Viacom International
     95,000              10.25                         09/15/01                            104,025
    160,000               9.13                         08/15/99                            163,800
--------------------------------------------------------------------------------------------------
TOTAL INDUSTRIAL BONDS
 (COST $7,707,711)                                                                    $  7,851,765
--------------------------------------------------------------------------------------------------
UTILITY BONDS--0.4%
Arkla, Inc.
$   250,000               9.20%                        12/18/97                       $    252,398
Central Maine Power Co.
    100,000               7.38                         01/01/99                            101,742
    160,000               7.45                         08/30/99                            161,925
--------------------------------------------------------------------------------------------------
TOTAL UTILITY BONDS
 (COST $521,661)                                                                      $    516,065
--------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
 (COST $13,223,060)                                                                   $ 13,405,960
--------------------------------------------------------------------------------------------------

 Principal              Interest                       Maturity
  Amount                  Rate                           Date                            Value
--------------------------------------------------------------------------------------------------
EMERGING MARKET DEBT--3.0%
Argentina Bocon
$   124,502               5.70%                        04/01/01                       $    120,232
Argentina Bontes
     10,000               8.00                         12/13/98                             10,115
     50,000               8.75                         05/09/02                             50,950
Asia Pulp and Paper International Finance Co.
     40,000              10.25                         10/01/00                             41,200
Banco Nacional de Obras
     20,000               9.63                         11/15/03                             21,383
Banco de Colombia
     30,000               8.63                         06/02/00                             31,354
BCO de Colombia
    110,000               8.63                         06/02/00                            114,963
Bridas Corp.
     90,000              12.50                         11/15/99                             99,788
     60,000               9.50                         06/17/99                             61,061
Cemex S.A.
     50,000              12.75                         07/15/06                             59,948
Cemex S.A. + Tolmex
     20,000              10.00                         11/05/99                             20,926
City of Moscow
    120,000               9.50                         05/31/00                            122,400
Comision Federal Electric
    360,000               8.00                         08/04/97                            360,011
Corp. Andina de Fomento
    100,000               7.25                         04/30/98                            100,898
     80,000               8.38                         07/29/01                             83,215
DGS International Finance
    100,000              10.00                         06/01/07                            106,200
Emp Ica Soc Contro
    110,000               9.75                         02/11/98                            111,430
Empresa Col Petroleos
     80,000               7.25                         07/08/98                             80,729
Financiera Energy Nacional
    220,000               9.38                         06/15/06                            263,822
    230,000               5.88                         02/17/98                            228,445
    200,000               8.46                         06/19/98                            202,590
Groupo Iusacell
     80,000              10.00                         07/15/04                             80,870
Grupo Industrial Durango
     90,000              12.00                         07/15/01                             99,675
     30,000              12.63                         08/01/03                             34,418

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS BALANCED FUND (continued)
July 31, 1997
(Unaudited)
---------------------------------------  ---------------------------------------

 Principal             Interest                     Maturity
  Amount                 Rate                         Date                             Value
------------------------------------------------------------------------------------------------
EMERGING MARKET DEBT (CONTINUED)
Guangdong Enterprises
$   100,000              8.88%                      05/22/07                        $    105,562
Inst Fomento Industrial
    210,000              8.38                       07/29/01                             218,440
Poland Communications, Inc.
     90,000              9.88                       11/01/03                              91,532
Republic of Argentina
     51,000              8.63                       04/04/98                              51,401
     63,000              8.63                       04/06/98                              63,496
Republic of Croatia
     80,000              7.00                       02/27/02                              79,477
Republic of Panama
    446,158              7.03                       05/10/02                             446,171
Russian Federation
     80,000             10.00                       06/26/07                              81,231
Sampoerna International Finance Co.
    110,000              8.38                       06/15/06                             114,256
Trikem SA
    100,000             10.63                       07/24/07                             101,241
YPF Sociedad Anonima
    103,577              7.50                       10/26/02                             106,125
------------------------------------------------------------------------------------------------
TOTAL EMERGING MARKET DEBT
 (COST $3,890,452)                                                                  $  3,965,555
------------------------------------------------------------------------------------------------
MORTGAGE BACKED OBLIGATIONS--13.7%
Asset Securitization Corp.
$   450,000              7.49%                      04/14/27                        $    479,444
Collateralized Mortgage Obligation Trust Series 64, Class Z
    457,920              9.00                       11/20/20                             513,905
Federal Home Loan Mortgage Corp.(FHLMC)
  1,000,000              7.50                       TBA-15yr(a)                        2,009,430
  1,000,000              6.35                       03/25/18                           1,000,310
Federal National Mortgage Association (FNMA)
  1,000,000              6.50                       TBA-30yr(a)                        1,000,930
  1,000,000              7.50                       TBA-30yr(a)                        1,016,250
  4,000,000              7.00                       TBA-30yr(a)                        3,993,720
  1,000,000              8.50                       TBA-30yr(a)                        1,041,870
  1,000,000              6.55                       10/25/20                           1,003,430
    279,391              6.50                       09/01/25                             273,630
    329,685              6.50                       10/01/25                             322,887
    383,168              6.50                       11/01/25                             376,462

  Principal             Interest                    Maturity
   Amount                 Rate                        Date                          Value
---------------------------------------------------------------------------------------------
MORTGAGE BACKED OBLIGATIONS (CONTINUED)
First Union 1997C1 A2
  $   300,000             7.30%                    04/18/29                      $    313,887
Government National Mortgage Association (GNMA)
    3,000,000             8.00                     TBA-30yr(a)                      3,097,500
      953,398             7.00                     07/15/23                           958,165
      896,622             7.50                     05/15/23                           915,389
---------------------------------------------------------------------------------------------
TOTAL MORTGAGE BACKED OBLIGATIONS
 (COST $18,087,031)                                                              $ 18,317,209
---------------------------------------------------------------------------------------------
SOVEREIGN CREDIT--0.8%
Province of Quebec
$     200,000            13.25%                    09/15/14                      $    235,528
Republic of Colombia
      160,000             7.13                     05/11/98                           160,946
Republic of Croatia
      100,000             7.00                     02/27/02                           100,554
State of Israel
      190,000             6.38                     12/15/05                           184,399
United Mexican States
      190,000             7.88                     08/06/01                           191,849
Republic of Argentina
JPY20,000,000             8.77                     09/06/00                           180,279
---------------------------------------------------------------------------------------------
TOTAL SOVEREIGN CREDIT
 (COST $1,051,516)                                                               $  1,053,555
---------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--6.8%
United States Treasury Bonds
$     470,000            12.00%                    08/15/13(d)                   $    685,246
      250,000             8.88                     08/15/17                           320,548
    1,760,000             8.75                     05/15/20(d)                      2,256,654
      170,000             7.88                     02/15/21                           200,573
      280,000             7.63                     02/15/25                           325,674
United States Treasury Notes
      450,000             6.88                     08/31/99(d)                        459,914
      180,000             7.88                     11/15/04(d)                        199,715
    1,250,000             6.13                     07/31/00(d)                      1,260,938
      800,000             5.63                     11/30/00                           795,248

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

 Principal             Interest                       Maturity
  Amount                 Rate                           Date                          Value
-----------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (CONTINUED)
United States Treasury Principal Only Stripped Securities(b)
$    80,000              5.75%                        08/15/99                     $     71,279
  2,520,000              6.11                         05/15/05                        1,578,805
  1,990,000              6.52                         05/15/20                          461,700
  2,290,000              6.52                         08/15/20                          522,830
-----------------------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
 (COST $8,747,169)                                                                 $  9,139,124
-----------------------------------------------------------------------------------------------
YANKEE BONDS--0.1%
Korea Electric Power
$    92,815              7.40%                        04/01/16                     $     98,403
-----------------------------------------------------------------------------------------------
TOTAL YANKEE BONDS
 (COST $89,749)                                                                    $     98,403
-----------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS--0.1%
Argentina Treasury Bill
$    80,000              6.17%(b)                     10/17/97                     $     79,721
Republic of Argentina
     90,000              5.36(b)                      08/15/97                           89,933
-----------------------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
 (COST $168,673)                                                                   $    169,654
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--12.1%
Joint Repurchase Agreement Account(d)
$16,200,000              5.84%                        08/01/97                     $ 16,200,000
-----------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
 (COST $16,200,000)                                                                $ 16,200,000
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
 (COST $127,753,734)(C)                                                            $145,647,765
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION:
Gross unrealized gain for investments in which
 value exceeds cost                                                                      $18,844,921
Gross unrealized loss for investments in which
 cost exceeds value                                                                         (965,456)
-----------------------------------------------------------------------------------------------------
Net unrealized gain                                                                      $17,879,465
-----------------------------------------------------------------------------------------------------

Futures contracts open at July 31, 1997 are as follows:

                            Number of
                            Contracts Settlement Unrealized
           Type              Long(e)    Month       Gain
--------------------------  --------- ---------- ----------
                                      September
2-Year U.S. Treasury Note       10    1997        $ 19,375
                                      September
5-Year U.S. Treasury Note        6    1997          13,874
                                      September
10-Year U.S. Treasury Bond      13    1997          32,158
                                      September
30-Year U.S. Treasury Bond      12    1997          67,689
                                                  --------
                                                  $133,096
-----------------------------------------------------------

* Non-income producing security.
(a) TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally + /-2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
(b) The interest rate disclosed for these securities represents effective yields to maturity.
(c) The aggregate cost for federal income tax purposes is $127,768,300.
(d) Portions of these securities are being segregated as collateral for futures contracts, TBA securities and mortgage dollar rolls.
(e) Each 2-Year U.S. Treasury Note contract represents $200,000 in notional par value. Each 5-Year U.S. Treasury Note, 10-Year and 30-Year Treasury Bond represents $100,000 in notional par value. The total net notional amount and market value at risk are $5,100,000 and $5,567,000, respectively. The determination of notional amounts does not consider market risk factors and therefore notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS CORE U.S. EQUITY FUND
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
OBJECTIVE AND INVESTMENT APPROACH
  The Goldman Sachs CORE U.S. Equity Fund is designed to provide investors with a broadly diversified portfolio that can be used as a core holding within an overall investment program. The fund's investment objective is to provide investors with long-term growth of capital and dividend income through investment in a broadly diversified portfolio of large-cap and blue-chip equity securities representing all major sectors of the U.S. economy. The fund's mandate is to remain fully invested while maintaining risk, style, capitalization and industry characteristics similar to the aggregate U.S. stock market as represented by the S&P 500 stock index. Therefore, the fund's performance relative to the market should result almost exclusively from stock selection within sectors. We believe the fund offers investors an attractive combination of value and growth, while seeking not to assume more risk than the broad market.
  The fund employs a disciplined approach that combines fundamental investment research provided by the Goldman Sachs Global Investment Research Department with quantitative analysis generated by a proprietary multifactor model developed by the Asset Management Division. The model evaluates each stock using many different criteria including valuation, momentum and safety. It also objectively analyzes the impact of current economic conditions on different types of stocks. Those stocks ranked highly by both the multifactor model and by Goldman Sachs research are considered for the fund's portfolio.

NAME CHANGE
  The name of the Goldman Sachs Select Equity Fund was changed in May to the Goldman Sachs CORE U.S. Equity Fund. CORE stands for "Computer-Optimized, Research-Enhanced," which, compared with its previous name, better describes our strategy of using quantitative and fundamental research to pick stocks for a diversified and risk-controlled portfolio. The fund's investment focus and process remain the same.

PERFORMANCE REVIEW: SUCCESSFUL STOCK SELECTION DROVE THE FUND'S PERFORMANCE

              PERFORMANCE SUMMARY: JANUARY 31, 1997--JULY 31, 1997

                                 FUND TOTAL RETURN
                                   (BASED ON NET                                   S&P 500
                                   ASSET VALUE)                                  TOTAL RETURN
                                 -----------------                               ------------
  Class A*                            22.08%                                        22.55%
  Class B*                            21.74%                                        22.55%
  Institutional*                      22.48%                                        22.55%
  Service*                            22.17%                                        22.55%

* Class A, B, Institutional and Service share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge.

  We are pleased to report that the fund fared well compared with its peers. For the five-year period ended July 31, 1997, the fund's Class A shares were rated "four stars" (in a universe of 1,146 domestic equity funds) by Morningstar, Inc., an independent mutual fund rating agency./1/
  In addition, the fund's Institutional shares ranked within the top quartile of the Lipper growth fund category (172 of 764) for the 12-month period ended July 31, 1997, according to Lipper Analytical Services, Inc.
--------
/1/ Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 7/31/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The fund's Class A shares received four stars and were rated among 2,040 domestic equity funds for the three-year period. The Morningstar rating applies only to the fund's Class A shares; the fund's Class B, Institutional and Service shares have not been rated. Class B, Institutional and Service shares are subject to additional fees and expenses that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates funds against peers in the same category. In all, there are four Morningstar categories (domestic equity, international equity, taxable bond and municipal). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
(Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.) Class A, B and Service shares also fared well, and they all ranked within the top third of the Lipper growth fund category. (Class A, B and Service shares ranked 211, 240 and 197, respectively, out of 764 growth funds.)
  Successful stock selection drove the fund's performance during the period. During the first half of the period, the fund particularly benefited from the direction set by our proprietary mutifactor model. Of the three investment themes considered by the model--value, momentum, and safety--the portfolio had an above-average tilt toward safety. This strategy worked in the fund's favor as defensive value stocks generally outperformed volatile growth stocks beyond the largest capitalization tier of the S&P 500. In addition, the qualitative stock recommendations produced by the Goldman Sachs Global Investment Research Department achieved strong results during the second quarter.
  The fund's best performers came from a wide range of sectors, including technology (MICROSOFT CORP., INTERNATIONAL BUSINESS MACHINES INC.), electrical equipment (GENERAL ELECTRIC CO.), retailing (DAYTON HUDSON CORP.) and machinery (CATERPILLAR, INC.).

PORTFOLIO COMPOSITION: THE FUND FAVORED DEFENSIVE, VALUE STOCKS
  In general, the fund's sector exposures approximated that of the S&P 500 stock index, although its current tilt toward defensive, value stocks resulted in a slight overweighting in "cheap" sectors (e.g., consumer durables) and less volatile sectors (e.g., utilities and energy) and a slight underweighting in "pricey" sectors (e.g., consumer nondurables) and cyclical sectors (e.g., basic industries). These differences, as shown in Table II, stemmed from the fund's bottom-up stock selection process, not from an economic forecast for specific sectors.
  The fund's valuation characteristics were slightly more attractive than those of the benchmark. For example, the fund had a lower price/earnings ratio based on 1997 estimated earnings than the S&P 500 (18.7x versus 20.8x) and a lower price/book ratio (3.8x versus 4.0x). In other respects, the fund maintained growth and risk characteristics in line with the S&P 500.

TABLE I
 TOP 10 PORTFOLIO HOLDINGS AS OF JULY 31, 1997

                                       PERCENTAGE
                                        OF TOTAL
  COMPANY           LINE OF BUSINESS   NET ASSETS
  -------           ----------------   ----------
  General Electric
   Co.              Electronics           4.2%
  Exxon Corp.       Petroleum and         2.8
                     Natural Gas
  Intel Corp.       Semiconductors and    2.2
                     Electronics
  Microsoft Corp.   Computer Software     1.8
  Coca Cola Co.     Beverages             1.7
  General Motors    Automobile            1.7
   Corp.             Manufacturer
  Merck & Co.,
   Inc.             Pharmaceuticals       1.6
  GTE Corporation   Telecommunications    1.6
  Mobil             Petroleum and         1.5
   Corporation       Natural Gas
  Bristol-Myers
   Squibb Co.       Pharmaceuticals       1.5

TABLE II
 SECTOR BREAKOUT AS OF JULY 31, 1997

                     PERCENTAGE OF PERCENTAGE OF
  INDUSTRY SECTORS     PORTFOLIO   S&P 500 INDEX DIFFERENCE
  ----------------   ------------- ------------- ----------
  Capital Spending       17.8%         18.6%        -0.8%
  Consumer               17.5          19.9         -2.4
   Nondurables
  Finance                15.9          17.1         -1.2
  Consumer
   Services              10.9          11.7         -0.8
  Utilities               9.3           8.5          0.8
  Energy                  9.1           8.1          1.0
  Basic Industry          5.9           6.9         -1.0
  Miscellaneous           4.5           5.5         -1.0
  Consumer
   Durables               4.2           2.4          1.8
  Cash (Equitized         3.0           0.0          3.0
   with S&P 500
   futures)
  Transportation          1.9           1.3          0.6

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS CORE U.S. EQUITY FUND (continued)
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------

OUTLOOK
  We intend to maintain a balanced approach by considering each of our investment themes (value, momentum and safety) when making investment decisions. In the near term, however, recent cautionary signals--such as increasing stock market volatility and record-low dividend yields--have led us to adopt a more defensive posture. As a result, we are focusing primarily on low-risk stocks with attractive valuations, while slightly reducing our weight on momentum.

/s/ Robert C. Jones
Robert C. Jones
Senior Portfolio Manager,
Quantitative Equity


/s/ Kent A. Clark
Kent A. Clark
Portfolio Manager,
Quantitative Equity

/s/ Victor H. Pinter
Victor H. Pinter
Portfolio Manager,
Quantitative Equity

August 29, 1997

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS CORE U.S. EQUITY FUND
July 31, 1997
(Unaudited)
---------------------------------------  ---------------------------------------

   Shares    Description                    Value
-----------------------------------------------------
 COMMON STOCKS--96.6%
 ADVERTISING--0.3%
      27,400 Omnicom Group               $  1,912,863
-----------------------------------------------------
 AEROSPACE--0.7%
      42,600 United Technologies Corp.      3,602,363
-----------------------------------------------------
 AGRICULTURE/HEAVY EQUIPMENT--1.2%
      24,500 Case Corp.                     1,529,719
      43,100 Conagra, Inc.                  3,030,469
      47,800 Tenneco, Inc.                  2,228,675
-----------------------------------------------------
                                            6,788,863
-----------------------------------------------------
 AIRLINES--1.1%
      23,400 AMR Corp.*                     2,516,963
      36,600 Delta Air Lines, Inc.          3,252,825
-----------------------------------------------------
                                            5,769,788
-----------------------------------------------------
 APPLIANCE MANUFACTURER--0.5%
      76,500 Sunbeam Corp.                  2,993,063
-----------------------------------------------------
 AUTO/ORIGINAL EQUIPMENT MANUFACTURER--0.3%
      22,600 Cummins Engine, Inc.           1,774,100
-----------------------------------------------------
 AUTO/VEHICLE--2.5%
     112,900 Ford Motor Co.                 4,614,788
     150,400 General Motors Corp.           9,306,000
-----------------------------------------------------
                                           13,920,788
-----------------------------------------------------
 AUTOMOBILES & AUTOMOBILE PARTS--0.3%
      42,500 Genuine Parts Co.              1,386,563
-----------------------------------------------------
 BANK HOLDING COMPANIES--0.4%
      25,400 Comerica, Inc.                 1,920,875
-----------------------------------------------------
 BANKS--4.8%
      32,750 Banc One Corp.                 1,838,094
      46,900 Bank of New York, Inc.         2,277,581
      41,500 Chase Manhattan Corp.          4,712,844
      25,200 Citicorp.                      3,420,900
      27,800 First Bank System, Inc.        2,474,200
      33,600 First Chicago Corp.            2,549,400
      94,600 NationsBank Corp.              6,734,338
      10,000 Wells Fargo & Company          2,749,375
-----------------------------------------------------
                                           26,756,732
-----------------------------------------------------

   Shares    Description                          Value
-----------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 BEVERAGES--2.5%
     135,800 Coca Cola Co.                     $  9,404,150
     112,700 Pepsico, Inc.                        4,317,819
-----------------------------------------------------------
                                                 13,721,969
-----------------------------------------------------------
 BIOTECHNOLOGY--0.2%
      14,700 Amgen, Inc.*                           864,544
-----------------------------------------------------------
 BUILDING MATERIALS--0.3%
      38,000 USG Corp.*                           1,786,000
-----------------------------------------------------------
 BUSINESS SERVICES--0.5%
      53,500 Automatic Data Processing, Inc.      2,648,250
-----------------------------------------------------------
 CHEMICAL PRODUCTS--0.7%
      40,300 Du Pont (E.I.) de Nemours & Co.      2,697,581
      44,500 IMC Global, Inc.                     1,404,531
-----------------------------------------------------------
                                                  4,102,112
-----------------------------------------------------------
 CHEMICALS-COMMODITY--1.4%
      44,900 Dow Chemicals Co.                    4,265,500
      67,300 Monsanto Co.                         3,352,381
-----------------------------------------------------------
                                                  7,617,881
-----------------------------------------------------------
 COMMERCIAL SERVICES--0.3%
      31,800 Interim Services, Inc.*              1,448,888
-----------------------------------------------------------
 COMMUNICATIONS SERVICES COMPANIES--0.4%
      73,800 Airtouch Communications, Inc.*       2,430,788
-----------------------------------------------------------
 COMMUNICATIONS & MEDIA SERVICES--3.6%
      52,400 Ameritech Corp.                      3,533,725
      48,500 Bellsouth Corp.                      2,297,688
     185,100 GTE Corp.                            8,607,150
      49,900 Sprint Corp.                         2,470,050
      87,200 Worldcom, Inc.*                      3,046,550
-----------------------------------------------------------
                                                 19,955,163
-----------------------------------------------------------
 CONSUMER GOODS--0.5%
      42,000 Nike, Inc.                           2,617,125
-----------------------------------------------------------
 CONSUMER STAPLES--1.7%
      50,500 American Home Products Corp.         4,163,094
      32,600 Procter & Gamble Co.                 4,959,275
-----------------------------------------------------------
                                                  9,122,369
-----------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS CORE U.S. EQUITY FUND (continued)
July 31, 1997
(Unaudited)
---------------------------------------  ---------------------------------------

   Shares    Description                             Value
--------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 DEFENSE--1.7%
      75,000 Boeing Co.                           $  4,410,938
      36,200 Textron, Inc.                           2,536,263
      36,000 TRW, Inc.                               2,106,000
--------------------------------------------------------------
                                                     9,053,201
--------------------------------------------------------------
 DEPARTMENT STORES--3.6%
     105,300 Dayton Hudson Corp.                     6,805,013
      37,100 Federated Department Stores, Inc.*      1,625,444
      27,300 Fred Meyer, Inc.*                       1,564,631
      64,200 Sears Roebuck & Co.                     4,064,663
     150,700 Walmart Stores, Inc.                    5,660,669
--------------------------------------------------------------
                                                    19,720,420
--------------------------------------------------------------
 DIVERSIFIED MANUFACTURING--0.6%
      36,900 Allied Signal, Inc.                     3,404,025
--------------------------------------------------------------
 ELECTRIC UTILITIES--2.6%
      74,600 Duke Power Co.                          3,781,288
     125,800 Edison International, Inc.              3,176,450
      21,300 Empresa Nacional de Electric ADR        1,797,188
      42,900 Teco Energy, Inc.                       1,088,588
      90,700 Texas Utilities Co.                     3,214,181
      57,600 Unicom Corp.                            1,306,800
--------------------------------------------------------------
                                                    14,364,495
--------------------------------------------------------------
 ELECTRICAL--0.3%
      51,200 Cinergy Corp.                           1,721,600
--------------------------------------------------------------
 ELECTRONICS & OTHER ELECTRICAL EQUIPMENT--4.6%
      37,300 Emerson Electric Co.                    2,200,700
     327,000 General Electric Co.                   22,951,313
--------------------------------------------------------------
                                                    25,152,013
--------------------------------------------------------------
 ENTERPRISE SYSTEMS--3.2%
      76,000 Compaq Computer Corp.*                  4,341,500
      63,700 Hewlett Packard Co.                     4,462,981
      65,300 International Business Machines         6,905,475
      49,900 Sun Microsystems, Inc.*                 2,279,806
--------------------------------------------------------------
                                                    17,989,762
--------------------------------------------------------------

   Shares    Description                                Value
-----------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 ENTERTAINMENT AND LEISURE--0.8%
      53,642 Walt Disney, Co.                        $  4,334,944
-----------------------------------------------------------------
 FINANCIAL SERVICES--4.0%
      25,700 American Express Co.                       2,152,375
      33,000 American Financial Group                   1,575,750
      90,700 BankAmerica Corp.                          6,847,850
      91,700 Federal National Mortgage Association      4,338,556
      76,600 Providian Financial Corp.                  3,001,763
      60,033 Travelers Group, Inc.                      4,318,624
-----------------------------------------------------------------
                                                       22,234,918
-----------------------------------------------------------------
 FOOD--0.7%
      35,100 Interstate Bakeries Corp.                  2,141,100
       7,800 Unilever, Inc.                             1,700,400
-----------------------------------------------------------------
                                                        3,841,500
-----------------------------------------------------------------
 FOOD PRODUCERS--0.6%
      33,500 Dean Foods Co.                             1,614,281
      16,000 Ralston Purina Co.                         1,444,000
-----------------------------------------------------------------
                                                        3,058,281
-----------------------------------------------------------------
 FOREST PRODUCTS--1.4%
      80,000 Avery Dennison Corp.                       3,530,000
      28,000 Georgia Pacific Corp.                      2,644,250
      26,600 Kimberly Clark Corp.                       1,348,288
-----------------------------------------------------------------
                                                        7,522,538
-----------------------------------------------------------------
 GAS DISTRIBUTION & PIPELINE--0.6%
      45,100 Columbia Gas Systems, Inc.                 3,100,625
-----------------------------------------------------------------
 GROCERY PRODUCTS--0.4%
      97,500 IBP, Inc.                                  2,218,125
-----------------------------------------------------------------
 HEALTH & MEDICAL SERVICES--2.0%
      62,800 Abbott Laboratories                        4,109,475
      85,400 Johnson & Johnson                          5,321,488
      28,900 Lincare Holdings, Inc.*                    1,416,100
-----------------------------------------------------------------
                                                       10,847,063
-----------------------------------------------------------------
 HEALTH SUPPLIERS/SERVICES--0.2%
      31,900 Alberto Culver Co. Class B                   895,194
-----------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

   Shares    Description                             Value
--------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 HEALTHCARE MANAGEMENT--0.8%
      62,600 Columbia HCA Healthcare              $  2,018,850
      51,800 Wellpoint Health Networks*              2,551,150
--------------------------------------------------------------
                                                     4,570,000
--------------------------------------------------------------
 HOUSEHOLD PRODUCTS--1.1%
      58,800 Gillette Co.                            5,821,200
--------------------------------------------------------------
 INDUSTRIAL--0.7%
      61,400 Corning, Inc.                           3,795,288
--------------------------------------------------------------
 INDUSTRIAL MACHINERY--0.7%
      70,800 Caterpillar, Inc.                       3,964,800
--------------------------------------------------------------
 INFORMATION MANAGEMENT--0.9%
     189,700 Dun & Bradstreet Corp.                  5,121,900
--------------------------------------------------------------
 INSURANCE--0.3%
      12,900 MBIA, Inc.                              1,522,200
--------------------------------------------------------------
 INSURANCE SERVICES--0.3%
      35,600 Protective Life Corp.                   1,811,150
--------------------------------------------------------------
 INSURANCE SPECIALTY--0.3%
      40,900 Everest Reinsurance Holdings            1,584,875
--------------------------------------------------------------
 INSURANCE-LIFE--0.7%
      18,300 Cigna Corp.                             3,650,850
--------------------------------------------------------------
 INSURANCE-MULTI-LINE--0.3%
      22,654 Aegon N V Amer Reg                      1,718,872
--------------------------------------------------------------
 INSURANCE-PROPERTY AND CASUALTY--1.4%
      25,356 Allstate Corp.                          2,003,124
      54,075 American International Group, Inc.      5,758,988
--------------------------------------------------------------
                                                     7,762,112
--------------------------------------------------------------
 INTEGRATED OIL--6.5%
      21,600 Amoco Corp.                             2,030,400
      41,800 Atlantic Richfield Co.                  3,127,163
     240,500 Exxon Corp.                            15,452,125
      82,200 Phillips Petroleum Co.                  3,786,338
     104,000 Royal Dutch Petroleum                   5,817,500
      27,200 Texaco, Inc.                            3,156,900
      55,000 Unocal Corp.                            2,200,000
--------------------------------------------------------------
                                                    35,570,426
--------------------------------------------------------------

   Shares    Description                        Value
---------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 INVESTMENT BROKERS & MANAGERS--1.1%
      49,200 Merrill Lynch Co.               $  3,465,525
      40,800 Salomon, Inc.                      2,588,250
---------------------------------------------------------
                                                6,053,775
---------------------------------------------------------
 LOGISTICS/RAIL--0.8%
      37,900 Norfolk Southern Corp.             4,197,425
---------------------------------------------------------
 MACHINERY AND EQUIPMENT--0.4%
      28,600 Ingersoll-Rand Co.                 1,946,588
---------------------------------------------------------
 MEDIA/ENTERTAINMENT--0.6%
      40,500 King World Productions, Inc.*      1,635,188
      52,600 Meredith Corp.                     1,456,363
---------------------------------------------------------
                                                3,091,551
---------------------------------------------------------
 MISCELLANEOUS MANUFACTURER--0.3%
      79,200 Coltec Industries, Inc.*           1,742,400
---------------------------------------------------------
 NONFERROUS METALS--0.6%
      47,200 Alumax, Inc.*                      2,000,100
      15,500 Phelps Dodge Corp.                 1,318,469
---------------------------------------------------------
                                                3,318,569
---------------------------------------------------------
 OFFICE & BUSINESS EQUIPMENT--0.9%
      42,000 Miller Herman, Inc.                2,084,250
      35,600 Xerox Corp.                        2,928,100
---------------------------------------------------------
                                                5,012,350
---------------------------------------------------------
 OIL & GAS--2.6%
      58,600 Ensco International, Inc.*         3,874,925
     106,700 Mobil Corp.                        8,162,550
      60,100 Rowan Companies, Inc.*             1,975,788
---------------------------------------------------------
                                               14,013,263
---------------------------------------------------------
 OIL & GAS EXPLORATION--0.5%
     101,900 Marine Drilling Companies*         2,528,394
---------------------------------------------------------
 PERSONAL COMPUTERS & PERIPHERALS--1.6%
      63,000 Creative Technology*               1,283,625
      29,700 Eastman Kodak Co.                  1,989,900
      74,400 Quantum Corp.*                     2,162,250
      90,200 Western Digital Corp.*             3,472,700
---------------------------------------------------------
                                                8,908,475
---------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS CORE U.S. EQUITY FUND (continued)
July 31, 1997
(Unaudited)
---------------------------------------  ---------------------------------------

   Shares    Description                             Value
--------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 PHARMACEUTICALS--5.7%
     103,800 Bristol-Myers Squibb                 $  8,141,813
      18,200 Eli Lilly & Co.                         2,056,600
      43,900 Forest Laboratories, Inc.*              1,997,450
      84,000 Merck & Co., Inc.                       8,730,750
      56,000 Pfizer, Inc.                            3,339,000
      93,000 Schering Plough Corp.                   5,074,313
      13,500 Warner Lambert Co.                      1,885,781
--------------------------------------------------------------
                                                    31,225,707
--------------------------------------------------------------
 PRINTING--0.3%
      51,400 Lexmark International Group, Inc.*      1,673,713
--------------------------------------------------------------
 RESTAURANTS--0.3%
      28,000 McDonalds Corp.                         1,505,000
--------------------------------------------------------------
 RESTAURANTS & HOTELS--0.3%
      23,800 HFS, Inc.*                              1,386,350
--------------------------------------------------------------
 RETAIL--1.5%
      65,000 American Stores Co.                     1,641,250
      87,600 Best Buy Co., Inc.*                     1,138,800
      49,950 Home Depot, Inc.                        2,491,256
      44,800 Ross Stores, Inc.                       1,416,800
      58,400 TJX Companies, Inc.                     1,744,700
--------------------------------------------------------------
                                                     8,432,806
--------------------------------------------------------------
 RETAIL TRADE--0.4%
      47,100 Gap, Inc.                               2,093,006
--------------------------------------------------------------
 SAVINGS AND LOANS--0.6%
      60,600 HF Ahmanson & Co.                       3,223,163
--------------------------------------------------------------
 SECURITY--0.5%
      30,400 Tyco International Ltd.                 2,462,400
--------------------------------------------------------------
 SECURITY AND COMMODITY BROKERS, DEALERS AND SERVICES--0.1%
      13,800 Morgan Stanley Dean Witter                721,913
--------------------------------------------------------------
 SEMICONDUCTORS--3.9%
      32,800 Advanced Micro Devices, Inc.*           1,150,050
     132,400 Intel Corp.                            12,155,975
      33,700 Micron Technology, Inc.*                1,640,769
      58,400 Motorola, Inc.                          4,690,250

   Shares    Description                          Value
-----------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 SEMICONDUCTORS (CONTINUED)
      48,100 National Semiconductor Corp.*     $  1,515,150
-----------------------------------------------------------
                                                 21,152,194
-----------------------------------------------------------
 SOFTWARE & SERVICES--2.0%
      68,700 Microsoft Corp.*                     9,721,050
      24,000 Oracle Corp.*                        1,306,500
-----------------------------------------------------------
                                                 11,027,550
-----------------------------------------------------------
 SPECIALTY RETAIL--0.3%
      34,700 Tiffany & Co.                        1,568,006
-----------------------------------------------------------
 SUPERMARKETS--0.6%
      58,567 Safeway, Inc.*                       3,140,655
-----------------------------------------------------------
 TELECOMMUNICATIONS EQUIPMENT--0.7%
      43,303 Lucent Technologies, Inc.            3,678,049
-----------------------------------------------------------
 TEXTILES--0.3%
      32,400 Sara Lee Corp.                       1,419,525
-----------------------------------------------------------
 TIRE & OTHER RELATED RUBBER PRODUCTS--0.3%
      29,100 Goodyear Tire & Rubber Co.           1,878,769
-----------------------------------------------------------
 TOBACCO--1.9%
     176,500 Philip Morris Companies, Inc.        7,964,563
      75,300 RJR Nabisco, Inc.                    2,470,781
-----------------------------------------------------------
                                                 10,435,344
-----------------------------------------------------------
 TRANSPORTATION--0.4%
      52,400 Shell Transport & Trading PLC        2,338,350
-----------------------------------------------------------
 UTILITIES--1.6%
      38,200 Cia de Telecomunicaciones Chile      1,258,213
      94,900 Dominion Resources, Inc.             3,487,575
      42,100 DQE, Inc.                            1,328,781
      50,700 Telecom Argentina ADR                2,931,076
-----------------------------------------------------------
                                                  9,005,645
-----------------------------------------------------------
 TOTAL COMMON STOCKS
  (COST $364,176,160)                          $528,674,399
-----------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

  Principal
   Amount    Description                             Value
---------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS(B)--0.1%
 $   150,000 U.S. Treasury Bill
              4.81%, 08/28/97                     $    149,459
     145,000 U.S. Treasury Bill
              4.91%, 09/18/97                          144,926
      50,000 U.S. Treasury Bill
              4.93%, 09/18/97                           49,971
      65,000 U.S. Treasury Bill
              4.86%, 09/18/97                           64,780
     115,000 U.S. Treasury Bill
              5.03%, 9/18/97                           114,863
---------------------------------------------------------------
 TOTAL U.S. TREASURY OBLIGATIONS
  (COST $521,989)                                 $    523,999
---------------------------------------------------------------
 REPURCHASE AGREEMENT--2.4%
 $12,900,000 Joint Repurchase Agreement Account
              5.84%, 08/01/97(b)                  $ 12,900,000
---------------------------------------------------------------
 TOTAL REPURCHASE AGREEMENT
  (COST $12,900,000)                              $ 12,900,000
---------------------------------------------------------------
 TOTAL INVESTMENTS
  (COST $377,598,149)(A)                          $542,098,398
---------------------------------------------------------------
 FEDERAL INCOME TAX INFORMATION:
 Gross unrealized gain for investments in which
  value exceeds cost                              $166,979,947
 Gross unrealized loss for investments in which
  cost exceeds value                                (2,842,693)
---------------------------------------------------------------
 Net unrealized gain                              $164,497,254
---------------------------------------------------------------

--------------------------------------------------------------------------------
Futures contracts open at July 31, 1997 are as follows:

                     Number of
                     Contracts Settlement Unrealized
       Type           Long(c)    Month       Gain
-------------------  --------- ---------- ----------
                               September
S&P 500 Stock Index      25    1997        364,677
----------------------------------------------------

* Non-income producing security.
(a) The aggregate cost for federal income tax purposes is $377,601,144.
(b) Portion of this security is being segregated as collateral for futures contracts.
(c) Each S&P 500 Stock Index represents $50,000 in notional par value. The total net notional amount and market value at risk are $1,250,000 and $11,974,375, respectively. The determination of notional amounts does not consider market risk factors and therefore notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS CORE LARGE CAP GROWTH FUND
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
  On behalf of Goldman Sachs, it is a pleasure to welcome you as a shareholder in the Goldman Sachs CORE Large Cap Growth Fund. In the future, we will be sending you annual and semiannual reports that describe the fund's performance, as well as information regarding specific holdings. This semiannual report covers the abbreviated period from May 1, 1997, when the fund began operations, through July 31, 1997.

OBJECTIVE AND INVESTMENT APPROACH
  The Goldman Sachs CORE Large Cap Growth Fund is designed to provide investors with a broadly diversified portfolio of growth-oriented equity securities of large-cap U.S. issuers. The selected securities typically have higher prospective growth rates than the general domestic economy. The fund's portfolio is designed to maintain risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. Therefore, the fund's performance relative to the Growth Index comes primarily from stock selection within sectors.
  The fund employs a disciplined approach that combines fundamental investment research provided by the Goldman Sachs Global Investment Research Department with quantitative analysis generated by a proprietary multifactor model developed by the Asset Management Division. The model evaluates each stock using many different criteria including valuation, momentum and safety. It also objectively analyzes the impact of current economic conditions on different types of stocks. Those stocks ranked highly by both the multifactor model and by Goldman Sachs research are considered for the fund's portfolio.

PERFORMANCE REVIEW: STOCK SELECTION BENEFITED PERFORMANCE, BUT RESULTS WERE DAMPENED BY DEFENSIVE POSTURE

 PERFORMANCE SUMMARY: MAY 1, 1997--JULY 31, 1997

                  FUND TOTAL RETURN RUSSELL 1000
                    (BASED ON NET   GROWTH INDEX
                    ASSET VALUE)    TOTAL RETURN
                  ----------------- ------------
  Class A*             19.50%          21.37%
  Class B*             19.40%          21.37%
  Institutional*       19.50%          21.37%
  Service*             19.40%          21.37%

* Class A, B, Institutional and Service share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class A, B, Institutional and Service shares is from their inception through the end of the period.

  The fund's performance during the period was primarily driven by specific stock selection. Within the growth universe, the fund focused on more stable companies trading at reasonable valuations, as our proprietary multifactor model emphasized stocks with lower price/earnings ratios and less potential for earnings disappointments. In addition, qualitative stock recommendations produced by the Goldman Sachs Global Investment Research Department also benefited the fund's performance.
  Given cautionary market conditions (i.e., increasing volatility and record-low dividend yields), we maintained a "safety-first" stock-selection bias. This approach led us to seek stocks with relatively stable characteristics (i.e., predictable earnings and less volatile prices) relative to the large-cap growth universe. ALTHOUGH DEFENSIVE STOCKS OUTPERFORMED, AIDING OUR "STOCK-SELECTION" RETURNS, OUR IMPLICIT CAUTION (OR LOWER BETA) HURT THE PORTFOLIO'S RELATIVE PERFORMANCE. Additionally, May proved to be a difficult month for momentum strategies, which led the fund to trail the benchmark for the period despite achieving healthy gains in June.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
  The fund's best performing stocks during the period came from a wide range of sectors. These included financial holdings such as AMERICAN INTERNATIONAL
GROUP, INC., TRAVELERS, INC. and MERRILL LYNCH & CO., INC., pharmaceutical companies such as PFIZER INC. and WARNER LAMBERT CO., and computer manufacturer COMPAQ COMPUTER CORP.

PORTFOLIO COMPOSITION
  As of July 31, 1997, the fund held 139 stocks. The fund's fundamental characteristics were generally more attractive than those of the benchmark. For example, within the growth universe, the fund had a lower price/earnings ratio based on 1997 estimated earnings than the Russell 1000 Growth Index (20.1x versus 25.5x) and a lower price/book ratio (4.1x versus 6.4x), while having a higher five-year earnings-per-share growth projection (26% versus 24%).

 TOP 10 PORTFOLIO HOLDINGS AS OF JULY 31, 1997

                                       PERCENTAGE OF
  COMPANY           LINE OF BUSINESS  TOTAL NET ASSETS
  -------           ----------------  ----------------
  Intel Corp.       Semiconductors          4.2%
                     and Electronics
  Microsoft Corp.   Computer Software       3.5
  Dayton Hudson     Department Stores       2.8
   Corp.
  General Electric
   Co.              Electronics             2.8
  American          Property/Casualty       2.8
   International     Insurance
   Group, Inc.
  Corning Inc.      Glass Products          2.2
                     Manufacturer
  Pfizer Inc.       Pharmaceuticals         2.0
  Philip Morris     Tobacco and Food        1.9
   Companies, Inc.   Products
  Gillette Co.      Cosmetics and           1.9
                     Toiletries
  Abbott            Health & Medical        1.9
   Laboratories      Services

OUTLOOK
  We intend to maintain a balanced approach by considering all of our investment themes (value, momentum and safety) when making investment decisions. In the near term, however, recent cautionary signals such as increasing market volatility and record-low dividend yields have led us to adopt a slightly more defensive posture. Therefore, we are currently favoring less volatile stocks selling at reasonable valuations, while avoiding stocks whose primary attractions are strong prior earnings and price momentum. Despite these near-term preferences, we continue to adhere to our primary investment style as defined by the Russell 1000 Growth Index. As a result, we will continue to have a significant growth tilt relative to the overall market.

/s/ Robert C. Jones

Robert C. Jones
Senior Portfolio Manager,
Quantitative Equity

/s/ Kent A. Clark

Kent A. Clark
Portfolio Manager,
Quantitative Equity

/s/ Victor H. Pinter

Victor H. Pinter
Portfolio Manager,
Quantitative Equity

August 29, 1997

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS CORE LARGE CAP GROWTH FUND
July 31, 1997
(Unaudited)
---------------------------------------  ---------------------------------------

  Shares  Description                      Value
---------------------------------------------------
 COMMON STOCKS--95.8%
 AEROSPACE--0.2%
      600 United Technologies Corp.     $    50,738
---------------------------------------------------
 AEROSPACE/DEFENSE--0.6%
    1,700 Gulfstream Aerospace Corp.*        45,263
    5,700 Rohr Inc.*                        135,375
---------------------------------------------------
                                            180,638
---------------------------------------------------
 AGRICULTURE/HEAVY EQUIPMENT--0.9%
    6,100 Tenneco, Inc.                     284,413
---------------------------------------------------
 AIRLINES--1.6%
    2,000 Delta Air Lines, Inc.             177,750
    4,200 UAL Corp.*                        344,663
---------------------------------------------------
                                            522,413
---------------------------------------------------
 APPLIANCE MANUFACTURER--0.9%
    2,900 Creative Technology*               59,088
    5,500 Sunbeam Corp.                     215,188
---------------------------------------------------
                                            274,276
---------------------------------------------------
 BANKS--0.5%
    2,500 NationsBank Corp.                 177,969
---------------------------------------------------
 BEVERAGES--0.8%
    3,800 Coca Cola Co.                     263,150
---------------------------------------------------
 BIOTECHNOLOGY--0.4%
    2,200 Amgen, Inc.*                      129,388
---------------------------------------------------
 BROADCAST MEDIA--0.1%
      900 Belo A H Corp                      40,050
---------------------------------------------------
 BUILDING MATERIALS--0.4%
    2,500 USG Corp.*                        117,500
---------------------------------------------------
 BUSINESS SERVICES--0.5%
   17,000 Medaphis Corp.*                   153,000
---------------------------------------------------
 CHEMICAL PRODUCTS--0.6%
    1,900 Cytec Industries, Inc.*            75,050
    3,900 IMC Global Inc.                   123,094
---------------------------------------------------
                                            198,144
---------------------------------------------------

  Shares  Description                  Value
-----------------------------------------------
 COMMON STOCKS (CONTINUED)
 CHEMICALS-COMMODITY--0.9%
    1,700 Dow Chemicals Co.         $   161,500
    2,700 Monsanto Co.                  134,494
-----------------------------------------------
                                        295,994
-----------------------------------------------
 COMMERCIAL SERVICES--0.3%
    2,500 Interim Services, Inc.*       113,906
-----------------------------------------------
 COMMUNICATIONS & MEDIA SERVICES--2.4%
   13,100 GTE Corp.                     609,150
    2,000 Tellabs Inc.*                 119,750
    1,900 Worldcom, Inc.*                66,381
-----------------------------------------------
                                        795,281
-----------------------------------------------
 CONSUMER GOODS--0.5%
    2,900 Nike, Inc.                    180,706
-----------------------------------------------
 CONSUMER PRODUCTS--0.5%
    4,300 Blyth Industries Inc*         154,531
-----------------------------------------------
 CONSUMER STAPLES--1.6%
    3,600 Procter & Gamble Co.          547,650
-----------------------------------------------
 DATACOM EQUIPMENT--0.8%
    3,300 Cisco Systems, Inc.*          262,556
-----------------------------------------------
 DEPARTMENT STORES--4.4%
   14,600 Dayton Hudson Corp.           943,525
    3,400 Fred Meyer Inc.*              194,863
    2,000 Sears Roebuck & Co.           126,625
    4,900 Walmart Stores, Inc.          184,056
-----------------------------------------------
                                      1,449,069
-----------------------------------------------
 DIVERSIFIED MANUFACTURING--0.8%
    5,700 Acx Technologies Inc.*        144,281
    1,800 Dover Corp.                   128,475
-----------------------------------------------
                                        272,756
-----------------------------------------------
 ELECTRONICS & OTHER ELECTRICAL EQUIPMENT--
 3.6%
   13,300 General Electric Co.          933,494
    3,300 Jabil Circuit Inc.*           160,669
    1,500 Linear Technology Corp.       100,313
-----------------------------------------------
                                      1,194,476
-----------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

  Shares  Description                                Value
-------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 ENTERPRISE SYSTEMS--2.0%
    2,300 Avid Technology Inc.*                   $    79,063
    4,600 Hewlett Packard Co.                         322,288
    6,600 Silicon Graphics Inc.*                      165,000
    2,500 Sun Microsystems, Inc.*                     114,219
-------------------------------------------------------------
                                                      680,570
-------------------------------------------------------------
 ENTERTAINMENT AND LEISURE--2.6%
    9,400 Carnival Cruise Lines Corp. Class A         395,975
    4,100 Hollywood Entertainment Co.*                 76,875
    5,000 Walt Disney, Co.                            404,063
-------------------------------------------------------------
                                                      876,913
-------------------------------------------------------------
 FINANCIAL SERVICES--2.6%
    1,200 American Express Co.                        100,500
    2,100 BankAmerica Corp.                           158,550
    1,500 CMAC Investment Corp.                        70,781
    3,500 Federal National Mortgage Association       165,594
    4,900 Travelers Group, Inc.                       352,494
-------------------------------------------------------------
                                                      847,919
-------------------------------------------------------------
 FOOD--0.5%
    2,800 Interstate Bakeries Corp.                   170,800
-------------------------------------------------------------
 FOREST PRODUCTS--0.5%
    4,100 Avery Dennison Corp.                        180,913
-------------------------------------------------------------
 GAS DISTRIBUTION & PIPELINE--0.6%
    2,700 Columbia Gas Systems, Inc.                  185,625
-------------------------------------------------------------
 HEALTH & MEDICAL SERVICES--4.3%
    9,500 Abbott Laboratories                         621,656
    1,200 Biomet Inc.                                  23,925
    4,400 Dura Pharmaceuticals Inc.*                  171,600
    2,600 Health Management Association*               83,038
    5,300 Johnson & Johnson                           330,256
    2,400 Lincare Holdings Inc.*                      117,600
    3,800 Prime Hospitality Corp.*                     69,825
-------------------------------------------------------------
                                                    1,417,900
-------------------------------------------------------------

  Shares  Description                        Value
-----------------------------------------------------
 COMMON STOCKS (CONTINUED)
 HEALTH SUPPLIERS/SERVICES--0.7%
    4,900 Alberto Culver Co., Class B     $   137,506
      900 Medtronic Inc.                       78,525
-----------------------------------------------------
                                              216,031
-----------------------------------------------------
 HEALTHCARE MANAGEMENT--1.3%
    5,800 Columbia HCA Healthcare             187,050
    3,200 Quest Diagnostics Inc.*              55,600
    4,100 Wellpoint Health Networks*          201,925
-----------------------------------------------------
                                              444,575
-----------------------------------------------------
 HOUSEHOLD DURABLES--0.5%
    3,000 Ethan Allen Interiors Inc.          159,000
-----------------------------------------------------
 HOUSEHOLD PRODUCTS--2.2%
    6,300 Gillette Co.                        623,700
    3,500 Premark International Inc.          110,469
-----------------------------------------------------
                                              734,169
-----------------------------------------------------
 INDUSTRIAL--2.2%
   11,700 Corning Inc.                        723,206
-----------------------------------------------------
 INDUSTRIAL MACHINERY--1.6%
    6,800 Caterpillar, Inc.                   380,800
    2,700 Tecumseh Products Co. Class A       151,875
-----------------------------------------------------
                                              532,675
-----------------------------------------------------
 INFORMATION MANAGEMENT--1.1%
   13,100 Dun & Bradstreet Corp.              353,700
-----------------------------------------------------
 INSURANCE SERVICES--1.9%
    2,000 AMBAC Inc.                          170,375
    2,500 Conseco, Inc.                       101,875
    3,000 MGIC Investment Corp.               157,688
    2,700 Protective Life Corp.               137,363
    1,300 SunAmerica, Inc.                     78,650
-----------------------------------------------------
                                              645,951
-----------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS CORE LARGE CAP GROWTH FUND (continued)
July 31, 1997
(Unaudited)
---------------------------------------  ---------------------------------------

  Shares  Description                              Value
-----------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 INSURANCE-PROPERTY AND CASUALTY--2.8%
    8,700 American International Group, Inc.    $   926,550
-----------------------------------------------------------
 INTEGRATED OIL--1.2%
    3,700 Exxon Corp.                               237,725
    2,000 Norsk Hydro ADR                           104,500
      600 Phillips Petroleum Co.                     27,638
    1,000 Unocal Corp.                               40,000
-----------------------------------------------------------
                                                    409,863
-----------------------------------------------------------
 OFFICE & BUSINESS EQUIPMENT--0.5%
    4,400 Banctec Inc.*                             107,525
      800 Pitney-Bowes Inc.                          60,100
-----------------------------------------------------------
                                                    167,625
-----------------------------------------------------------
 OIL & GAS--2.8%
    5,400 El Paso Natural Gas Co.                   312,188
    3,800 Ensco International Inc.*                 251,275
    4,900 Mobil Corp.                               374,850
-----------------------------------------------------------
                                                    938,313
-----------------------------------------------------------
 OIL & GAS EXPLORATION--1.3%
   16,000 Marine Drilling Companies*                397,000
    1,800 Union Texas Petroleum Holdings Inc.        37,463
-----------------------------------------------------------
                                                    434,463
-----------------------------------------------------------
 PERSONAL COMPUTERS & PERIPHERALS--5.2%
    7,500 Compaq Computer Corp.*                    428,438
    2,200 Dell Computer Corporation*                188,100
    7,400 Komag Inc.*                               154,013
    2,400 Quantum Corp.*                             69,750
   14,500 Read Rite Corp.*                          375,188
   13,300 Western Digital Corp.*                    512,050
-----------------------------------------------------------
                                                  1,727,539
-----------------------------------------------------------
 PHARMACEUTICALS--3.8%
    1,400 Merck & Co.                               145,513
   11,100 Pfizer, Inc.                              661,838
    3,000 Schering Plough Corp.                     163,688
    2,200 Warner Lambert Co.                        307,313
-----------------------------------------------------------
                                                  1,278,352
-----------------------------------------------------------

  Shares  Description                                  Value
---------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 RECREATIONAL PRODUCTS--0.3%
    3,200 Mattel, Inc.                              $   111,200
---------------------------------------------------------------
 RESTAURANTS & HOTELS--0.4%
    2,507 HFS, Inc.*                                    146,033
---------------------------------------------------------------
 RETAIL--3.3%
   22,200 Best Buy Co. Inc.*                            288,600
    4,059 CVS Corporation                               230,856
   10,000 Ross Stores, Inc.                             316,250
    8,800 TJX Companies, Inc.                           262,900
---------------------------------------------------------------
                                                      1,098,606
---------------------------------------------------------------
 SECURITY--1.4%
    5,600 Tyco International Ltd.                       453,600
---------------------------------------------------------------
 SECURITY AND COMMODITY BROKERS, DEALERS AND SERVICES--1.9%
    2,800 Bear Stearns Companies Inc.                   114,275
    2,400 Merrill Lynch Co.                             169,050
    5,500 Salomon, Inc.                                 348,906
---------------------------------------------------------------
                                                        632,231
---------------------------------------------------------------
 SEMICONDUCTORS--5.9%
    7,400 Advanced Micro Devices Inc.*                  259,463
   15,200 Intel Corp.                                 1,395,550
    2,000 Microchip Technology*                          74,500
    1,100 Micron Technology                              53,556
    5,900 National Semiconductor Corp.*                 185,850
---------------------------------------------------------------
                                                      1,968,919
---------------------------------------------------------------
 SOFTWARE & SERVICES--5.5%
    4,600 Cadence Design Systems, Inc.*                 204,413
    1,500 Computer Associates International, Inc.       102,094
    3,100 Electronic Data Systems                       134,075
    8,200 Microsoft Corp.*                            1,160,300
    3,200 Oracle Corp.                                  174,200
    4,000 Sybase Inc.*                                   59,000
---------------------------------------------------------------
                                                      1,834,082
---------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------


  Shares  Description                        Value
-----------------------------------------------------
 COMMON STOCKS (CONTINUED)
 SPECIALTY RETAIL--2.8%
    9,600 Footstar Inc.*                  $   256,800
    2,700 Gap, Inc.                           119,981
    2,700 Limited Inc.                         60,244
    9,000 Pier 1 Imports Inc.                 158,625
    4,000 Tiffany & Co.                       180,750
    7,800 Zale Corp.*                         169,650
-----------------------------------------------------
                                              946,050
-----------------------------------------------------
 STEEL--0.5%
    2,800 AK Steel Holding Corp.              128,450
    1,900 British Steel PLC ADR                52,844
-----------------------------------------------------
                                              181,294
-----------------------------------------------------
 SUPERMARKETS--1.7%
    4,100 Kroger Company*                     121,206
    6,400 Safeway, Inc.*                      343,200
    1,500 Smith's Food & Drug Center*          89,063
-----------------------------------------------------
                                              553,469
-----------------------------------------------------
 TECHNICAL SERVICES--0.4%
    2,400 3Com Corp.*                         131,250
-----------------------------------------------------
 TELECOMMUNICATIONS EQUIPMENT--1.1%
    4,600 Motorola Inc.                       369,438
-----------------------------------------------------
 TEXTILES--0.8%
    4,100 Burlington Industries, Inc.*         53,044
    4,000 Jones Apparel Group Inc*            207,750
-----------------------------------------------------
                                              260,794
-----------------------------------------------------
 TOBACCO--2.7%
   14,300 Philip Morris Companies, Inc.       645,288
    7,800 RJR Nabisco, Inc.                   255,938
-----------------------------------------------------
                                              901,226
-----------------------------------------------------
 UTILITIES--0.7%
    7,600 DQE Inc.                            239,875
-----------------------------------------------------
 WASTE MANAGEMENT--0.1%
    1,000 U.S.A. Waste Services Inc*           40,313
-----------------------------------------------------

  Shares   Description                             Value
----------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 WHOLESALE TRADE--0.8%
    7,000  Tech Data Corp*                      $   259,859
----------------------------------------------------------------
 TOTAL COMMON STOCKS
  (COST $28,026,861)                            $31,839,495
----------------------------------------------------------------
 Principal
  Amount   Description                             Value
----------------------------------------------------------------
 REPURCHASE AGREEMENT--2.4%
 $800,000  Joint Repurchase Agreement Account
            5.84%, 08/01/97                     $   800,000
----------------------------------------------------------------
 TOTAL REPURCHASE AGREEMENT
  (COST $800,000)                               $   800,000
----------------------------------------------------------------
 TOTAL INVESTMENTS
  (COST $28,826,861)(A)                         $32,639,495
----------------------------------------------------------------
 FEDERAL INCOME TAX INFORMATION:
 Gross unrealized gain for investments in
  which value exceeds cost                      $ 3,958,026
 Gross unrealized loss for investments in
  which cost exceeds value                         (155,914)
----------------------------------------------------------------
 Net unrealized gain                            $ 3,802,112
----------------------------------------------------------------

* Non-income producing security.
(a) The aggregate cost for federal income tax purposes is $28,837,383.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS CAPITAL GROWTH FUND
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
OBJECTIVE AND INVESTMENT APPROACH
  The Goldman Sachs Capital Growth Fund seeks long-term growth of capital primarily through investments in large-capitalization growth stocks. To meet its objective, the fund is managed with a "growth at a reasonable price" investment style, which means we utilize extensive fundamental research to identify companies in a diversified range of industries that we believe offer attractive growth potential at a reasonable price.
  The fund's investment management team believes that wealth is created through the long-term ownership of growing businesses. We view each stock purchase as if we were buying the entire business. To implement this investment strategy, we focus on growing companies with characteristics such as strong brand franchises, dominant market share, recurring revenue, product pricing flexibility, long product life cycles, high returns on invested capital, high profit margins, strong free cash flow, excellent management and favorable long-term prospects. Finally, we will buy a stock meeting our rigorous criteria only if it trades at a reasonable discount to the company's intrinsic value.

PERFORMANCE REVIEW: BOTH SHARE CLASSES OUTPERFORMED THE BENCHMARK

              PERFORMANCE SUMMARY: JANUARY 31, 1997--JULY 31, 1997

                              FUND TOTAL RETURN
                                (BASED ON NET                                         S&P 500
                                ASSET VALUE)                                        TOTAL RETURN
                              -----------------                                     ------------
  Class A*                         23.25%                                              22.55%
  Class B*                         22.74%                                              22.55%

* Class A and B share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge.

  We are pleased to note that the fund continued to perform well compared with its peers. For the five- and one-year periods ended July 31, 1997, the fund's Class A shares were rated "four stars" (in universes of 1,146 and 2,040 domestic equity funds for the five- and one-year periods, respectively) by Morningstar, Inc., an independent mutual fund rating agency./1/ The fund also fared well versus its peers in the Lipper growth fund category, placing in the top 15% (83 and 101 out of 764 funds for Class A and B shares, respectively) for the 12-month period and in the top quartile (70 out of 286 funds for Class A shares) for the five-year period, as of July 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B shares were not ranked for the five-year period because they did not exist during the entire period.)

INVESTMENTS IN PHARMACEUTICAL, FINANCIAL AND CONSUMER PRODUCTS COMPANIES BENEFITED PERFORMANCE
  The strongest contributors to the fund's performance included pharmaceutical companies BRISTOL-MYERS SQUIBB CO. and PFIZER INC. These stocks were buoyed by a number of positive factors, including new product introductions, a benign political environment, a more accommodative FDA, strong unit growth, powerful free cash flow and reasonable valuations. Over the coming decades, we believe these companies are positioned to
--------
/1/ Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 7/31/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Class A shares received three stars for the three-year period and were rated among 2,040 domestic equity funds. The Morningstar rating applies only to the fund's Class A shares; the fund's Class B shares have not been rated. Class B shares are subject to additional fees and expenses that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates funds against peers in the same category. In all, there are four Morningstar categories (domestic equity, international equity, taxable bond and municipal). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
benefit as the baby boomers age and require more health-related products and services.
  In the financial sector, two of the fund's commercial bank holdings, BANKAMERICA CORP. and NATIONSBANK CORP., were prime beneficiaries of the "Goldilocks" economy. This favorable environment, which has been characterized by steady economic growth, modest loan demand, low inflation and stable interest rates, contributed to strong earnings gains for both banks. In addition, MBNA CORP., the second largest credit card lender in the world, appreciated due to surging growth in credit card accounts, new affiliations with sponsoring organizations for its affinity cards and the rapid growth of its U.K. business.
  Several producers of household products also performed well. These included companies with world-class franchises and/or strong brand names such as PROCTER & GAMBLE CO., GILLETTE CO. and COLGATE-PALMOLIVE CO., all of which reported solid earnings gains and high returns on equity. These companies are benefiting from strong international growth as capitalism spreads throughout the world and per capita income rises.
  An investment that lagged during the period was GAYLORD ENTERTAINMENT CO., a diversified entertainment and communications company, as investors responded negatively to the sale of its two cable channels (The Nashville Network and Country Music Television) to Westinghouse Electric Corp. Under terms of the agreement, Gaylord will receive a fixed dollar amount of Westinghouse stock, which minimized the company's risk but also limited its upside potential in the surging stock market. We continue to believe Gaylord is attractively valued.

NEW POSITIONS IN SEVERAL MEDIA STOCKS
  Among the new positions added during the period were media stocks such as GANNETT CO., INC., TRIBUNE CO. and NEW YORK TIMES CO., all of which have dominant local franchises in newspapers and broadcasting. These companies have reported strong year-to-date earnings gains as they have benefited from healthy advertising revenue and reduced newsprint costs. Sales included FISHER SCIENTIFIC INTERNATIONAL, INC., a maker of scientific instruments, supplies and equipment, after it appreciated strongly due to takeover rumors.

 TOP 10 PORTFOLIO HOLDINGS AS OF JULY 31, 1997

                                        PERCENTAGE OF
  COMPANY           LINE OF BUSINESS   TOTAL NET ASSETS
  -------           ----------------   ----------------
  BankAmerica
   Corp.            Commercial Bank          3.4%
  Banc One Corp.    Commercial Bank          3.1
  Intel Corp.       Semiconductors and       3.0
                     Electronics
  General Electric
   Co.              Electronics              2.9
  Pfizer Inc.       Pharmaceuticals          2.9
  Bristol-Myers     Pharmaceuticals          2.9
   Squibb Co.
  NationsBank
   Corp.            Commercial Bank          2.8
  MBNA Corp.        Specialty Finance        2.6
                     and Agencies
  Lucent                                     2.4
   Technologies     Telecommunications
   Co.               Equipment
  Texaco Inc.       International            2.3
                     Integrated Oil
                     Company

OUTLOOK
  In our opinion, the outlook for the economy and the stock market appears attractive, with low inflation, stable interest rates and modest economic growth expected to help the fund's holdings produce favorable earnings gains. However, we do expect increased volatility in the stock market as a result of options and futures expirations, as well as investors' perceptions of inflation and interest rate fluctuations.
  During the past six months, we increased the fund's diversification among industry sectors and increased its holdings of large-cap growth stocks. We believe the fund is currently well positioned to benefit from the positive investing climate that we anticipate.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS CAPITAL GROWTH FUND (continued)
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------

/s/ Herbert E. Ehlers
Herbert E. Ehlers
Senior Portfolio Manager,
U.S. Active Equity Growth


/s/ George D. Adler
George D. Adler
Portfolio Manager,
U.S. Active Equity Growth


/s/ Robert G. Collins
Robert G. Collins
Portfolio Manager,
U.S. Active Equity Growth

August 29, 1997


/s/ Gregory H. Ekizian
Gregory H. Ekizian
Portfolio Manager,
U.S. Active Equity Growth


/s/ Ernest C. Segundo, Jr.
Ernest C. Segundo, Jr.
Portfolio Manager,
U.S. Active Equity Growth

/s/ David G. Shell

David G. Shell
Portfolio Manager,
U.S. Active Equity Growth

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS CAPITAL GROWTH FUND
July 31, 1997
(Unaudited)
---------------------------------------  ---------------------------------------

   Shares    Description                                  Value
--------------------------------------------------------------------
 COMMON STOCKS--98.1%
 ADVERTISING & MARKETING--1.7%
     711,580 Valassis Communications, Inc.*           $   19,968,714
--------------------------------------------------------------------
 ALCOHOL--0.7%
     207,700 Anheuser Busch Companies, Inc.                8,918,119
--------------------------------------------------------------------
 AUTO/ORIGINAL EQUIPMENT MANUFACTURER--0.8%
     206,600 Lear Corp.*                                   9,890,975
--------------------------------------------------------------------
 BANKS--7.2%
     649,522 Banc One Corp.                               36,454,422
     468,700 NationsBank Corp.                            33,365,581
     253,400 State Street Bank Corp.                      14,206,238
--------------------------------------------------------------------
                                                          84,026,241
--------------------------------------------------------------------
 BEVERAGES--2.7%
     234,500 Coca Cola Co.                                16,239,125
     408,100 Pepsico Inc.                                 15,635,331
--------------------------------------------------------------------
                                                          31,874,456
--------------------------------------------------------------------
 BUILDING MATERIALS & CONSTRUCTION--0.3%
      99,700 Sherwin Williams Co.                          3,196,631
--------------------------------------------------------------------
 BUSINESS SERVICES--1.0%
     289,400 First Data Corp.                             12,625,075
--------------------------------------------------------------------
 CABLE/TELEVISION COMMUNICATIONS--0.3%
      69,000 Cablevision Systems Corp. Class A*            4,096,875
--------------------------------------------------------------------
 CHEMICAL PRODUCTS--0.5%
      86,100 Du Pont (E.I.) de Nemours & Co.               5,763,319
--------------------------------------------------------------------
 CHEMICALS-COMMODITY--0.4%
      88,700 Monsanto Co.                                  4,418,369
--------------------------------------------------------------------
 CHEMICALS-SPECIALTY--1.0%
      26,900 Betzdearbon, Inc.                             1,761,950
     101,200 Minnesota Mining and Manufacturing Co.        9,588,700
--------------------------------------------------------------------
                                                          11,350,650
--------------------------------------------------------------------
 COMMERCIAL SERVICES--0.9%
     226,500 Ecolab Inc.                                  10,574,719
--------------------------------------------------------------------
 COMMUNICATIONS SERVICES COMPANIES--0.2%
      56,900 Airtouch Communications, Inc.*                1,874,144
--------------------------------------------------------------------

   Shares    Description                           Value
-------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 CONSUMER STAPLES--3.8%
     143,700 American Home Products Corp.      $   11,846,269
      49,200 Amway Asia Pacific Ltd.                1,891,125
      44,400 Clorox Co.                             6,199,350
     160,940 Procter & Gamble Co.                  24,482,998
-------------------------------------------------------------
                                                   44,419,742
-------------------------------------------------------------
 COMMUNICATIONS & MEDIA SERVICES--1.2%
     530,700 Tele-Communications, Inc.*            13,566,019
-------------------------------------------------------------
 COSMETICS--1.0%
     168,100 Avon Products Inc.                    12,197,756
-------------------------------------------------------------
 DATACOM EQUIPMENT--0.4%
      62,100 Cisco Systems, Inc.*                   4,940,831
-------------------------------------------------------------
 DEFENSE--1.5%
     226,800 McDonnell Douglas Corp.               17,350,200
-------------------------------------------------------------
 DEPARTMENT STORES--1.3%
      69,900 Federated Dept. Stores, Inc.*          3,062,494
     329,500 Walmart Stores, Inc.                  12,376,844
-------------------------------------------------------------
                                                   15,439,338
-------------------------------------------------------------
 ELECTRICAL EQUIPMENT--0.5%
     107,400 American Standard Companies*           5,336,438
-------------------------------------------------------------
 ELECTRONICS & OTHER ELECTRICAL EQUIPMENT--5.9%
     485,100 General Electric Co.                  34,047,956
     386,400 Intel Corp.                           35,476,350
-------------------------------------------------------------
                                                   69,524,306
-------------------------------------------------------------
 ENTERPRISE SYSTEMS--1.3%
      87,400 Hewlett Packard Co.                    6,123,463
      79,100 International Business Machines        8,364,825
-------------------------------------------------------------
                                                   14,488,288
-------------------------------------------------------------
 ENTERTAINMENT AND LEISURE--1.2%
     112,100 Mirage Resorts, Inc.*                  2,998,675
     130,400 Walt Disney, Co.                      10,537,950
-------------------------------------------------------------
                                                   13,536,625
-------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS CAPITAL GROWTH FUND (continued)
July 31, 1997
(Unaudited)
---------------------------------------  ---------------------------------------

   Shares    Description                                 Value
-------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 FINANCIAL SERVICES--6.2%
     527,400 BankAmerica Corp.                       $   39,818,700
     453,000 Federal Home Loan Mortgage Corp.            16,336,313
     345,300 Federal National Mortgage Association       16,337,006
-------------------------------------------------------------------
                                                         72,492,019
-------------------------------------------------------------------
 FOOD--3.4%
     111,600 Campbell Soup Co.                            5,789,250
     133,100 Kellogg Company                             12,228,563
     218,900 Nabisco Holdings Corp.                       9,303,250
     160,480 William Wrigley Jr. Co.                     12,346,930
-------------------------------------------------------------------
                                                         39,667,993
-------------------------------------------------------------------
 FOOD PRODUCERS--0.5%
      64,800 Ralston Purina Co.                           5,848,200
-------------------------------------------------------------------
 FOREST PRODUCTS--0.8%
      97,300 Georgia Pacific Corp.                        9,188,769
-------------------------------------------------------------------
 FUNERAL SERVICES--1.1%
     379,500 Service Corp. International                 12,903,000
-------------------------------------------------------------------
 HEALTH & MEDICAL SERVICES--1.8%
     331,900 Johnson & Johnson                           20,681,519
-------------------------------------------------------------------
 HEALTH SUPPLIERS/SERVICES--0.5%
      35,470 Perkin-Elmer Corp.                           2,895,239
      64,500 U.S. Surgical Corp.                          2,394,563
-------------------------------------------------------------------
                                                          5,289,802
-------------------------------------------------------------------
 HEALTHCARE MANAGEMENT--2.0%
     104,720 Aetna Inc.                                  11,931,535
     164,950 Columbia HCA Healthcare                      5,319,638
     219,000 Tenet Healthcare Corp.*                      6,556,313
-------------------------------------------------------------------
                                                         23,807,486
-------------------------------------------------------------------
 HOTELS & RESTAURANTS--1.2%
     202,220 Marriott International, Inc.                13,902,625
-------------------------------------------------------------------
 HOUSEHOLD PRODUCTS--2.2%
     118,100 Colgate Palmolive Co.                        8,946,075
     173,100 Gillette Co.                                17,136,900
-------------------------------------------------------------------
                                                         26,082,975
-------------------------------------------------------------------

   Shares    Description                               Value
-----------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 INDUSTRIAL--0.5%
      97,900 Corning Inc.                          $    6,051,444
-----------------------------------------------------------------
 INFORMATION MANAGEMENT--1.0%
     180,770 Reuters Holdings PLC                      11,682,261
-----------------------------------------------------------------
 INSURANCE SERVICES--1.1%
       4,800 AMBAC Financial Group, Inc.                  408,900
     214,100 SunAmerica, Inc.                          12,953,050
-----------------------------------------------------------------
                                                       13,361,950
-----------------------------------------------------------------
 INSURANCE-LIFE--0.5%
     210,100 Nationwide Financial Services, Inc.        6,355,525
-----------------------------------------------------------------
 INSURANCE-PROPERTY AND CASUALTY--0.8%
      90,000 American International Group, Inc.         9,585,000
-----------------------------------------------------------------
 INTEGRATED OIL--4.4%
      52,200 Amoco Corp.                                4,906,800
      47,400 Atlantic Richfield Co.                     3,546,113
      74,300 Exxon Corp.                                4,773,775
     164,800 Royal Dutch Petroleum                      9,218,500
     227,900 Texaco, Inc.                              26,450,644
      76,200 Unocal Corp.                               3,048,000
-----------------------------------------------------------------
                                                       51,943,832
-----------------------------------------------------------------
 LOGISTICS/RAIL--0.3%
      31,800 Norfolk Southern Corp.                     3,521,850
-----------------------------------------------------------------
 MANUFACTURING--0.2%
      53,400 Millipore Corp.                            2,359,613
-----------------------------------------------------------------
 MEDIA--0.2%
     154,200 Tele Communications Inc.*                  2,640,675
-----------------------------------------------------------------
 MEDIA/ENTERTAINMENT--3.8%
      54,500 Central Newspapers, Inc.                   3,804,781
     106,900 Gannett Co.                               10,616,506
     166,200 Gaylord Entertainment Co.                  3,853,763
     133,100 New York Times Co.                         6,688,275
     237,610 Time Warner Inc.                          12,964,596
     114,300 Tribune Co.                                6,050,756
-----------------------------------------------------------------
                                                       43,978,677
-----------------------------------------------------------------
 MISCELLANEOUS-CONSUMER--0.5%
      76,800 HBO & Company                              5,942,400
-----------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

   Shares    Description                       Value
---------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 NONFERROUS METALS--0.3%
      42,400 Aluminum Company of America   $    3,752,400
---------------------------------------------------------
 OFFICE & BUSINESS EQUIPMENT--0.3%
      49,000 Xerox Corp.                        4,030,250
---------------------------------------------------------
 OIL & GAS--1.6%
     181,800 Mobil Corp.                       13,907,700
      71,400 Schlumberger Ltd.                  5,453,175
---------------------------------------------------------
                                               19,360,875
---------------------------------------------------------
 PACKAGING--0.3%
     105,500 Owens Illinois Corp.*              3,639,750
---------------------------------------------------------
 PHARMACEUTICALS--10.5%
     428,800 Bristol-Myers Squibb              33,634,000
     159,340 Eli Lilly & Co.                   18,005,420
     143,200 Merck & Co.                       14,883,850
     565,820 Pfizer, Inc.                      33,737,018
     237,800 Schering Plough Corp.             12,974,963
      60,400 Sigma Aldrich Corp.                2,091,350
      55,800 Warner Lambert Co.                 7,794,563
---------------------------------------------------------
                                              123,121,164
---------------------------------------------------------
 RECREATIONAL PRODUCTS--0.3%
      97,300 Hasbro Inc.                        2,985,894
---------------------------------------------------------
 RESTAURANTS--0.2%
      54,300 McDonalds Corp.                    2,918,625
---------------------------------------------------------
 RETAIL--0.9%
      82,300 CVS Corporation                    4,680,813
     122,200 Home Depot, Inc.                   6,094,725
---------------------------------------------------------
                                               10,775,538
---------------------------------------------------------
 RETAIL TRADE--1.2%
     259,230 Walgreen Co.                      14,646,495
---------------------------------------------------------
 SEMICONDUCTORS--0.7%
     124,800 Avnet Inc.                         8,213,400
---------------------------------------------------------
 SOFTWARE & SERVICES--3.4%
      76,900 Autodesk Inc.                      3,258,638
      58,600 Intuit Inc.*                       1,475,988
     147,700 Microsoft Corp.*                  20,899,550
     148,900 Oracle Corp.*                      8,105,744
      36,100 Peoplesoft, Inc.*                  2,111,850
     102,500 Sterling Commerce, Inc.*           3,862,969
---------------------------------------------------------
                                               39,714,739
---------------------------------------------------------

   Shares    Description                              Value
-----------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 SPECIALTY FINANCE--2.6%
     683,925 MBNA Corp.                           $   30,776,625
-----------------------------------------------------------------
 SPECIALTY RETAIL--1.8%
      90,100 Autozone, Inc.*                           2,579,113
     205,800 Tandy Corp.                              12,232,238
     174,300 Toys R US Inc.*                           5,937,094
-----------------------------------------------------------------
                                                      20,748,445
-----------------------------------------------------------------
 TELECOMMUNICATIONS EQUIPMENT--2.4%
     335,960 Lucent Technologies, Inc.                28,535,603
-----------------------------------------------------------------
 TIRE & OTHER RELATED RUBBER PRODUCTS--0.5%
      86,300 Goodyear Tire & Rubber Co.                5,571,731
-----------------------------------------------------------------
 TOBACCO--1.8%
     336,800 Philip Morris Companies, Inc.            15,198,100
     202,000 UST Inc.                                  5,870,625
-----------------------------------------------------------------
                                                      21,068,725
-----------------------------------------------------------------
 UTILITIES--0.5%
      79,300 Aes Corp.*                                6,264,700
-----------------------------------------------------------------
 TOTAL COMMON STOCKS
  (COST $798,962,978)                             $1,152,790,404
-----------------------------------------------------------------
  Principal
   Amount    Description                              Value
-----------------------------------------------------------------
 REPURCHASE AGREEMENT--2.3%
 $27,500,000 Joint Repurchase Agreement Account
              5.84%, 08/01/97                     $   27,500,000
-----------------------------------------------------------------
 TOTAL REPURCHASE AGREEMENT
  (COST $27,500,000)                              $   27,500,000
-----------------------------------------------------------------
 TOTAL INVESTMENTS
  (COST $826,462,978)(A)                          $1,180,290,404
-----------------------------------------------------------------
 FEDERAL INCOME TAX INFORMATION:
 Gross unrealized gain for investments in which
  value exceeds cost                              $  354,450,568
 Gross unrealized loss for investments in which
  cost exceeds value                                  (1,068,462)
-----------------------------------------------------------------
 Net unrealized gain                              $  353,382,106
-----------------------------------------------------------------

* Non-income producing security.
(a) The aggregate cost for federal income tax purposes is $826,908,298. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID CAP EQUITY FUND
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
OBJECTIVE AND INVESTMENT APPROACH
  The Goldman Sachs Mid Cap Equity Fund seeks long-term capital appreciation primarily by investing at least 65% of its total assets in equities with market capitalizations of between $500 million and $10 billion at the time of investment. However, the fund currently intends to emphasize investments in companies with market capitalizations of under $5 billion at the time of investment. The fund is managed with a value style, which means we focus on companies whose stocks we believe are inexpensive relative to their expected long-term earnings growth and their asset value. Investments may include well-known companies that are temporarily out of favor due to cyclical economic conditions or are experiencing near-term difficulties the portfolio managers judge to be temporary in nature. In-depth fundamental research of a company's financial structure, its competitive position in the market and its management's commitment to increasing shareholder value are all critical parts of the fund's investment approach. Though we are not sector investors, we closely monitor the fund's sector and industry exposures compared with the benchmark in an effort to avoid unintentional over- or underweightings.

PERFORMANCE REVIEW: FUND ACHIEVED STRONG RESULTS

 PERFORMANCE SUMMARY

                                      FUND TOTAL     RUSSELL
                                        RETURN       MIDCAP
                                     (BASED ON NET INDEX TOTAL
                                     ASSET VALUE)    RETURN
                                     ------------- -----------
  Institutional* (1/31/97-7/31/97)      26.37%       17.63%
  Service* (7/18/97-7/31/97)             2.87%          N/A

* Institutional and Service share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Service shares is from their inception date through the end of the period.

  WE ARE PLEASED TO NOTE THAT IN ADDITION TO SIGNIFICANTLY OUTPERFORMING THE MID-CAP BENCHMARK DURING THE PERIOD, THE FUND'S INSTITUTIONAL SHARES ALSO OUTPERFORMED THE BROADER LARGE-CAP MARKET, AS REPRESENTED BY THE S&P 500. During the period, the market rally continued to be led by the largest, most liquid stocks, which many investors perceived to be the most convenient vehicle for rapid investment. As a result, the S&P 500 stock index, which is heavily weighted toward large-cap stocks, returned 22.6%. In contrast, the mid-cap sector of the market returned 17.6% (as measured by the Russell Midcap Index) and small caps returned 13.1% (as measured by the Russell 2000 index).

FUND PERFORMED WELL RELATIVE TO ITS PEERS
  The fund also fared very well compared with its peers. For the 12-month period ended July 31, 1997, the fund's Institutional shares ranked second out of 198 mid-cap funds, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. The fund's Service shares were not ranked because they did not exist during the entire 12-month period.)

TOP PERFORMERS INCLUDED COMPANIES BENEFITING FROM RESTRUCTURING PROGRAMS AND ACQUISITIONS
  The fund's best performers during the period included several companies that benefited from major restructuring initiatives. INTERNATIONAL MULTIFOODS CORP., a distributor of specialty foods, appreciated due to its new management's focus on turning around its vending distribution business and the proposed sale of its Canada Frozen bakery products unit. SUNBEAM CORP., INC., a leading consumer products company, performed well as investors responded positively to its dramatic reforms, which included major asset sales, improved distribution and a new line of products. LENNAR CORP., a diversified homebuilder, announced its intention to spin off its commercial real estate business and merge its homebuilding operations with a major California builder. SHOPKO STORES, INC., a leading regional retailer, decided to end its ownership by SuperValu, Inc. by repurchasing

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
approximately 8.2 million shares of its common stock, which helped the market focus on ShopKo's competitive strengths.
  Other holdings contributed to the fund's positive results when they initiated or accepted takeover offers. ROYAL CARIBBEAN CRUISE LINES LTD., the second largest cruise operator, appreciated when it agreed to acquire Celebrity Cruise Lines, and AMERICAN STATES FINANCIAL CORP., a property/casualty insurer, was acquired by Safeco Corp. at a premium.

SPECIFIC ENERGY- AND UTILITY-RELATED STOCKS LAGGED
  Not all of the fund's holdings fulfilled our expectations. UNICOM CORP., an electric utility, was impacted by negative press and regulatory rulings, but we believe the market has overreacted to these issues and continue to have confidence in the company's fundamentals. In addition, we expect Unicom to benefit from a recent change in senior management and an improving operating environment. TOSCO CORP., an oil refiner and marketer, suffered from soft margins in its West Coast refining operations due to excess supply during the first half of the year. However, we are optimistic that the long-term supply-and-demand situation will improve.

PORTFOLIO CHANGES
  New positions included LEAR CORP., the world's largest supplier of automotive interior systems, which appears to be well positioned to benefit from automakers' trend toward outsourcing, and two computer hardware manufacturers:
BAY NETWORKS, INC., (networking and connectivity products) and QUANTUM CORP. (disk drives and other information storage products).
  During the period, we sold TERADYNE, INC., a manufacturer of semiconductor testing equipment, and DECISIONONE CORP., the leading independent provider of computer support services to U.S. companies, after they appreciated and reached our price targets.

OUTLOOK
  We remain committed to our strategy of identifying and purchasing stocks that trade at a discount to their
 TOP 10 EQUITY HOLDINGS AS OF JULY 31, 1997

                                        PERCENTAGE
                                       OF TOTAL NET
  COMPANY          LINE OF BUSINESS       ASSETS
  -------          ----------------    ------------
  Lear Corp.       Autoparts/Original      3.9%
                    Equipment
  Tosco Corp.      Oil Refining and        3.2
                    Marketing
  ShopKo Stores,
   Inc.            Discount Retailer       3.1
  Quantum Corp.    Computer Component      3.0
                    Manufacturer
  Sunbeam Corp.,
   Inc.            Appliances              2.8
  Darden                                   2.8
   Restaurants     Restaurants and
   Inc.             Hotels
  Owens & Minor    Health                  2.7
   Inc.             Suppliers/Services
  Goodyear Tire &  Tire and Rubber         2.6
   Rubber Co.       Products
  Quest
   Diagnostics,    Clinical
   Inc.             Laboratories           2.5
  Republic New                             2.5
   York Corp.      Banks

intrinsic value. In a market that has been characterized by speculation and momentum at different times since the beginning of 1995, we believe that a value approach is well suited to weather the ups and downs associated with a turbulent market.

/s/ Eileen A. Aptman            /s/ Ronald E. Gutfleish
Eileen A. Aptman                Ronald E. Gutfleish
Portfolio Manager,              Portfolio Manager,
U.S. Active Equity Value        U.S. Active Equity Value

          /s/ G. Lee Anderson
          G. Lee Anderson
          Portfolio Manager,
          U.S. Active Equity Value

August 29, 1997

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS MID CAP EQUITY FUND
July 31, 1997
(Unaudited)
---------------------------------------  ---------------------------------------

 Shares  Description                          Value
-------------------------------------------------------
 COMMON STOCKS--96.2%
 AIRLINES--2.0%
 102,400 Continental Airlines, Inc.*       $  3,840,000
-------------------------------------------------------
 APPLIANCE MANUFACTURER--2.8%
 138,200 Sunbeam Corp.                        5,407,075
-------------------------------------------------------
 AUTO/ORIGINAL EQUIPMENT MANUFACTURER--3.9%
 154,800 Lear Corp.*                          7,411,050
-------------------------------------------------------
 BANKS--3.7%
 176,400 National Bank of Canada              2,297,706
  40,700 Republic of New York Corp.           4,700,850
-------------------------------------------------------
                                              6,998,556
-------------------------------------------------------
 CHEMICAL PRODUCTS--1.7%
  60,800 Union Carbide Corp.                  3,366,800
-------------------------------------------------------
 CHEMICALS-COMMODITY--0.8%
  75,600 Geon Co.                             1,455,300
-------------------------------------------------------
 DATACOM EQUIPMENT--4.6%
 132,600 Bay Networks Inc*                    4,044,300
 271,200 Quest Diagnostics Inc.*              4,712,100
-------------------------------------------------------
                                              8,756,400
-------------------------------------------------------
 DEPARTMENT STORES--3.1%
 199,900 ShopKo Stores Inc.*                  5,772,113
-------------------------------------------------------
 ELECTRIC UTILITIES--5.8%
 242,100 Central Maine Power Co.              3,268,350
 125,400 Long Island Lighting Co.             3,080,138
 201,200 Unicom Corp.                         4,564,725
-------------------------------------------------------
                                             10,913,213
-------------------------------------------------------
 ENTERTAINMENT AND LEISURE--2.0%
  96,400 Royal Caribbean Cruise Lines         3,825,875
-------------------------------------------------------
 FINANCIAL SERVICES--1.9%
  75,800 American States Financial Corp.      3,519,963
-------------------------------------------------------
 FOOD--2.1%
 142,000 International Multifoods Corp.       4,011,500
-------------------------------------------------------

 Shares  Description                        Value
-----------------------------------------------------
 COMMON STOCKS (CONTINUED)
 FOREST PRODUCTS--3.4%
  31,000 Georgia Pacific Corp.           $  2,927,563
 208,300 Stone Container Corp.*             3,462,988
-----------------------------------------------------
                                            6,390,551
-----------------------------------------------------
 HEALTH & MEDICAL SERVICES--2.1%
 297,700 Perrigo Co.*                       3,870,100
-----------------------------------------------------
 HEALTHCARE MANAGEMENT--5.2%
 118,700 Foundation Health Systems*         3,842,913
  85,000 Sierra Health Services, Inc.*      2,794,375
 105,200 Tenet Healthcare Corp.*            3,149,425
-----------------------------------------------------
                                            9,786,713
-----------------------------------------------------
 HOME BUILDERS--3.4%
  44,900 Centex Corp.                       2,503,175
 104,600 Lennar Corp.                       3,896,350
-----------------------------------------------------
                                            6,399,525
-----------------------------------------------------
 INSURANCE SPECIALTY--1.5%
  80,900 Old Rep International Corp.        2,831,500
-----------------------------------------------------
 INSURANCE-LIFE--3.4%
  68,849 American General Corp.             3,666,209
  36,900 Reliastar Financial Corp.          2,829,769
-----------------------------------------------------
                                            6,495,978
-----------------------------------------------------
 INSURANCE-PROPERTY AND CASUALTY--1.8%
  74,800 Allmerica Financial Corp.          3,309,900
-----------------------------------------------------
 MEDIA/ENTERTAINMENT--1.3%
  78,200 Carmike Cinemas*                   2,473,075
-----------------------------------------------------
 MEDICAL PRODUCTS AND SUPPLIES--4.8%
 160,700 Imation Corporation*               3,947,194
 347,200 Owens & Minor Inc.                 5,164,600
-----------------------------------------------------
                                            9,111,794
-----------------------------------------------------
 MISCELLANEOUS BUSINESS SERVICES--2.2%
  52,300 Unionbancal Corporation            4,066,325
-----------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------


 Shares  Description                        Value
-----------------------------------------------------
 COMMON STOCKS (CONTINUED)
 OIL REFINING & MARKETING--6.3%
 415,100 Groupe AB SA ADR*               $  3,242,969
 192,400 Tosco Corp.                        6,024,525
  60,500 Valero Energy Corp.*               2,601,500
-----------------------------------------------------
                                           11,868,994
-----------------------------------------------------
 PACKAGING--1.5%
  83,200 Owens Illinois Corp.*              2,870,400
-----------------------------------------------------
 PERSONAL COMPUTERS & PERIPHERALS--3.0%
 196,400 Quantum Corp*                      5,707,875
-----------------------------------------------------
 PHARMACEUTICALS--1.7%
  65,935 Block Drug Co.                     3,115,429
-----------------------------------------------------
 RESTAURANTS--2.8%
 560,300 Darden Restaurants, Inc.           5,357,869
-----------------------------------------------------
 SEMICONDUCTORS--4.0%
  62,600 Avnet Inc.                         4,119,863
 130,462 Vishay Intertechnology, Inc.*      3,489,859
-----------------------------------------------------
                                            7,609,722
-----------------------------------------------------
 STEEL--1.7%
  70,300 AK Steel Holding Corp.             3,225,013
-----------------------------------------------------
 SUPERMARKETS--3.4%
 168,800 Fleming Companies, Inc.            2,690,250
  90,600 Supervalu, Inc.                    3,669,300
-----------------------------------------------------
                                            6,359,550
-----------------------------------------------------
 TEXTILES--4.0%
 168,000 Angelica Corp.                     3,234,000
 161,200 Fruit of The Loom, Inc.*           4,412,850
-----------------------------------------------------
                                            7,646,850
-----------------------------------------------------
 TIRE & OTHER RELATED RUBBER PRODUCTS--2.6%
  76,200 Goodyear Tire & Rubber Co.         4,919,663
-----------------------------------------------------
 TRANSPORTATION-MISCELLANEOUS--1.7%
  89,800 CNF Transportation Inc.            3,131,769
-----------------------------------------------------
 TOTAL COMMON STOCKS
  (COST $136,678,430)                    $181,826,440
-----------------------------------------------------

 Principal
   Amount   Description                             Value
--------------------------------------------------------------
 REPURCHASE AGREEMENT--2.9%
 $5,600,000 Joint Repurchase Agreement Account
             5.84%, 08/01/97                     $  5,600,000
--------------------------------------------------------------
 TOTAL REPURCHASE AGREEMENT
  (COST $5,600,000)                              $  5,600,000
--------------------------------------------------------------
 TOTAL INVESTMENTS
  (COST $142,278,430)(A)                         $187,426,440
--------------------------------------------------------------
 FEDERAL INCOME TAX INFORMATION:
 Gross unrealized gain for investments in which
  value exceeds cost                             $ 48,533,786
 Gross unrealized loss for investments in which
  cost exceeds value                               (3,408,004)
--------------------------------------------------------------
 Net unrealized gain                             $ 45,125,782
--------------------------------------------------------------

* Non-income producing security.
(a) The aggregate cost for federal income tax purposes is $142,300,658.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS INTERNATIONAL EQUITY FUND
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
OBJECTIVE AND INVESTMENT APPROACH
  The Goldman Sachs International Equity Fund seeks long-term capital appreciation by investing in equity securities of companies organized or traded outside the U.S. that we believe have the potential to appreciate over the long term. The fund focuses on growing companies that are attractively valued and have strong, competitive positions in their respective industries. The fund's portfolio managers are based in London, Tokyo and Singapore and their knowledge of local markets plays an important role in uncovering investment opportunities. While the fund does not allocate assets across specific countries based on top-down economic or market forecasts, the portfolio managers strive to manage risk by remaining diversified by country and industry sector and by closely monitoring economic and political events in countries in which the fund does invest.

MARKET OVERVIEW: EUROPEAN MARKETS PERFORMED BEST WHILE ASIA LAGGED
  During the six-month period under review, slower than expected economic growth persisted in several European and Asian countries while growth in other countries, such as the U.K., accelerated. Most European equity markets continued to perform very well, buoyed by healthy earnings and an increased focus on improving shareholder value. In Asia, several markets posted strong results while others were impacted by a variety of regional and country-specific issues.

 .Europe. Europe's overall economic recovery continued, but growth for specific countries was mixed. The economies of the U.K., Spain, the Netherlands and parts of Scandinavia showed the most improvement, while those of Germany and France were disappointing despite signs of a moderate upturn. The climate for equities in continental Europe remained positive, as stocks continued to benefit from loose monetary policies, subdued inflation and the strong U.S. dollar. During the period under review, the European equity markets climbed 26.1%, as measured by the FT/S&P Actuaries Europe Index in terms of local currencies. However, the performance of U.K. equities lagged most European markets as the strong pound sterling impacted the profitability of export-dependent companies. In addition, investors feared further monetary tightening would be necessary to rein in the U.K.'s rising inflationary pressures.

 .Japan. For the six-month period ended July 31, Japanese stocks (as measured by the TOPIX index in yen without dividends reinvested) rose 12.5%, underperforming most other equity markets. Though Japan's economy strengthened, the recovery remained fragile and investors lacked confidence in the sustainability of corporate profits. With future earnings uncertain, investors focused on international blue-chip stocks that benefited from the weakness of the yen, and shied away from the rest of the market. Despite these concerns, the market strengthened during the second half of the period, when healthy demand from pension plans and foreign investors helped support equity prices.

 .Asia (ex-Japan). The Asian stock markets returned 1.3% during the period, as measured by the Morgan Stanley Capital International All Country Asia Free
(Ex Japan) Index (without dividends reinvested). The weak performance indicated by the Index masks the extreme divergence of performance among the individual Asian markets. For example, India rose 26.1%, Hong Kong returned 17.3%, Thailand fell 7.4% and the Philippines dropped 22.7% (all in local currency terms). Among the key events affecting the Asian markets during the period were the July handover of Hong Kong to China and the devaluation of the Thai baht. Though investor optimism regarding the handover helped buoy the region's performance, the Thai devaluation sparked currency turmoil that impacted several markets, such as the Philippines.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------

PERFORMANCE REVIEW: FUND OUTPERFORMED THE BENCHMARK PRIMARILY DUE TO SUCCESSFUL STOCK SELECTION

              PERFORMANCE SUMMARY: JANUARY 31, 1997--JULY 31, 1997

                              FUND TOTAL RETURN                        FT/S&P ACTUARIES
                                (BASED ON NET                          EUROPE & PACIFIC
                                ASSET VALUE)                          INDEX TOTAL RETURN
                              -----------------                       ------------------
  Class A*                         20.81%                                   16.72%
  Class B*                         20.48%                                   16.72%
  Institutional*                   21.19%                                   16.72%
  Service*                         20.89%                                   16.72%

* Class A, B, Institutional and Service share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge.

  During the period, all of the fund's share classes outperformed the benchmark, the Financial Times/S&P Actuaries Europe & Pacific Index ("Europac") unhedged. (Europac is a capitalization-weighted composite of approximately 1,500 stocks from 23 countries in Europe and the Asia-Pacific region and is calculated on a monthly basis.) We are also pleased to note that the fund continued to perform well compared with its peers. For the three-year period ended July 31, 1997, the fund's Class A shares were rated "four stars" (in a universe of 555 international equity funds) by Morningstar, Inc., an independent mutual fund rating agency./1/
--------
/1/ Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 7/31/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Morningstar rating applies only to the fund's Class A shares; the fund's Class B, Institutional and Service shares have not been rated. Class B, Institutional and Service shares are subject to additional fees and expenses that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates funds against peers in the same category. In all, there are four Morningstar categories (domestic equity, international equity, taxable bond and municipal). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

  The fund's strong performance can primarily be attributed to successful stock selection across regions. In addition, several of the fund's country weightings favorably contributed to its results. These included an overweighting in Europe, which performed well during the period, and a relative underweighting in Japan and other Asian markets, which were generally weaker.

  Europe. As of July 31, the fund was overweighted in European stocks relative to the Index, 56.8% versus 53.0%. Two of the fund's best performers in the region were temporary employment agencies ADECCO (Switzerland) and RANDSTAD HOLDINGS (Netherlands), which appreciated due to earnings upgrades and a cyclical upturn in the temporary employment industry. A number of technology-related holdings also achieved strong results, including ASM LITHOGRAPHY (Dutch manufacturer of wafer steppers), SGS THOMSON (French semiconductor manufacturer), MISYS (British software manufacturer) and ERICSSON (Swedish supplier of mobile handsets and infrastructure). In contrast, RENTOKIL GROUP (British environmental services) suffered when the strong pound sterling translated into weaker foreign earnings, which fueled concerns regarding the company's ability to match its prior 20% annualized earnings growth record.
  New European investments included ASM Lithography, one of only three volume manufacturers of wafer stepper machines used in the manufacturing of semiconductors. This stock performed very well since it was added, as noted. Sales during the period included Randstad Holdings, which reached our price target.

  Japan. As of July 31, the fund's 30.5% allocation in Japan was underweighted compared with the benchmark (32.6%). The Japanese portion of the fund significantly outperformed the TOPIX index, as it held a large number of internationally competitive export-oriented companies that fared well during the period. SMC CORP., a manufacturer of pneumatic control devices used in automated assembly lines, continued to benefit from its dominant market share in Japan and successful

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS INTERNATIONAL EQUITY FUND (continued)
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
expansion of its overseas operations. CANON, INC., a manufacturer of office equipment, cameras and computer peripherals, performed well due to good earnings results and a bright outlook for PC peripherals. TDK CORP., an electronic components manufacturer, continued to surprise the market with better than expected profits resulting from its strong market position in "magneto-resistive" type of hard disk drive heads. However, the performance of MITSUBISHI HEAVY INDUSTRIES LTD. was disappointing due to a difficult pricing outlook for the domestic electric power generation market. Japanese positions initiated during the period include NINTENDO, one of the largest video game manufacturers, which is positioned to benefit from Nintendo 64, its new game platform, and ONO PHARMACEUTICAL CO., which introduced a new anti-asthma drug with substantial market potential.

  Asia-Pacific. The portfolio was underweighted in Asia (outside Japan) compared with the benchmark, 8.7% versus 10.1%. One of the fund's best performers in the region was ASIA SATELLITE TELECOMMUNICATION HOLDINGS LTD., a leading satellite owner and operator in the Asia-Pacific region. The company performed well when satellite utilization and transponder rates remained firm, which eased market concerns that an impending oversupply of transponders would impact the profitability of Asian satellite operators. In contrast, COMMERCE ASSET HOLDINGS, the fifth largest financial group in Malaysia, came under pressure due to concerns of a slowdown in future earnings growth resulting from tighter monetary conditions, a more difficult operating environment for its merchant banking and stockbrokerage businesses, and potential deterioration in the credit quality of its loan portfolio. A new addition was VILLAGE ROADSHOW, an Australian media and entertainment company with interests in cinema, radio, theme park and resort businesses. The company appears to be well positioned to benefit from aggressive expansion in Europe and Asia, as well as from a number of partnerships that are expected to give it a competitive advantage.

PORTFOLIO COMPOSITION: DIVERSIFICATION BY COUNTRY AND INDUSTRY
  As of July 31, 1997, 96.2% of the fund's net assets were invested in equities and the remainder (4.8%) was invested in cash equivalents. The fund was widely diversified by both country and industry, with positions in 60 companies based in 16 countries. In terms of total net assets, the fund's five largest country exposures were Japan (30.5%), the U.K. (13.5%), Sweden (7.6%), Switzerland (7.0%) and Germany (6.9%).

 TOP 10 PORTFOLIO HOLDINGS AS OF JULY 31, 1997

                                           PERCENTAGE
                                            OF TOTAL
  COMPANY (Line of Business)   COUNTRY     NET ASSETS
  --------------------------   -------     ----------
  Novartis                     Switzerland    3.6%
   Pharmaceuticals
  Rentokil Group               U.K.           3.1
   Environmental
    Services
  ASM Lithography              Netherlands    2.9
   Manufacturer of
    Wafer Steppers
  SMC Corp.                    Japan          2.8
   Manufacturer of
    Industrial
    Controls
  Canon, Inc.                  Japan          2.8
   Office Equipment
    Manufacturer
  Hoechst                      Germany        2.7
   Chemical and Drug
    Manufacturer
  Mitsubishi Heavy
   Industries, Ltd.            Japan          2.4
   Heavy Machinery
    Manufacturer
  Bank of Ireland              Ireland        2.4
   Commercial Bank
  Electrocomponents            U.K.           2.4
   Catalog
    Distributor of
    Industrial
    Components
  Adecco SA                    Switzerland    2.3
   Commercial
    Services

-------------------------------------------------------------------------------
--------------------------------------  --------------------------------------
--------------------------------------  --------------------------------------

OUTLOOK
  We remain optimistic regarding the performance of European equities, given the current favorable environment of low interest rates, contained inflationary pressures and improved economic growth prospects. Furthermore, currency devaluation relative to the U.S. dollar and the British pound is helping strengthen European corporate competitiveness, while corporate restructuring and the focus on enhancing shareholder value are trends that we expect to continue unabated.
  In Japan, we believe the market may consolidate in the short term, as investors have become more cautious regarding the economic outlook due to indications of economic softening. However, Japanese equities should continue to benefit from a number of factors: Corporate fundamentals are expected to remain sound, particularly for manufacturing companies; inflationary pressures are still virtually nonexistent; and interest rates are unlikely to rise to levels that would be harmful to the stock market.
  We are generally positive on the long-term outlook of other Asian markets. However, we remain cautious over the near term as the volatility of these markets will be higher due to uncertainties resulting from the delinking of a number of currencies from the U.S. dollar. Select Asian equities remain attractively valued on a historical basis and are expected to benefit from a pickup in export growth, improved inflation and a modest economic recovery throughout the region subsequent to the currency devaluations. We will manage our exposure in a conservative manner as we remain committed to our long-term investment style.

FORTHCOMING MANAGEMENT TEAM CHANGES
  During the period, Goldman Sachs Asset Management International continued to expand and strengthen its global investment team. With growth comes change, however, and we are sorry to announce that Messrs. Jack and Jongen, two of the portfolio managers of the European portion of the fund, will be leaving Goldman Sachs in September to pursue other opportunities. To ensure decision-making continuity and a smooth transition, Messrs. Jack and Jongen have taken an active role in integrating new members into the team. For example, James Hordern, a specialist in European equities, joined the firm from Mercury Asset Management in July, and we expect to add another senior European portfolio manager shortly. The fund's investment process will continue to be based on a team approach, which enables it to benefit from the contribution of several viewpoints and a continuity of style, unlike an investment approach that is dependent on specific individuals.

/s/ Ivor H. Farman

Ivor H. Farman
Portfolio Manager, London

/s/ Alessandro P. G. Lunghi

Alessandro P. G. Lunghi
Portfolio Manager, London

/s/ Shogo Maeda

Shogo Maeda
Portfolio Manager, Tokyo

/s/ Warwick M. Negus

Warwick M. Negus
Portfolio Manager, Singapore

August 29, 1997

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS INTERNATIONAL EQUITY FUND
July 31, 1997
(Unaudited)
---------------------------------------  ---------------------------------------

   Shares   Description                   Value
---------------------------------------------------
 COMMON STOCKS--96.2%
 AUSTRALIAN DOLLAR--3.0%
  1,060,422 Australia & New Zealand
             Bank Group (Commercial
             Banks)                    $  8,479,696
  2,982,818 Village Roadshow
             (Entertainment
             & Leisure)                   7,958,141
    992,791 Woodside Petroleum, Ltd.
             (Oil & Gas)                  8,420,543
---------------------------------------------------
                                         24,858,380
---------------------------------------------------
 BRITISH POUND STERLING--13.5%
  2,670,475 Electrocomponents
             (Electronics)               19,806,549
  1,857,248 Farnell Electronics
             (Electronics)               15,633,965
    754,039 Misys PLC (Business
             Services)                   18,806,989
  7,108,918 Rentokil Group (Business
             Services)                   25,371,412
    819,521 Siebe (Engineering)          14,792,264
  1,053,405 Standard Chartered
             (Banking)                   17,363,097
---------------------------------------------------
                                        111,774,276
---------------------------------------------------
 DEUTSCHE MARK--6.9%
    141,131 Adidas AG (Textiles)         16,552,259
     88,741 Fresenius AG (Health
             Care)                       18,213,660
    483,530 Hoechst AG (Health Care)     22,670,802
---------------------------------------------------
                                         57,436,721
---------------------------------------------------
 FRENCH FRANC--6.1%
     90,735 CLF Dexia France
             (Financial Services)         8,976,498
     25,428 Comptoirs Modernes
             (Retail Trade)              12,291,282
    105,352 Credit Local de France
             (Financial Services)        10,422,572
    208,421 SGS Thomson
             Microelectronics
             (Electronics)               18,839,444
---------------------------------------------------
                                         50,529,796
---------------------------------------------------
 HONG KONG DOLLAR--3.5%
  4,000,037 Asia Satellite Telephone
             (Utility)                   12,011,735
  1,388,900 Dao Heng Bank Group
             (Commercial Bank)            8,467,043
    692,678 Sun Hung Kai Properties
             Co.
             (Real Estate)                8,700,411
---------------------------------------------------
                                         29,179,189
---------------------------------------------------

   Shares   Description                                           Value
---------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 IRISH POUND--2.4%
  1,640,114 Bank of Ireland (Commercial Banks)                 $ 20,028,917
---------------------------------------------------------------------------
 ITALIAN LIRA--3.9%
  2,415,600 Ente Nazionale Idrocarburi (Oil & Gas)               14,097,734
  3,811,980 Telecom Italia Mobile (Utility)                      12,836,950
  3,392,066 Telecom Italia Mobile (Di Risp Shares) (Utility)      5,853,045
---------------------------------------------------------------------------
                                                                 32,787,729
---------------------------------------------------------------------------
 JAPANESE YEN--30.5%
    268,459 Aderans Company Ltd. (Retail Trade)                   7,508,232
    109,000 Autobachs Seven Co.
             (Automobiles & Automobile Parts)                     8,141,613
    726,265 Canon, Inc.
             (Office Equipment Manufacturer)                     23,196,295
    152,252 Hoya Corp. (Electronics)                              7,718,732
    285,108 Inaba Denkisangyo
             (Electronics)                                        4,456,694
    220,000 Ito En (Beverages)                                    4,926,067
    397,497 Kokuyo Co., Ltd. (Computers/Office)                   9,504,997
    195,615 Kyocera Corp. (Electronics)                          16,859,087
    339,776 Max Co. (Office Equipment Manufacturer)               5,655,756
    260,750 Mirai Industry Co. (Electronics)                      5,177,545
  2,853,707 Mitsubishi Heavy Industries Ltd. (Machinery)         20,133,884
  2,639,790 Mitsui Marine & Fire (Insurance)                     18,133,918
    151,642 Nintendo (Toys)                                      15,375,614
    253,000 Ono Pharmaceutical (Pharmaceuticals)                  8,807,435
    498,354 Santen Pharmaceutical Co. (Pharmaceuticals)           8,674,349
    111,323 Sanyo Shinpan Financial (Financial)                   6,753,689
    357,654 Shimachu Co. (Retail-Furniture)                       9,277,547
    238,511 SMC Corp. (Machinery)                                23,579,033
    407,129 Taikisha Ltd. (Machinery)                             6,157,675
    376,002 Takeda Chemical Industry (Pharmaceuticals)           11,405,552
    223,037 TDK Corp. (Consumer Goods)                           19,222,453

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

   Shares   Description                                        Value
------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 JAPANESE YEN (CONTINUED)
    409,835 Tostem Corp. (Building Materials)               $  9,211,331
    122,727 York Benimaru (Food-Retailer)                      3,411,676
------------------------------------------------------------------------
                                                             253,289,174
------------------------------------------------------------------------
 MALAYSIAN RINGGIT--1.0%
  1,645,557 Commerce Asset Holdings
             (Commercial Banks)                                4,117,792
    581,000 United Engineers Malaysia (Engineering)            4,053,232
------------------------------------------------------------------------
                                                               8,171,024
------------------------------------------------------------------------
 NETHERLANDS GUILDER--6.5%
    173,039 Aegon (Insurance)                                 13,120,017
    292,315 ASM Lithography HL
             (Electronics-Semiconductors)                     23,728,652
    131,669 Wolters Kluwer (Publishing)                       17,324,701
------------------------------------------------------------------------
                                                              54,173,370
------------------------------------------------------------------------
 PHILIPPINE PESO--0.3%
 13,746,266 Metro Pacific Corp.
             (Wholesale Trade)                                 2,166,784
------------------------------------------------------------------------
 PORTUGUESE ESCUDO--1.4%
    682,475 Elec de Portugal (Utility)                        11,562,336
------------------------------------------------------------------------
 SINGAPORE DOLLAR--1.0%
  1,850,266 Parkway Holdings (Conglomerate)                    8,489,767
         83 Singapore Land (Real Estate)                             409
------------------------------------------------------------------------
                                                               8,490,176
------------------------------------------------------------------------
 SPANISH PESETA--1.6%
     60,358 Banco Popular (Commercial Banks)                  13,357,266
------------------------------------------------------------------------
 SWEDISH KRONA--7.6%
    395,232 Ericsson Telecommunications (Computer/Office)     17,805,028
    572,104 Securitas AB (Business Services)                  16,632,389
    648,000 Sparbanken Sverige (Banking)                      14,210,348
  4,685,493 Swedish Match AB (Tobacco)                        14,854,823
------------------------------------------------------------------------
                                                              63,502,588
------------------------------------------------------------------------

   Shares    Description                                       Value
-------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 SWISS FRANC--7.0%
      49,797 Adecco SA (Commercial Services)                $ 19,371,530
       6,384 Cie Financier Richemont AG (Consumer Goods)       9,402,497
      18,330 Novartis AG (Pharmaceuticals)                    29,381,753
-------------------------------------------------------------------------
                                                              58,155,780
-------------------------------------------------------------------------
 TOTAL COMMON STOCKS
  (COST $634,200,651)                                       $799,463,506
-------------------------------------------------------------------------
 SHORT-TERM OBLIGATION--4.8%
 $39,478,820 State Street Bank & Trust Euro-Time Deposit,
              5.69%, 08/01/1997                             $ 39,478,820
-------------------------------------------------------------------------
 TOTAL SHORT-TERM OBLIGATION
  (COST $39,478,820)                                        $ 39,478,820
-------------------------------------------------------------------------
 TOTAL INVESTMENTS
  (COST $673,679,471)(A)                                    $838,942,326
-------------------------------------------------------------------------
 FEDERAL INCOME TAX INFORMATION:
 Gross unrealized gain for investments in which value
  exceeds cost                                              $178,334,650
 Gross unrealized loss for investments in which cost
  exceeds value                                              (18,650,863)
-------------------------------------------------------------------------
 Net unrealized gain                                        $159,683,787
-------------------------------------------------------------------------

(a) The aggregate cost for federal income tax purposes is $679,258,539.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS INTERNATIONAL EQUITY FUND (continued)
July 31, 1997
(Unaudited)
---------------------------------------  ---------------------------------------

-------------------------------------------
COMMON STOCK INDUSTRY CONCENTRATIONS
-------------------------------------------
Automobiles & Automobile Parts         1.0%
Banking                                3.8%
Beverages                              0.6%
Building Materials                     1.1%
Business Services                      7.3%
Commercial Banks                       6.6%
Commercial Services                    2.3%
Computers/Office                       3.3%
Conglomerate                           1.0%
Consumer Goods                         3.4%
Electronics                           10.6%
Electronics-Semiconductors             2.9%
Engineering                            2.3%
Entertainment & Leisure                1.0%
Financial                              0.8%
Financial Services                     2.3%
Food Retailer                          0.4%
Health Care                            4.8%
Insurance                              3.8%
Machinery                              6.0%
Office Equipment Manufacturer          3.5%
Oil & Gas                              2.7%
Pharmaceuticals                        7.0%
Publishing                             2.1%
Real Estate                            1.0%
Retail-Furniture                       1.1%
Retail Trade                           2.4%
Textiles                               2.0%
Tobacco                                1.8%
Toys                                   1.9%
Utility                                5.1%
Wholesale Trade                        0.3%
-------------------------------------------
Total Common Stocks                   96.2%
-------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS SMALL CAP EQUITY FUND
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
OBJECTIVE AND INVESTMENT APPROACH
  The Goldman Sachs Small Cap Equity Fund seeks long-term capital appreciation, primarily through investments in equity securities of U.S. companies with market capitalizations of $1 billion or less. The fund is managed according to a "business value" approach to investing, which means we look for attractive companies with high or improving returns on capital that we believe can achieve solid, sustainable growth, as well as generate free cash after investing for future growth. This approach differs markedly from many emerging growth small-cap funds that invest in companies with high price-to-earnings multiples solely on the basis of rapid, but frequently unsustainable, growth rates. Our rigorous fundamental research includes meeting with a company's management and examining a company's competitors, customers and suppliers.

NAME CHANGE
  To more closely reflect the fund's value investment style, its name was changed in August from the Goldman Sachs Small Cap Equity Fund to the Goldman Sachs Small Cap Value Fund. Please note that the fund's objective and investment focus remain the same.

PERFORMANCE REVIEW: FUND SIGNIFICANTLY OUTPERFORMED THE BENCHMARK

              PERFORMANCE SUMMARY: JANUARY 31, 1997--JULY 31, 1997

                              FUND TOTAL RETURN
                                (BASED ON NET                                       RUSSELL 2000
                                ASSET VALUE)                                        TOTAL RETURN
                              -----------------                                     ------------
  Class A*                         17.65%                                              13.07%
  Class B*                         17.26%                                              13.07%

* Class A and B share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge.

  Overall, small-cap stocks continued to lag large-cap stocks during the period, primarily due to the relatively weak performance of emerging growth small caps early in the year. Though the emerging growth sector strengthened during the second quarter, small-cap stocks with value characteristics, which the fund emphasizes, significantly outperformed small-cap growth stocks for the period as a whole. The period was marked by significant volatility, with the Russell 2000 down nearly 10% toward the end of April, and then rebounding to close up 13% at the end of July. The turbulence was primarily driven by concerns over tightening monetary policy in the first quarter, which faded as more moderate growth was reported in the second quarter.
  THE FUND'S CLASS A AND CLASS B SHARES BOTH SIGNIFICANTLY OUTPERFORMED THE BENCHMARK DURING THE PERIOD, PRIMARILY DUE TO SUCCESSFUL STOCK SELECTION IN A WIDE RANGE OF INDUSTRIES. In general, the fund's best performers achieved strong results relative to the benchmark due to several reasons:
 .The stock prices of several holdings rebounded when company fundamentals stabilized and began to improve after previous earnings disappointments or operational difficulties. These included health-related companies such as MARINER HEALTH GROUP INC. and SUN HEALTHCARE GROUP INC. (providers of long-term care services) as well as specialty retailers such as GENERAL NUTRITION COS. INC. (vitamins and nutrition supplements) and J. BAKER, INC. (men's apparel and discount licensed shoe departments). The solid performance of Mariner Health Group and Sun Healthcare Group was particularly notable as the healthcare sector was among the weakest overall performers in the Russell 2000 over the period.
 .A number of stocks appreciated when their continued strong underlying growth began to be more widely recognized by the market. These included two of the fund's restaurant investments, IHOP CORP. and MORTON'S RESTAURANT GROUP, INC.; financial stocks such as IPC HOLDINGS LTD. (catastrophe reinsurance) and HORACE MANN EDUCATORS CORP. (property, casualty and life insurance for the educator market); CARBIDE/GRAPHITE GROUP, INC. (a manufacturer of electrodes for steel mini-

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS SMALL CAP EQUITY FUND (continued)
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
mills); and MOVADO GROUP INC. (owner of the Movado, Concord and Esquire watch brands).
 .Some holdings performed well when they received and accepted merger proposals. These included HERITAGE MEDIA CORP. (in-store marketing products and services), DECISIONONE CORP. (computer support provider) and LESLIE'S POOLMART, INC. (swimming pool supplies).
  An investment that did not meet our expectations was GROUPE AB, the largest independent provider of content for French television, which declined due to concerns over the potential cancellation of a major customer's expected youth programming orders. We believe the market has overreacted to this news as Groupe AB has the potential to benefit from the distribution of its library of youth programming to other television broadcasters. In addition, the company has large upside opportunity as one of three main providers of direct-to-home satellite services in the French market.

NEW INVESTMENTS IN HEALTHCARE AND BASIC INDUSTRY, SALES IN SEVERAL HOLDINGS
  New investments in healthcare during the period included QUEST DIAGNOSTICS, INC., one of the top three clinical laboratories in the U.S., which is positioned to benefit from its turnaround plan, and PHYSICIANS RESOURCE GROUP INC., the leading provider of physician practice management services to ophthalmic practices. In basic industry, new investments included FEDDERS CORP., the largest manufacturer of room air conditioners in North America, which has exciting international growth opportunities, and REXEL INC., a well-managed, expanding distributor of electrical products to the construction and utility industries.
  During the period, we sold a number of holdings (e.g., HORACE MANN EDUCATORS CORP., THE MORNINGSTAR GROUP and AMERICAN SAFETY RAZOR CO.) after they reached our target prices. Though the fund's cash position increased significantly as a result of new sales, we are gradually reinvesting the cash as we identify attractive investments that meet our disciplined selection criteria.

 TOP 10 PORTFOLIO HOLDINGS AS OF JULY 31, 1997

                                      PERCENTAGE
                                       OF TOTAL
  COMPANY           LINE OF BUSINESS  NET ASSETS
  -------           ----------------  ----------
  Movado Group,     Luxury Watch         4.3%
   Inc.              Distributor
  Friedman's, Inc.  Jewelry Retailer     3.6
  Groupe AB         Media Content        3.5
                     Provider
  Heritage Media    Media/Marketing      3.2
   Corp.             Services
  J. Baker, Inc.    Specialty Apparel    2.8
  Landstar System
   Inc.             Trucking             2.8
  Quest
   Diagnostics,     Clinical
   Inc.              Laboratories        2.5
  Terra Nova                             2.5
   Bermuda          Property/Casualty
   Holdings          Insurance
  Morton's          Restaurants          2.5
   Restaurant
   Group, Inc.
  DecisionOne       Computer Support     2.5
   Corp.             Provider

OUTLOOK
  The stock market as a whole has reached historically high valuations as a result of the most recent rally. However, we believe the outlook for small-cap stocks is potentially more positive than that of large caps, as small-cap valuations have remained at relatively modest levels. If the investment environment becomes more volatile due to a deterioration in sentiment, stock selection will play an increasingly important role in determining returns. We remain optimistic that our disciplined, bottom-up investment approach will enable us to continue to identify attractive opportunities.


/s/ Paul D. Farrell             /s/ Matthew B. McLennan

Paul D. Farrell                 Matthew B. McLennan
Senior Portfolio Manager,       Portfolio Manager,
U.S. Active Equity Value        U.S. Active Equity Value

August 29, 1997

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS SMALL CAP EQUITY FUND
July 31, 1997
(Unaudited)
---------------------------------------  ---------------------------------------

   Shares    Description                              Value
---------------------------------------------------------------
 COMMON STOCKS--83.3%
 AUTO/ORIGINAL EQUIPMENT MANUFACTURER--2.0%
     889,700 APS Holding Corp.*                    $  6,394,719
---------------------------------------------------------------
 BANKS--0.8%
      63,325 Banca U.S.*                              1,021,116
      94,200 Northwest Savings Bank                   1,660,275
---------------------------------------------------------------
                                                      2,681,391
---------------------------------------------------------------
 COMMERCIAL PRODUCTS--3.0%
     211,000 Figgie International, Inc. Class A*      3,006,750
     239,300 Figgie International, Inc. Class B*      3,305,331
     194,600 Spartech Corp.                           2,991,975
---------------------------------------------------------------
                                                      9,304,056
---------------------------------------------------------------
 COMMERCIAL SERVICES--3.1%
     151,700 Black Box Corp.*                         5,537,050
      74,600 Galileo International Inc.*              1,967,575
     539,200 Opinion Research Corp.*                  2,089,400
---------------------------------------------------------------
                                                      9,594,025
---------------------------------------------------------------
 COMMUNICATIONS-MEDIA SERVICES--1.6%
     176,700 Rural Cellular Corp.*                    1,833,263
      78,300 Telephone & Data Systems, Inc.           3,004,763
---------------------------------------------------------------
                                                      4,838,026
---------------------------------------------------------------
 DATACOM EQUIPMENT--2.5%
     327,700 DecisionOne Corp.*                       7,598,544
---------------------------------------------------------------
 ELECTRIC UTILITIES--2.4%
     538,800 Central Maine Power Co.                  7,273,800
---------------------------------------------------------------
 ELECTRICAL EQUIPMENT--4.3%
     187,700 Carbide/Graphite Group*                  5,443,300
     378,300 Fedders Corp Class A*                    2,246,156
     258,100 Fedders Corp.                            1,564,731
     214,900 Rexel, Inc.*                             3,921,925
---------------------------------------------------------------
                                                     13,176,112
---------------------------------------------------------------
 ENGINEERING--0.2%
      59,500 RCM Technologies*                          654,500
---------------------------------------------------------------
 ENTERTAINMENT AND LEISURE--1.3%
      11,600 CMP Media Inc.*                            313,200
      70,100 Royal Caribbean Cruise Lines             2,782,094

   Shares    Description                        Value
---------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 ENTERTAINMENT AND LEISURE (CONTINUED)
      44,700 Silverleaf Resorts, Inc.*       $    877,238
---------------------------------------------------------
                                                3,972,532
---------------------------------------------------------
 FINANCIAL SERVICES--0.9%
     118,500 Amerin Corp.*                      2,918,063
---------------------------------------------------------
 FOOD--0.4%
     259,900 Cadiz Land Co., Inc.*              1,348,231
---------------------------------------------------------
 FOOD PRODUCERS--1.0%
     374,600 Alpine Lace Brands, Inc.*          3,043,625
---------------------------------------------------------
 HEALTH & MEDICAL SERVICES--1.9%
      82,100 Matria Healthcare, Inc.*             369,450
      61,100 Perrigo Co.*                         794,300
     564,100 Physicians Resource Group I*       4,724,338
---------------------------------------------------------
                                                5,888,088
---------------------------------------------------------
 HEALTHCARE MANAGEMENT--7.3%
     443,200 Mariner Health Group, Inc.*        5,955,500
     445,300 Quest Diagnostics Inc.*            7,737,088
     164,200 Sierra Health Services, Inc.*      5,398,075
     168,300 Sun Healthcare Group, Inc.*        3,565,856
---------------------------------------------------------
                                               22,656,519
---------------------------------------------------------
 HOME FURNISHING & SERVICES--0.7%
     197,600 Congoleum Corp.*                   2,198,300
---------------------------------------------------------
 INSURANCE-LIFE--0.3%
      37,300 ARM Financial Group, Inc.*           773,975
---------------------------------------------------------
 INSURANCE-PROPERTY AND CASUALTY--7.0%
     142,700 IPC Holdings Ltd.                  4,245,325
     117,700 Scpie Holdings, Inc.               3,104,338
     126,600 Seibels Bruce Group*               1,076,100
     301,900 Symons International Group*        5,660,625
     329,600 Terra Nova Bermuda Holdings        7,663,200
---------------------------------------------------------
                                               21,749,588
---------------------------------------------------------
 JEWELRY--4.3%
     458,075 Movado Group, Inc.                13,284,175
---------------------------------------------------------


---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS SMALL CAP EQUITY FUND (continued)
July 31, 1997
(Unaudited)
---------------------------------------  ---------------------------------------

   Shares    Description                             Value
--------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 MEDIA--3.7%
   1,369,400 Groupe AB SA ADR*                    $ 10,698,438
      34,400 Scientific Games Holdings, Inc.*          597,270
--------------------------------------------------------------
                                                    11,295,708
--------------------------------------------------------------
 MEDIA/ENTERTAINMENT--1.1%
     432,300 International Post Ltd.*                1,296,900
     367,400 Platinum Entertainment, Inc.*           2,158,475
--------------------------------------------------------------
                                                     3,455,375
--------------------------------------------------------------
 PACKAGING--0.6%
      93,600 Shorewood Packaging Corp.*              1,977,300
--------------------------------------------------------------
 PHARMACEUTICALS--0.5%
      87,900 Chirex, Inc.*                           1,505,288
--------------------------------------------------------------
 RADIO AND TELEVISION BROADCASTING--4.8%
     562,800 Heritage Media Corp.*                   9,919,350
     370,200 Pegasus Communications, Inc.*           4,905,150
--------------------------------------------------------------
                                                    14,824,500
--------------------------------------------------------------
 REAL ESTATE--1.1%
     186,800 Insignia Financial Group, Inc.*         3,549,200
--------------------------------------------------------------
 REAL ESTATE INVESTMENT TRUSTS--1.0%
     132,900 Boykin Lodging Trust Inc                3,148,069
--------------------------------------------------------------
 RECREATIONAL PRODUCTS--0.8%
     335,800 DSI Toys Inc.*                          2,518,500
--------------------------------------------------------------
 RESTAURANTS & HOTELS--3.4%
      90,700 IHOP Corp.*                             2,879,725
     362,000 Mortons Restaurant Group, Inc.*         7,602,000
--------------------------------------------------------------
                                                    10,481,725
--------------------------------------------------------------
 RETAIL HARDGOODS--3.7%
     731,000 Brookstone Inc.*                        6,487,625
     290,700 Finlay Enterprises, Inc.*               4,941,900
--------------------------------------------------------------
                                                    11,429,525
--------------------------------------------------------------
 SPECIALTY FINANCE--1.3%
     341,500 Long Beach Financial Corp.*             3,927,250
--------------------------------------------------------------
 SPECIALTY RETAIL--9.5%
     720,100 Friedmans, Inc.*                       11,071,538
      43,100 General Nutrition Companies, Inc.*      1,228,350

   Shares    Description                              Value
---------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 SPECIALTY RETAIL (CONTINUED)
      67,100 Hibbett Sporting Goods, Inc.*         $  1,526,525
     999,300 J. Baker, Inc.                           8,743,875
      34,900 Linens N'things, Inc.*                     981,563
     765,300 Loehmann's, Inc.*                        5,309,269
     125,400 Multiple Zones International, Inc.*        603,488
---------------------------------------------------------------
                                                     29,464,608
---------------------------------------------------------------
 STEEL--1.3%
      84,400 J & L Specialty Steel, Inc.              1,139,400
     153,500 Lukens Inc.                              2,935,688
---------------------------------------------------------------
                                                      4,075,088
---------------------------------------------------------------
 TEXTILES--1.8%
     151,800 Pluma, Inc.*                             2,191,613
     144,900 Synthetic Industries, Inc.*              3,396,086
---------------------------------------------------------------
                                                      5,587,699
---------------------------------------------------------------
 TRUCKING--3.7%
     193,400 Allied Holdings, Inc.*                   2,949,350
     341,900 Landstar Systems, Inc.*                  8,547,500
---------------------------------------------------------------
                                                     11,496,850
---------------------------------------------------------------
 TOTAL COMMON STOCKS
  (COST $230,250,550)                              $258,084,954
---------------------------------------------------------------
  Principal
   Amount    Description                              Value
---------------------------------------------------------------
 CORPORATE BONDS--0.1%
 $   500,000 J. Baker, Inc.
              7.0%, 06/01/02                       $    446,250
---------------------------------------------------------------
 TOTAL CORPORATE BONDS
  (COST $498,537)                                  $    446,250
---------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

  Contracts  Description                                             Value
------------------------------------------------------------------------------
 OPTIONS--0.3%
         500 S&P 500 Index Put Strike 900
              exp.09/97                                           $    518,750
         200 S&P 500 Index Put Strike 825
              exp.09/97                                                 47,500
         300 S&P 500 Index Put Strike 775
              exp.09/97                                                 30,000
         350 S&P 500 Index Put Strike 800
              exp.09/97                                                 48,125
         500 S&P 500 Index Put Strike 875
              exp.09/97                                                325,000
------------------------------------------------------------------------------
                                                                       969,375
------------------------------------------------------------------------------
 TOTAL OPTIONS
  (COST $3,270,771)                                               $    969,375
------------------------------------------------------------------------------
  Principal
   Amount    Description                                             Value
------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS--16.1%
 $49,800,000 Joint Repurchase Agreement Account
              5.84%, 08/01/97                                     $ 49,800,000
------------------------------------------------------------------------------
 TOTAL REPURCHASE AGREEMENTS
  (COST $49,800,000)                                              $ 49,800,000
------------------------------------------------------------------------------
 TOTAL INVESTMENTS
  (COST $283,819,858)(A)                                          $309,300,579
------------------------------------------------------------------------------
  Contracts  Description                                             Value
------------------------------------------------------------------------------
 OPTIONS WRITTEN--(0.2%)
 CALL OPTIONS WRITTEN
         500 Black Box Corp., Call Strike $35 expiring 09/20/97        262,500
         500 Black Box Corp., Call Strike $40 expiring 09/20/97        100,000
         400 General Nutrition Companies, Inc., Call Strike $25
              expiring 10/18/97                                        185,000
         400 Royal Caribbean Cruise Lines Call Strike $40
              expiring 09/20/97                                         80,000
------------------------------------------------------------------------------
 TOTAL OPTIONS WRITTEN
  (PREMIUMS RECEIVED $528,963)                                         627,500
------------------------------------------------------------------------------

 Description         Value
-------------------------------
 FEDERAL INCOME TAX
 INFORMATION:
 Gross
  unrealized
  gain for
  investments in
  which value
  exceeds cost    $ 52,656,504
 Gross
  unrealized
  loss for
  investments in
  which cost
  exceeds value    (27,422,188)
-------------------------------
 Net unrealized
  gain            $ 25,234,316
-------------------------------

* Non-income producing security.
(a) The aggregate cost for federal income tax purposes is $284,066,263.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.


---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Letter to Shareholders
-------------------------------------------------------------------------------
GOLDMAN SACHS ASIA GROWTH FUND
--------------------------------------  --------------------------------------
--------------------------------------  --------------------------------------
OBJECTIVE AND INVESTMENT APPROACH
  The Goldman Sachs Asia Growth Fund seeks long-term capital appreciation by investing in a limited number of carefully selected companies located in 12 Asian markets: China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand.
  We utilize extensive fundamental research in our search for well-managed companies whose stock prices are, in our opinion, undervalued in the marketplace. Because many companies in the Asian region are growing at relatively rapid rates, we consider a company's return on capital, its price-to-book value and the predictability of its earnings stream as among the best measures of its intrinsic value. A strong market position and a skilled management team dedicated to maximizing shareholder returns are also important to us. Our investment process includes face-to-face meetings with senior management as well as frequent contact with a company's customers, suppliers and competitors.
  While our primary focus is on stock selection, we seek to carefully manage risk by diversifying the fund's portfolio in terms of countries, industry sectors and size of capitalization. We are also mindful of making certain that the market for a particular stock is relatively liquid, so we can easily sell a position if our opinion changes. From time to time, we may choose to significantly overweight or underweight our holdings in a country compared with our benchmark, if we believe there is a compelling reason to do so. Finally, we closely monitor the potential impact of political and economic events in the region on particular companies and adjust the portfolio accordingly.

MARKET OVERVIEW: REGIONAL FACTORS DAMPENED PERFORMANCE OF SEVERAL KEY MARKETS
  Asian stock markets returned 1.3% during the period, as measured by the MSCI All Country Asia Free (Ex Japan) Index (without dividends reinvested). During the first half of the period, several key issues dampened the region's performance, including continued uncertainty in Thailand, the results of the Indian budget process and several weaker than expected Asian economic indicators. In May and June, the Asian equity markets improved as earlier concerns eased and investors grew increasingly optimistic regarding the Hong Kong handover. The period closed on a volatile note, however, when Thailand's devaluation of the baht sparked currency turmoil throughout the region, particularly the ASEAN (Association of South East Asian Nations) countries.
  On an individual country level, Taiwan and India were two of the strongest performing markets, rising 31.4% and 26.7%, respectively (in U.S. dollar terms). Taiwan's market benefited from local liquidity, an accommodative monetary policy and a constant inflow of foreign capital, all of which helped it reach a seven-year record high in July. In India, stocks briefly came under pressure due to political uncertainty but recovered when Indian politicians renewed their commitment to liberalization and deregulation. Hong Kong, the most heavily weighted country in the Index, also performed well, particularly during the latter half of the period when property stocks rebounded on positive sentiment related to the July handover and China-related "red-chip" stocks soared on investor excitement over China's potential asset injections. In contrast, several markets experienced sharp declines. Thailand was one of the weakest performers, as it suffered from an overextended financial sector, sharp downgrades to earnings forecasts and an uncertain political outlook. The Thai situation impacted countries such as Malaysia and the Philippines, where spillover concerns regarding a run on their respective currencies led investors to decrease their weightings in those stock markets.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------

PERFORMANCE REVIEW: TOP PERFORMING STOCKS IN A VARIETY OF MARKETS

              PERFORMANCE SUMMARY: JANUARY 31, 1997--JULY 31, 1997

                              FUND TOTAL RETURN
                                (BASED ON NET                           MSCI AC ASIA FREE
                                ASSET VALUE)                            (EX JAPAN) INDEX+
                              -----------------                         -----------------
  Class A*                          1.29%                                     1.30%
  Class B*                          0.99%                                     1.30%
  Institutional*                    1.59%                                     1.30%

* Class A, B and Institutional share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge.
+ Represents a price-only index that does not reflect reinvested dividends.

  Though the region's performance was generally weak, the fund benefited from our specific stock selections. Several of the fund's country weightings also worked in its favor, such as its overweighting in Hong Kong, which performed well, and its underweighting in Thailand and Malaysia, two of the weakest markets. Conversely, the fund's overweighting in the Philippines was negative for the portfolio.
  The fund's top performers came from a variety of different countries. In India, HINDUSTAN LEVER, LTD., which is 51% owned by Unilever, appreciated as its core business in detergents and soaps achieved strong growth rates and its merger with Brooke Bond Lipton India Ltd. was finally approved by the Indian Supreme Court. TAIWAN-SOGO SHINKONG, a Taiwan-based security services company that controls approximately 38% of the market, recorded strong results driven by increased demand for its products following several high-profile kidnappings in Taiwan.
  The fund's overweighting in Hong Kong's banking sector also contributed significantly to performance as our bank stocks did very well, particularly in May. HSBC HOLDINGS PLC, a banking and financial services organization, rose approximately 50% during the period due to a favorable re-rating and strong earnings fueled by fast growth in the Hong Kong banking market. Other favorable investments in the sector were WING HANG BANK LTD., the portfolio's largest holding as of July 31, and DAO HENG BANK GROUP LTD., a new position added during the period.

PORTFOLIO COMPOSITION
  As of July 31, 1997, 93.6% of the fund's net assets was invested in equities and 6.0% was in cash equivalents, with the remainder in other securities. By country, the portfolio's five largest allocations were in Hong Kong (40.6%), Malaysia (12.1%), Singapore (10.5%), India (6.2%) and Taiwan (6.1%). Compared with the Index, as of the end of the period, the portfolio was overweighted in Hong Kong and the Philippines and underweighted in Malaysia, Indonesia, Thailand and Taiwan.
  The fund's 40.6% allocation in Hong Kong included 4.4% in China-based companies that are traded on the Hong Kong stock exchange. The fund has not made any direct investments in China due to its poor regulatory environment and generally weak company management. Instead, we seek to participate in China's growth potential through China-related stocks in other countries or stocks of companies that operate in China but are listed on the Hong Kong exchange, where companies are required to meet higher standards. We expect these management issues and stock market regulations to continue under Hong Kong's new China-appointed Special Administrative Region (SAR) government. In addition, we expect to limit the fund's exposure to "red-chip" stocks traded in Hong Kong, as most of them are trading at a substantial premium to their asset values with little or no fundamental justification.

PORTFOLIO CHANGES INCLUDED NEW POSITIONS IN HEALTHCARE AND PROPERTY DEVELOPMENT STOCKS
  During the period, we added a number of stocks to the portfolio. In March, we initiated a position in PARKWAY HOLDINGS (Singapore), the largest healthcare group in the region, which is currently focusing on

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS ASIA GROWTH FUND (continued)
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
regional expansion and has established hospitals in Indonesia, Malaysia and India. Another new investment was NEW WORLD DEVELOPMENT, a Hong Kong-based property developer with rapidly increasing exposure to projects in China. New World Development is expected to be one of the prime beneficiaries of the land supply policies of the new SAR government. During the period, we sold METROPOLITAN BANK AND TRUST, the largest bank in the Philippines, due to its expensive valuation and a deterioration of the company's fundamentals.

 TOP 10 PORTFOLIO HOLDINGS AS OF JULY 31, 1997

                                         PERCENTAGE
                                          OF TOTAL
  COMPANY (LINE OF BUSINESS)   COUNTRY   NET ASSETS
  --------------------------   -------   ----------
  Wing Hang Bank Ltd.          Hong Kong    4.1%
   Banking and
    Finance
  Taiwan-Sogo
   Shinkong                    Taiwan       4.0
   Consumer Goods and
    Services
  Dao Heng Bank Group
   Ltd.                        Hong Kong    3.7
   Banking and
    Finance
  Hutchison Whampoa            Hong Kong    3.7
   Conglomerate
  Hong Kong Electric
   Holdings                    Hong Kong    3.7
   Utilities
  New World
   Development                 Hong Kong    3.5
   Real Estate
  HKR International
   Ltd.                        Hong Kong    3.4
   Real Estate
  Asia Satellite
   Telecommunications          Hong Kong    3.4
   Telecommunications
  Dah Sing Financial           Hong Kong    3.3
   Banking and
    Finance
  Hindustan Lever,
   Ltd.                        India        3.3
   Consumer Products

OUTLOOK
  We are generally positive on the long-term outlook of the Asian markets. However, we remain cautious over the near term as the volatility of these markets will be higher due to uncertainties resulting from the delinking of a number of currencies from the U.S. dollar. Select Asian equities remain attractively valued on a historical basis and are expected to benefit from a pickup in export growth, improved inflation and a modest economic recovery throughout the region subsequent to the currency devaluations. We will manage our exposure in a conservative manner as we remain committed to our long-term investment style.
  We intend to focus our investments in those countries with strong domestic growth. We expect to maintain the fund's overweighting in Hong Kong, as we anticipate most companies will continue to perform well under its new China-appointed government. Hong Kong's political situation is currently marked by concerns that China might implement drastic changes that could jeopardize the existing laissez-faire environment that Hong Kong has thrived on, as well as rumors that the SAR government may introduce measures to cool the property sector. However, we believe the Hong Kong equity market will benefit from strong earnings momentum and increased exposure to the recovering Chinese economy. We also favor some of the smaller Asian markets where we expect macroeconomic conditions to improve. In particular, subsequent to their currency devaluations, both the Philippines and Indonesia should enjoy better economic climates amongst the Asian countries, and should continue to record improved export growth and healthy corporate profits.
  In contrast, we intend to limit our exposure to Thailand, which continues to experience structural problems. To rebuild the Thai economy, Thailand will need to implement a series of fiscal tightenings and a comprehensive restructuring in the months and years ahead to correct the past misallocation of resources. We will also remain underweighted in Malaysia, where economic overheating remains a concern.
  In general, we expect Asian markets will benefit over time as foreign investment in the region increases. Therefore, we urge investors to be prepared to withstand periods of volatility and to view the fund as a long-term investment opportunity.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------

/s/ Warwick M. Negus

Warwick M. Negus
Senior Portfolio Manager,
Asia Active Equity

/s/ Alice Lui

Alice Lui
Portfolio Manager,
Asia Active Equity

/s/ Ravi Shanker

Ravi Shanker
Portfolio Manager,
Asia Active Equity

/s/ Karma A. Wilson

Karma A. Wilson
Portfolio Manager,
Asia Active Equity

August 29, 1997

Statement of Investments
--------------------------------------------------------------------------------
GOLDMAN SACHS ASIA GROWTH FUND
July 31, 1997
(Unaudited)

-------------------------------------------------------------------------------
   Shares   Description                                               Value
-------------------------------------------------------------------------------
 COMMON STOCKS--89.4%
 HONG KONG DOLLAR--40.6%
  3,049,000 Asia Satellite Telephone (Telecommunications)          $  9,155,861
 17,231,000 Beijing Datang Power Gen-H
             (Utility)                                                8,735,121
  1,420,600 Dah Sing Financial
             (Banking)                                                9,063,951
  1,660,000 Dao Heng Bank Group
             (Banking)                                               10,119,729
  6,103,440 HKR International Ltd. (Real Estate)                      9,183,736
  2,447,500 Hong Kong Electric Holdings (Utility)                     9,989,151
     95,283 HSBC Holdings (Banking)                                   3,322,752
  1,028,000 Hutchison Whampoa (Diversified)                          10,024,411
  1,309,000 New World Development Co.
             (Real Estate)                                            9,425,476
    670,000 Sun Hung Kai Properties Co.
             (Real Estate)                                            8,415,563
    916,000 Swire Pacific Ltd. "A" (Diversified)                      8,695,641
  1,877,000 Wing Hang Bank Ltd.
             (Banking)                                               11,224,424
 11,000,000 Zhejiang Expressway (Construction)                        3,267,678
-------------------------------------------------------------------------------
                                                                    110,623,494
-------------------------------------------------------------------------------
 INDIAN RUPEE--6.2%
    190,000 Colgate Palmolive (Consumer Goods and Services)           1,716,627
    227,600 Hindustan Lever Ltd.
             (Consumer Goods and Services)                            9,047,889
    427,000 ITC Ltd. (Consumer Goods and Services)                    6,160,667
        644 Larsen & Toubro Ltd. (Heavy Industry)                         4,858
        350 Mahindra & Mahindra Ltd.
             (Automotive)                                                 4,309
        400 Niit Limited (Technology)                                     5,065
-------------------------------------------------------------------------------
                                                                     16,939,415
-------------------------------------------------------------------------------
 INDONESIAN RUPIAH--6.0%
  2,374,750 Indofoods Sukses Makmur--Foreign (Consumer Goods and
             Services)                                                4,949,288
    464,300 Peregrine Indo Food ADR (Food)                            1,420,758
  2,346,000 PT Bank of Bali--Foreign (Banking)                        6,504,207
  2,613,000 PT Jaya Real Property--Foreign
             (Real Estate)                                            3,497,323
-------------------------------------------------------------------------------
                                                                     16,371,576
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------
   Shares   Description                                             Value
-----------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 MALAYSIAN RINGGIT--11.9%
  1,703,800 Commerce Asset Holdings
             (Banking)                                           $  4,263,537
  1,919,000 Road Builder Malaysia Holdings
             (Construction & Infrastructure)                        8,003,412
  1,695,000 Tenaga National Berhad (Utility)                        6,812,133
  1,470,000 UMW Holdings Berhad
             (Automotive)                                           5,796,398
  1,081,000 United Engineers Malaysia (Construction
             and Infrastructure)                                    7,541,384
-----------------------------------------------------------------------------
                                                                   32,416,864
-----------------------------------------------------------------------------
 NEW TAIWAN DOLLAR--6.1%
  2,673,750 Kindom Construction Co. Ltd.
             (Real Estate)                                          5,869,207
  2,791,677 Taiwan-Sogo Shinkong (Consumer Goods and Services)     10,894,349
-----------------------------------------------------------------------------
                                                                   16,763,556
-----------------------------------------------------------------------------
 PHILIPPINE PESO--5.3%
  7,971,000 Ayala Land Inc. "B" (Real Estate)                       5,809,373
  1,169,570 Manila Electric Co., Class B
             (Utility)                                              4,995,452
 23,028,400 Metro Pacific Corp., Class A
             (Diversified)                                          3,629,900
-----------------------------------------------------------------------------
                                                                   14,434,725
-----------------------------------------------------------------------------
 SINGAPORE DOLLAR--10.5%
    858,000 City Developments (Real Estate)                         7,290,463
    356,750 Keppel Land Warrants (Real Estate)                        329,808
    949,800 Overseas Union Bank--Foreign (Banking)                  6,165,855
  1,860,000 Parkway Holdings (Consumer
             Goods and Services)                                    8,534,430
    337,000 Singapore Press Holdings--Foreign (Media)               6,391,340
-----------------------------------------------------------------------------
                                                                   28,711,896
-----------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------

---------------------------------------------------------------------

    Shares    Description                                   Value
---------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 SOUTH KOREAN WON--2.7%
        7,132 Samsung Fire & Marine Insurance
               (Financial Services)                      $  2,931,332
        4,758 SK Telecom (Telecommunications)               3,536,424
       86,920 SK Telecom ADR (Telecommunications)             999,579
---------------------------------------------------------------------
                                                            7,467,335
---------------------------------------------------------------------
 TOTAL COMMON STOCKS
  (COST $211,826,215)                                    $243,728,861
---------------------------------------------------------------------
  Principal
    Amount    Description                                   Value
---------------------------------------------------------------------
 CORPORATE BONDS--0.2%
 MALAYSIAN RINGITT--0.2%
 MYR1,024,000 United Engineers Malaysia (Construction)
               4.00%, 05/22/99                           $    628,954
---------------------------------------------------------------------
 TOTAL CORPORATE BONDS
  (COST $521,580)                                        $    628,954
---------------------------------------------------------------------
 STRUCTURED NOTES--4.4%
  $ 1,000,000 SK Telecom                                 $    981,300
      783,987 Taiwan Index Linked Note                     10,928,779
---------------------------------------------------------------------
 TOTAL STRUCTURED NOTES
  (COST $10,935,000)                                     $ 11,910,079
---------------------------------------------------------------------
    Shares    Description                                   Value
---------------------------------------------------------------------
 EQUITY LINKED NOTE--0.2%
  $     1,308 SK Telecom (Telecommunications)            $    690,716
---------------------------------------------------------------------
 TOTAL EQUITY LINKED NOTE
  (COST $667,627)                                        $    690,716
---------------------------------------------------------------------

------------------------------------------------------------------------
  Principal
   Amount    Description                                      Value
------------------------------------------------------------------------
 SHORT-TERM OBLIGATIONS--6.0%
 $16,284,594 State Street Bank & Trust Euro-Time Deposit
              5.687%, 08/01/97                             $ 16,284,594
------------------------------------------------------------------------
 TOTAL SHORT-TERM OBLIGATIONS
  (COST $16,284,594)                                       $ 16,284,594
------------------------------------------------------------------------
 TOTAL INVESTMENTS
  (COST $240,235,016)(A)                                   $273,243,209
------------------------------------------------------------------------
 FEDERAL INCOME TAX INFORMATION:
 Gross unrealized gain for investments in which value
  exceeds cost                                             $ 42,057,404
 Gross unrealized loss for investments in which cost
  exceeds value                                             (13,554,092)
------------------------------------------------------------------------
 Net unrealized gain                                       $ 28,503,312
------------------------------------------------------------------------

(a) The aggregate cost for federal income tax purposes is $243,331,769.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

----------------------------
COMMON STOCKS INDUSTRY
CONCENTRATIONS
----------------------------
Automotive              2.1%
Banking                18.5%
Construction and
 Infrastructure         6.9%
Consumer Goods and
 Services              15.1%
Diversified             8.2%
Engineering + Others    0.2%
Financial Services      1.1%
Food                    0.5%
Heavy Industry          0.0%
Media                   2.3%
Real Estate            18.3%
Technology              0.0%
Telecommunications      5.0%
Utility                11.2%
----------------------------
TOTAL COMMON STOCKS    89.6%
----------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

Goldman Sachs Trust--Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
July 31, 1997
(Unaudited)
--------------------------------------------------------------------------------

                                               GOLDMAN SACHS   GOLDMAN SACHS
                                                 BALANCED     CORE U.S. EQUITY
                                                   FUND             FUND
                                               -------------------------------
ASSETS:
Investments in securities, at value
 (identified cost $127,753,734, $377,598,149,
 $28,826,861, $826,462,978, $142,278,430,
 $673,679,471, $283,819,858 and $240,235,016,
 respectively)                                 $145,647,765     $542,098,398
Cash, at value                                       24,774           93,046
Receivables:
 Investment securities sold                       3,238,030               --
 Forward foreign currency exchange contracts             --               --
 Fund shares sold                                   879,535        5,489,136
 Dividends and interest                             651,887          496,369
 Variation margin                                     9,657           20,000
Deferred organization expenses, net                  29,512               --
Other assets                                         70,779           11,347
------------------------------------------------------------------------------
 TOTAL ASSETS                                   150,551,939      548,208,296
------------------------------------------------------------------------------
LIABILITIES:
Options Written, at value (premium received,
 $528,963)                                               --               --
Payables:
 Investment securities purchased                 16,714,962               --
 Forward foreign currency exchange contracts         11,101               --
 Fund shares repurchased                             80,696          123,745
 Capital gains tax                                       --               --
 Amounts owed to affiliates                         184,578          780,165
 Variation margin                                        --               --
Accrued expenses and other liabilities               39,439          128,711
------------------------------------------------------------------------------
 TOTAL LIABILITIES                               17,030,776        1,032,621
------------------------------------------------------------------------------
NET ASSETS:
Paid-in capital                                 108,955,474      354,693,448
Accumulated undistributed (distributions in
 excess of) net investment income (loss)            339,584        2,043,010
Accumulated undistributed (distributions in
 excess of) net realized gain (loss) on
 investment, option and futures transactions      6,207,098       25,574,291
Accumulated net realized foreign currency
 loss                                                (2,148)              --
Net unrealized gain on investments, options
 and futures                                     18,014,255      164,864,926
Net unrealized gain (loss) on translation of
 assets and liabilities denominated in
 foreign currencies                                   6,900               --
------------------------------------------------------------------------------
 NET ASSETS                                    $133,521,163     $547,175,675
------------------------------------------------------------------------------

                                     Class A    Class B    Class A     Class B
                                  ------------- ------- ------------- ---------
Total shares of beneficial
 interest outstanding, $.001 par
 value
 (100,000,000 and 25,000,000
 shares authorized for each
 Class A and B, respectively)       5,812,234   434,759  11,508,646   1,352,331
Net asset and Class A redemption
 value per share(a)                    $21.38    $21.30      $28.47      $28.23
Maximum public offering price
 per share (Class A
 NAV X 1.0582)                         $22.62    $21.30      $30.13      $28.23
                                  Institutional Service Institutional  Service
                                  ------------- ------- ------------- ---------
Total shares of beneficial
 interest outstanding, $.001 par
 value
 (50,000,000 shares per each
 class authorized)                         --        --   6,121,100     197,898
Net asset value, offering and
 redemption price per share                --        --      $28.71      $28.43
-------------------------------------------------------------------------------

(a) At redemption, Class B shares are subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

 GOLDMAN SACHS  GOLDMAN SACHS  GOLDMAN SACHS    GOLDMAN SACHS      GOLDMAN SACHS   GOLDMAN SACHS
 CORE LARGE CAP CAPITAL GROWTH    MID CAP    INTERNATIONAL EQUITY SMALL CAP EQUITY  ASIA GROWTH
  GROWTH FUND        FUND       EQUITY FUND          FUND               FUND           FUND
------------------------------------------------------------------------------------------------
  $32,639,495   $1,180,290,404 $187,426,440      $838,942,326       $309,300,579   $273,243,209
       10,398           54,166       43,278           160,110            210,038      2,861,814
           --               --      819,883           457,596          1,947,290             --
           --               --           --         7,725,121                 --             --
    1,001,965        4,256,988    1,044,197         5,090,337          3,836,809        350,379
       21,085          897,205      152,413           468,788             69,615        422,050
           --               --           --                --                 --             --
       47,479               --       51,544             7,346              6,789         61,377
       47,701            9,494       66,516           524,549                750         24,844
------------------------------------------------------------------------------------------------
   33,768,123    1,185,508,257  189,604,271       853,376,173        315,371,870    276,963,673
------------------------------------------------------------------------------------------------
           --               --           --                --            627,500             --
      407,378        8,221,644      359,116        15,473,640          4,112,414        783,887
           --               --           --           707,762                 --             --
          612          311,158           --         4,371,624            343,333        482,630
           --               --           --                --                 --      1,408,129
       42,652        1,795,928      107,071         1,646,456            543,850        596,421
           --               --           --                --                 --        779,796
       90,508           60,368       44,441           464,249              4,781        225,073
------------------------------------------------------------------------------------------------
      541,150       10,389,098      510,628        22,663,731          5,631,878      4,275,936
------------------------------------------------------------------------------------------------
   29,040,278      691,258,887  120,969,622       614,334,694        256,493,400    256,752,469
       24,537          609,537      580,925         1,036,836           (620,559)      (792,684)
      349,524      129,423,309   22,395,086        45,368,038         28,484,967    (12,411,607)
           --               --           --        (1,890,238)                --     (2,433,287)
    3,812,634      353,827,426   45,148,010       211,562,708         25,382,184     39,610,602
           --               --           --       (39,699,596)                --     (8,037,756)
------------------------------------------------------------------------------------------------
  $33,226,973   $1,175,119,159 $189,093,643      $830,712,442       $309,739,992   $272,687,737
------------------------------------------------------------------------------------------------

   Class A     Class B    Class A    Class B    Class A    Class B    Class A     Class B     Class A    Class B    Class A
-------------  ------- ------------- ------- ------------- ------- ------------- --------- ------------- ------- -------------
  2,468,215    312,763  56,181,750   818,966          --       --   30,913,314   2,125,041  11,816,017   783,168  15,499,590
     $11.95     $11.94      $20.62    $20.46          --       --       $23.34      $23.18      $24.63    $24.42      $16.52
     $12.65     $11.94      $21.82    $20.46          --       --       $24.70      $23.18      $26.06    $24.42      $17.48
Institutional  Service Institutional Service Institutional Service Institutional  Service  Institutional Service Institutional
-------------  ------- ------------- ------- ------------- ------- ------------- --------- ------------- ------- -------------
        155        150          --        --   7,989,163       87    2,461,067      89,276          --        --     685,661
     $11.95     $11.94          --        --      $23.67   $23.67       $23.51      $23.38          --        --      $16.59
Class B
-------
319,335
 $16.40
 $16.40

Service
-------
     --
     --

Goldman Sachs Trust-Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Six Months Ended July 31, 1997
(Unaudited)
--------------------------------------------------------------------------------


                                                   GOLDMAN SACHS  GOLDMAN SACHS
                                                     BALANCED    CORE U.S. EQUITY
                                                       FUND            FUND
                                                   ------------------------------
INVESTMENT INCOME:
Dividends(a) (including $65,234 received from
 affiliated issuers for Small Cap Equity)           $   486,754    $ 4,172,206
Interest(b)                                           1,633,213        283,272
---------------------------------------------------------------------------------
  TOTAL INCOME                                        2,119,967      4,455,478
---------------------------------------------------------------------------------
EXPENSES:
Management fees                                         332,006      1,669,777
Distribution fees                                       139,549        413,921
Authorized dealer service fees                          127,694        352,253
Custodian fees                                           50,207         62,893
Transfer agent fees                                      99,878        240,104
Professional fees                                        35,455         29,552
Registration fees                                        15,137         54,862
Amortization of deferred organization expenses            6,661             --
Trustee fees                                              1,202          3,091
Other                                                    10,294         48,453
---------------------------------------------------------------------------------
  TOTAL EXPENSES                                        818,083      2,874,906
  Less--expenses reimbursed and fees waived by
   Goldman Sachs                                       (289,609)      (462,438)
---------------------------------------------------------------------------------
  NET EXPENSES                                          528,474      2,412,468
---------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                        1,591,493      2,043,010
---------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENT, OPTION, FUTURES AND FOREIGN CURRENCY
 TRANSACTIONS:
Net realized gain (loss) from:
 Investment transactions (including realized
  gains of $2,634,349 on sales of investments in
  affiliated issuers for Small Cap Equity)            5,165,557     20,056,208
 Futures transactions                                    64,054      1,115,559
 Foreign currency related transactions                  (14,723)            --
Net change in unrealized gain (loss) on:
 Investments                                          9,359,807     73,407,077
 Futures                                                 42,885        272,877
 Translation of assets and liabilities
  denominated in foreign currencies                      19,468             --
---------------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENT,
   OPTION, FUTURES AND FOREIGN CURRENCY
   TRANSACTIONS                                      14,637,048     94,851,721
---------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                       $16,228,541    $96,894,731
---------------------------------------------------------------------------------

(a) For the Balanced, CORE U.S. Equity, CORE Large Cap Growth, Capital Growth, Mid Cap Equity, International Equity and Asia Growth Funds, taxes withheld on dividends were $744, $20,389, $408, $42,487, $4,487, $909,357 and
    $201,084, respectively.
(b) For the Balanced Fund, taxes withheld on interest were $2,724.
(c) CORE Large Cap Growth Fund commenced operations on May 1, 1997.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

    GOLDMAN SACHS      GOLDMAN SACHS  GOLDMAN SACHS     GOLDMAN SACHS      GOLDMAN SACHS   GOLDMAN SACHS
CORE LARGE CAP GROWTH  CAPITAL GROWTH MID CAP EQUITY INTERNATIONAL EQUITY SMALL CAP EQUITY  ASIA GROWTH
       FUND(C)              FUND           FUND              FUND               FUND           FUND
--------------------------------------------------------------------------------------------------------
     $   69,444         $  6,813,967   $ 1,183,533       $  5,932,214       $   722,690     $ 2,369,480
          9,091              868,702        94,041            858,131           595,147         473,203
--------------------------------------------------------------------------------------------------------
         78,535            7,682,669     1,277,574          6,790,345         1,317,837       2,842,683
--------------------------------------------------------------------------------------------------------
         43,779            4,891,228       592,506          3,437,442         1,226,018       1,360,100
         15,564            1,241,280            --            868,168           326,906         335,767
         14,589            1,222,807            --            790,939           306,505         325,580
         22,154               63,364        18,791            474,368            36,394         232,094
         12,099              450,925        31,600            420,003           265,468         214,033
         18,627               32,460        31,072             36,142            32,119          37,005
         17,155               32,147        13,894             83,971            20,320          45,375
          2,521                   --         8,512              7,227             6,678          15,736
            126                7,847         1,278              5,544             1,706           2,373
          4,577               69,092        12,670             68,155            12,586          20,217
--------------------------------------------------------------------------------------------------------
        151,191            8,011,150       710,323          6,191,959         2,234,700       2,588,280
        (97,193)          (1,213,570)      (38,816)          (464,116)         (296,304)       (269,236)
--------------------------------------------------------------------------------------------------------
         53,998            6,797,580       671,507          5,727,843         1,938,396       2,319,044
--------------------------------------------------------------------------------------------------------
         24,537              885,089       606,067          1,062,502          (620,559)        523,639
--------------------------------------------------------------------------------------------------------
        349,524          115,156,585    14,892,426         42,837,306        21,099,362       4,610,560
             --                   --            --                 --                --        (994,498)
             --                   --            --           (972,391)               --      (2,021,368)
      3,812,634          101,151,901    23,232,147         99,071,315        20,776,667       6,596,227
             --                   --            --                 --                --              --
             --                   --            --         (7,290,060)               --      (6,042,525)
--------------------------------------------------------------------------------------------------------
      4,162,158          216,308,486    38,124,573        133,646,170        41,876,029       2,148,396
--------------------------------------------------------------------------------------------------------
     $4,186,695         $217,193,575   $38,730,640       $134,708,672       $41,255,470     $ 2,672,035
--------------------------------------------------------------------------------------------------------

Goldman Sachs Trust-Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended July 31, 1997
(Unaudited)
--------------------------------------------------------------------------------

                                             GOLDMAN SACHS   GOLDMAN SACHS
                                               BALANCED     CORE U.S. EQUITY
                                                 FUND             FUND
                                             -------------------------------
FROM OPERATIONS:
Net investment income (loss)                 $  1,591,493     $  2,043,010
Net realized gain on investment, option and
 futures transactions                           5,229,611       21,171,767
Net realized loss on foreign currency
 related transactions                             (14,723)              --
Net change in unrealized gain on
 investments, options and futures               9,402,692       73,679,954
Net change in unrealized gain (loss) on
 translation of assets and liabilities
 denominated in foreign currencies                 19,468               --
----------------------------------------------------------------------------
  Net increase in net assets resulting from
   operations                                  16,228,541       96,894,731
----------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
 Class A shares                                (1,375,790)              --
 Class B shares                                   (56,323)              --
 Institutional shares                                  --               --
 Service shares                                        --               --
----------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS          (1,432,113)              --
----------------------------------------------------------------------------
FROM SHARE TRANSACTIONS:
Net proceeds from sales of shares              40,396,833       99,586,343
Reinvestment of dividends and distributions     1,224,846               --
Cost of shares repurchased                     (6,417,071)     (45,139,094)
----------------------------------------------------------------------------
  Net increase (decrease) in net assets
   resulting from share transactions           35,204,608       54,447,249
----------------------------------------------------------------------------
  Total increase (decrease)                    50,001,036      151,341,980
NET ASSETS:
Beginning of period                            83,520,127      395,833,695
----------------------------------------------------------------------------
End of period                                $133,521,163     $547,175,675
----------------------------------------------------------------------------
Accumulated undistributed (distributions in
 excess of) net investment income (loss)     $    339,584     $  2,043,010
----------------------------------------------------------------------------

(a) CORE Large Cap Growth Fund commenced operations on May 1, 1997.

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

    GOLDMAN SACHS      GOLDMAN SACHS   GOLDMAN SACHS     GOLDMAN SACHS      GOLDMAN SACHS   GOLDMAN SACHS
CORE LARGE CAP GROWTH  CAPITAL GROWTH  MID CAP EQUITY INTERNATIONAL EQUITY SMALL CAP EQUITY  ASIA GROWTH
       FUND(A)              FUND            FUND              FUND               FUND           FUND
--------------------------------------------------------------------------------------------------------------
     $    24,537       $      885,089   $    606,067     $   1,062,502       $   (620,559)  $    523,639
         349,524          115,156,585     14,892,426        42,837,306         21,099,362      3,616,062
              --                   --             --          (972,391)                --     (2,021,368)
       3,812,634          101,151,901     23,232,147        99,071,315         20,776,667      6,596,227
              --                   --             --        (7,290,060)                --     (6,042,525)
--------------------------------------------------------------------------------------------------------------
       4,186,695          217,193,575     38,730,640       134,708,672         41,255,470      2,672,035
--------------------------------------------------------------------------------------------------------------
              --                   --             --                --                 --             --
              --                   --             --                --                 --             --
              --                   --             --                --                 --             --
              --                   --             --                --                 --             --
--------------------------------------------------------------------------------------------------------------
              --                   --             --                --                 --             --
--------------------------------------------------------------------------------------------------------------
      29,901,684           95,800,041      6,949,969       191,045,207         73,020,425     46,386,178
              --                   --             --                --                 --             --
        (861,406)         (61,741,484)    (1,840,296)     (119,570,466)       (20,270,709)   (56,060,080)
--------------------------------------------------------------------------------------------------------------
      29,040,278           34,058,557      5,109,673        71,474,741         52,749,716     (9,673,902)
--------------------------------------------------------------------------------------------------------------
      33,226,973          251,252,132     43,840,313       206,183,413         94,005,186     (7,001,867)
              --          923,867,027    145,253,330       624,529,029        215,734,806    279,689,604
--------------------------------------------------------------------------------------------------------------
     $33,226,973       $1,175,119,159   $189,093,643     $ 830,712,442       $309,739,992   $272,687,737
--------------------------------------------------------------------------------------------------------------
     $    24,537       $      609,537   $    580,925     $   1,036,836       $   (620,559)  $   (792,684)
--------------------------------------------------------------------------------------------------------------

Goldman Sachs Trust-Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended January 31, 1997
--------------------------------------------------------------------------------

                                              GOLDMAN SACHS  GOLDMAN SACHS
                                                BALANCED    CORE U.S. EQUITY
                                                  FUND            FUND
                                              ------------------------------
FROM OPERATIONS:
Net investment income (loss)                   $ 2,322,774    $  3,164,879
Net realized gain (loss) on investment,
 option and futures transactions                 3,956,460      15,032,718
Net realized gain on options written                    --              --
Net realized gain (loss) on foreign currency
 related transactions                               12,575              --
Net change in unrealized gain (loss) on
 investments, options and futures                5,023,032      49,460,545
Net change in unrealized loss on translation
 of assets and liabilities denominated in
 foreign currencies                                (12,568)             --
----------------------------------------------------------------------------
  Net increase (decrease) in net assets
   resulting from operations                    11,302,273      67,658,142
----------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
 Class A shares                                 (2,259,972)     (1,515,575)
 Class B shares                                    (13,466)         (4,750)
 Institutional shares                                   --      (1,606,175)
 Service shares                                         --          (6,666)
In excess of net investment income
 Class A shares                                     (7,504)             --
 Class B shares                                         --        (118,421)
 Institutional shares                                   --         (34,205)
 Service shares                                         --         (16,030)
From net realized gain on investment, option
 and futures transactions
 Class A shares                                 (3,654,841)     (7,174,235)
 Class B shares                                    (77,400)       (440,131)
 Institutional shares                                   --      (4,675,726)
 Service shares                                         --         (68,472)
----------------------------------------------------------------------------
  Total distributions to shareholders           (6,013,183)    (15,660,386)
----------------------------------------------------------------------------
FROM SHARE TRANSACTIONS:
Net proceeds from sales of shares               29,174,047     167,209,718
Reinvestment of dividends and distributions      5,694,651      14,904,237
Cost of shares repurchased                      (7,565,668)    (32,152,494)
----------------------------------------------------------------------------
  Net increase (decrease) in net assets
   resulting from share transactions            27,303,030     149,961,461
----------------------------------------------------------------------------
  Total increase                                32,592,120     201,959,217
NET ASSETS:
Beginning of year                               50,928,007     193,874,478
----------------------------------------------------------------------------
End of year                                    $83,520,127    $395,833,695
----------------------------------------------------------------------------
Accumulated undistributed (distributions in
 excess of) net investment income              $   180,204    $         --
----------------------------------------------------------------------------

---------------------------------------  ---------------------------------------
The accompanying notes are an integral
part of these financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------

 GOLDMAN SACHS    GOLDMAN SACHS     GOLDMAN SACHS      GOLDMAN SACHS   GOLDMAN SACHS
 CAPITAL GROWTH   MID CAP EQUITY INTERNATIONAL EQUITY SMALL CAP EQUITY  ASIA GROWTH
      FUND             FUND              FUND               FUND           FUND
------------------------------------------------------------------------------------
 $   5,337,292     $  1,726,659      $   (242,737)      $ (1,551,590)  $    538,846
    53,687,297       13,627,039        16,714,697         28,767,853     (7,436,150)
            --           40,466                --                 --             --
            --               --           146,694                 --     (1,099,538)
   145,350,120       14,749,074        60,236,901         22,913,571      5,823,115
            --               --       (28,245,657)                --       (599,549)
------------------------------------------------------------------------------------
   204,374,709       30,143,238        48,609,898         50,129,834     (2,773,276)
------------------------------------------------------------------------------------
    (5,948,617)              --                --                 --       (206,784)
            --               --                --                 --             --
            --       (1,837,675)         (106,712)                --             --
            --               --                --                 --             --
      (258,749)              --                --                 --             --
       (12,838)              --                --                 --         (5,064)
            --          (25,142)               --                 --        (83,075)
            --               --                --                 --             --
   (91,862,169)              --        (5,358,559)       (10,210,264)            --
      (179,327)              --          (159,717)          (149,626)            --
            --       (6,629,058)         (689,171)                --             --
            --               --            (3,947)                --             --
------------------------------------------------------------------------------------
   (98,261,700)      (8,491,875)       (6,318,106)       (10,359,890)      (294,923)
------------------------------------------------------------------------------------
    76,008,897        3,933,239       321,475,961         56,119,213    144,448,826
    90,088,874        8,489,760         5,481,492          9,876,571        221,279
  (229,399,817)     (24,491,993)      (75,580,037)       (95,024,895)   (67,451,011)
------------------------------------------------------------------------------------
   (63,302,046)     (12,068,994)      251,377,416        (29,029,111)    77,219,094
------------------------------------------------------------------------------------
    42,810,963        9,582,369       293,669,208         10,740,833     74,150,895
   881,056,064      135,670,961       330,859,821        204,993,973    205,538,709
------------------------------------------------------------------------------------
 $ 923,867,027     $145,253,330      $624,529,029       $215,734,806   $279,689,604
------------------------------------------------------------------------------------
 $    (275,552)    $    (25,142)     $    (25,666)      $         --   $ (1,316,323)
------------------------------------------------------------------------------------

Goldman Sachs Trust--Equity Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
July 31, 1997
(Unaudited)
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
1. ORGANIZATION
Effective May 1, 1997, the Goldman Sachs Equity Portfolios, Inc. was reorganized from a Maryland corporation to a Delaware business trust named the Goldman Sachs Trust (the "Trust"). The Trust includes the Equity Portfolios, collectively the "Funds" or individually a "Fund". The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Included in this report are the financial statements for the Goldman Sachs Balanced Fund ("Balanced Fund"), Goldman Sachs CORE U.S. Equity Fund ("CORE U.S. Equity Fund"), Goldman Sachs CORE Large Cap Growth Fund ("CORE Large Cap Growth Fund"), Goldman Sachs
Capital Growth Fund ("Capital Growth Fund"), Goldman Sachs Mid Cap Equity Fund ("Mid Cap Equity Fund"), Goldman Sachs International Equity Fund
("International Equity Fund"), Goldman Sachs Small Cap Equity Fund ("Small Cap Equity Fund") and Goldman Sachs Asia Growth Fund ("Asia Growth Fund"). At July 31, 1997, the CORE U.S. Equity, CORE Large Cap Growth, International Equity and Asia Growth Funds offer four classes of shares--Class A, Class B, Institutional and Service. The Balanced, Capital Growth and Small Cap Equity Funds offer two classes of shares--Class A and Class B. The Mid Cap Equity Fund offers two classes of shares--Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A. Investment Valuation
Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and securities traded on a foreign exchange will be valued at the official bid price. Unlisted equity and debt securities for which market quotations are available are valued at the mean between the most recent bid and asked prices. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker/dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Trustees of the Trust.

B. Securities Transactions and Investment Income
Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date. Dividends for which the Funds have the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. This amount is also used as an estimate of the fair value of the stock received. Interest income is determined on the basis of interest accrued, premium amortized and discount earned with the exception of the Balanced Fund which does not amortize premiums on U.S. Government and Corporate bonds. In addition, it is the Funds' policy to accrue for estimated capital gains taxes on foreign securities held by the Funds subject to such taxes.

C. Mortgage Dollar Rolls
The Balanced Fund may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

D. Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.
  Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

E. Forward Foreign Currency Exchange Contracts
Certain of the Funds are authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Balanced, International Equity and Asia Growth Funds may enter into such contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the funds' financial statements. The Funds record realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

F. Short Securities Positions
The Funds (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked to market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the fund's records and any difference between this market value and cash received is reported as unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

G. Federal Taxes
It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of their investment company taxable income and capital gains to their shareholders. Accordingly, no federal tax provisions are required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depending on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.
  Asia Growth Fund had approximately $184,000, $5,487,000 and $9,825,000 at January 31, 1997 of capital loss carryforward expiring in 2002, 2003 and 2004 for federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

H. Deferred Organization Expenses
Organization-related costs are being amortized on a straight-line basis over a period of five years.

Goldman Sachs Trust--Equity Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
July 31, 1997
(Unaudited)
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------

I. Expenses
Expenses incurred by the Funds which do not specifically relate to an individual Fund are allocated to the Funds based on each Fund's relative average net assets for the period.
  Class A and Class B shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares. Each class of Shares separately bears their respective class-specific transfer agency fees. Service shares separately bear a service fee.

J. Option Accounting Principles
When certain of the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the funds enter into a closing purchase transaction, the funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
  Upon the purchase of a call option or a protective put option by the Funds the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the funds will realize a loss in the amount of the cost of the option. If the funds enter into a closing sale transaction, the funds will realize a gain or loss, depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the funds purchase upon exercise will be increased by the premium originally paid.

K. Futures Contracts
The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices or currency exchange rates or to seek to increase total return. The CORE U.S. Equity and CORE Large Cap Growth Funds may enter into such transactions only with respect to the S&P 500 Index or a representative index, respectively. A Fund will engage in futures transactions only for bona fide hedging purposes as defined in regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities.
  Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Funds each day, dependent on the daily fluctuations in the value of the contract, and are recorded for financial reporting purposes as unrealized gains or losses. When entering into a closing transaction, the Funds will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods approved by the Board of Trustees of the Trust.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
  Certain risks may arise upon entering into futures contracts. The predominant risk is that the changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds' hedging strategies and may also result in a loss to the Funds.

3. AGREEMENTS
As of May 1, 1997, the Fund's Investment Advisory and Administration Agreements were combined into an Investment Management Agreement (the "Agreement") encompassing the same services and fee structure. Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser to the Balanced, CORE Large Cap Growth, Mid Cap Equity and Small Cap Equity Funds; Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, acts as investment adviser to the CORE U.S. Equity and Capital Growth Funds; and Goldman Sachs Asset Management International ("GSAM International") acts as investment adviser to the International Equity and Asia Growth Funds. Under the Agreements, GSAM, GSFM and GSAM International (the "Investment Advisors"), subject to the general supervision of the Trust's Board of Trustees, manage the Fund's portfolios. As compensation for the services rendered under the Agreements, the assumption of the expenses related thereto and administering the Funds' business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .65%,
 .75%, .75% and 1.00% of the average daily net assets of the Balanced, CORE Large Cap Growth, Mid Cap Equity and Small Cap Equity Funds, respectively. GSFM is entitled to a fee of .75% and 1.00% of the average daily net assets of the CORE U.S. Equity and Capital Growth Funds, respectively. GSAM International is entitled to a fee for the International Equity and Asia Growth Funds of 1.00% and 1.00% of the average daily net assets for those funds, respectively.
  Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Expenses" for the Balanced, CORE U.S. Equity, CORE Large Cap Growth, Mid Cap Equity, International Equity and Asia Growth Funds (excluding management, service, distribution and authorized dealer service fees and litigation and indemnification costs, taxes, interest, brokerage commissions and extraordinary expenses and with the exception of the Balanced and CORE Large Cap Growth Funds, transfer agent fees) until further notice to the extent such expenses exceed .10%, .06%, .05%, .06%, .20% and .24% of the average daily net assets of the funds, respectively.
  Goldman Sachs serves as the Distributor of shares of the Funds pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B contingent deferred sales charge imposed and has advised the Trust that it retained approximately $126,000, $318,000, $34,000, $420,000, $840,000, $212,000, $546,000 during the six months ended July 31, 1997 for the Balanced, CORE U.S. Equity, CORE Large Cap Growth, Capital Growth, International Equity, Small Cap Equity and Asia Growth Funds, respectively.
  The Trust, on behalf of each Fund, other than the Mid Cap Equity Fund, has adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25% and .75% of a Fund's average daily net assets attributable to Class A and Class B shares, respectively.
  The Trust, on behalf of each Fund, other than the Mid Cap Equity Fund, has adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Service Plan equal, on an annual basis, to .25% of its average daily net assets attributable to Class A and Class B shares. Goldman Sachs also serves as the Transfer Agent of the funds for a fee.

Goldman Sachs Trust--Equity Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
July 31, 1997
(Unaudited)
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
  For the six months ended July 31, 1997, the Manager and Distributor have voluntarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):

                            Waivers
                       ------------------            Reimburse-
                                  Class A Reimburse-    ment
        Fund           Management  12b-1     ment    Outstanding
----------------------------------------------------------------
Balanced                  $ --     $ 122     $168        $52
CORE U.S. Equity           356        51       55         10
CORE Large Cap Growth        9        14       74         48
Capital Growth              --     1,214       --         --
Mid Cap Equity              --        --       39          9
International Equity       344       120       --         --
Small Cap Equity            --       296       --         --
Asia Growth                190        51       28         17

  The Investment Manager and Distributor may discontinue or modify such waivers and limitations in the future at their discretion.
  At July 31, 1997, the amounts owed to affiliates were as follows (in thousands):

                                          Authorized
                                  Distri-   Dealer   Transfer
        Fund           Management  butor   Service    Agent   Total
--------------------------------------------------------------------
Balanced                  $ 69     $ 12      $ 71      $ 33   $  185
CORE U.S. Equity           259      139       260       122      780
CORE Large Cap Growth       15        1        15        12       43
Capital Growth             955       20       646       175    1,796
Mid Cap Equity             107       --        --        --      107
International Equity       617      420       427       182    1,646
Small Cap Equity           250       22       168       104      544
Asia Growth                198      143       156        99      596

4. PORTFOLIO SECURITIES TRANSACTIONS
Purchases and proceeds of sales or maturities of securities (excluding short-term investments, futures and options) for the six months ended July 31, 1997, were as follows:

                                      Sales or
Fund                    Purchases    Maturities
----                   ------------ ------------
Balanced               $129,509,183 $ 94,675,496
CORE U.S. Equity        167,742,702  121,365,630
CORE Large Cap Growth    32,152,475    4,475,138
Capital Growth          455,703,046  432,962,894
Mid Cap Equity           59,312,478   55,776,587
International Equity    237,116,150  148,697,747
Small Cap Equity        118,941,639  104,800,391
Asia Growth             134,170,651  151,973,563

  Included in the above amounts were purchases and proceeds of sales or maturities of governmental securities for the Balanced Fund in the amounts of $77,260,237 and $68,674,762, respectively.

  For the six months ended July 31, 1997, written put option transactions in the Small Cap Equity Fund were as follows:

                                            Number of Premium
Written Options                             Contracts Received
---------------                             --------- --------
Balance outstanding at beginning of period        0   $      0
Options written                               1,800    528,963
--------------------------------------------------------------
Balance outstanding, end of period            1,800   $528,963
--------------------------------------------------------------

Certain risks arise related to call and put options from the possible inability of counterparties to meet the terms of their contracts.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------

  At July 31, 1997, the International Equity Fund had the following outstanding forward foreign currency exchange contracts:

-----------------------------------------------------------------------------
                                         VALUE ON
          FOREIGN CURRENCY              SETTLEMENT                UNREALIZED
           SALE CONTRACTS                  DATE     CURRENT VALUE GAIN (LOSS)
-----------------------------------------------------------------------------
AUSTRALIAN DOLLAR
 expiring 9/18/97                      $ 22,928,352 $ 22,877,160  $   51,192
DEUTSCHE MARK expiring 8/21/97           23,195,818   21,660,471   1,535,347
   expiring 9/11/97                      15,822,424   15,344,454     477,970
FRENCH FRANC expiring 10/23/97           40,939,929   40,045,646     894,283
HONG KONG DOLLAR
 expiring 8/8/97                         18,484,541   18,491,623      (7,082)
 expiring 8/8/97                          5,803,189    5,802,003       1,186
JAPANESE YEN expiring 9/22/97            74,555,000   71,008,671   3,546,329
 expiring 10/22/97                        9,761,324    9,593,392     167,932
-----------------------------------------------------------------------------
Total Foreign Currency Sale Contracts  $211,490,577 $204,823,420  $6,667,157
-----------------------------------------------------------------------------

  The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At July 31, 1997, the International Equity Fund had sufficient cash and securities to cover any commitments under these contracts.
  The Balanced and International Equity Funds have recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $0 and $11,101 and $7,725,121 and $707,762, respectively, in the accompanying Statements of Assets and Liabilities. Included in these amounts for the International Equity Fund are $1,050,882 and $700,680 respectively, and a payable of $11,101 for the Balanced Fund related to forward contracts closed but not settled as of July 31, 1997.
  For the six months ended July 31, 1997, Goldman Sachs earned approximately $12,000, $162,000, $14,000, $14,000, and $71,000 of brokerage commissions from portfolio transactions executed on behalf of the Balanced, Capital Growth, Mid Cap Equity, Small Cap Equity and Asia Growth Funds.

5. REPURCHASE AGREEMENTS
During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds' custodian.

Goldman Sachs Trust--Equity Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
July 31, 1997
(Unaudited)
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------

6. JOINT REPURCHASE AGREEMENT ACCOUNT
The Funds, together with other registered investment companies having advisory agreements with GSAM or its affiliates, transfer uninvested cash balances into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury and agency obligations. At July 31, 1997, the Balanced, CORE U.S. Equity, CORE Large Cap Growth, Capital Growth, Mid Cap Equity and Small Cap Equity Funds had undivided interests in the repurchase agreements in the following joint account which equaled $16,200,000, $12,900,000, $800,000, $27,500,000, $5,600,000 and $49,800,000, respectively, in principal amount. At
July 31, 1997, the repurchase agreements held in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

---------------------------------------------------------------------------------------------------
 Principal               Interest                       Maturity                        Amortized
   Amount                  Rate                           Date                             Cost
---------------------------------------------------------------------------------------------------
Bear Stearns Securities, Inc., dated 07/31/97, repurchase price $100,016,250
 (FNMA: $48,113,651, 5.50%-7.50%, 02/01/01-06/01/10; FHLMC: $55,056,251,
 7.00%, 03/01/12)
$100,000,000               5.85%                        08/01/97                       $100,000,000
JP Morgan Securities, Inc., dated 07/31/97, repurchase price $80,013,000
 (FNMA: $81,948,067, 6.76%-6.99%, 07/09/07-07/16/07)
  80,000,000               5.85%                        08/01/97                         80,000,000
Lehman Government Securities, dated 07/31/97, repurchase price $28,004,480
 (U.S. Treasury Note: $28,554,949, 6.75%, 04/30/00)
  28,000,000               5.76%                        08/01/97                         28,000,000
Nomura Securities, Inc., dated 07/31/97, repurchase price $50,008,125 (GNMA:
 $51,000,001, 7.00%-7.50%, 01/01/00-10/15/26)
  50,000,000               5.85%                        08/01/97                         50,000,000
---------------------------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account                                               $258,000,000
---------------------------------------------------------------------------------------------------

7. LINE OF CREDIT FACILITY
The Funds participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Funds, except the CORE U.S. Equity Fund, participate in a $50,000,000 committed, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the six months ended July 31, 1997, the Funds did not have any borrowings under these facilities.

8. TRANSACTIONS WITH AFFILIATED COMPANIES
A Fund is considered to be invested in an affiliated company if that Fund owns greater than five percent of the outstanding voting securities of such company. Transactions during the six months ended July 31, 1997 which are considered to be affiliates of Small Cap Equity and which are still held as of period end are as follows (dollar amounts in thousands):

-------------------------------------------------------------------------------
                                Purchases  Sales    Realized   Dividend Market
Affiliate Name                   at Cost  Proceeds Gain/(Loss)  Income   Value
-------------------------------------------------------------------------------
Alpine Lace Brands, Inc.         $   --    $   --    $   --      $--    $ 3,044
APS Holding Corp.                   759        --        --       --      6,395
J. Baker, Inc.                       --       970      (802)      30      8,744
Brookstone, Inc.                     --        --        --       --      6,488
Congoleum Corp.                      --       336        96       --      2,198
International Post Ltd.              --        --        --       --      1,297
Loehmann's Inc.                   6,413        --        --       --      5,309
Mortons Restaurant Group, Inc.       --       764       392       --      7,602
Movado Group, Inc.                   --     5,361     2,948       35     13,284
Opinion Research Corp.               --        --        --       --      2,089
Pegasus Communications Corp.      1,153        --        --       --      4,905
Platinum Entertainment Corp.        265        --        --       --      2,158
Seibels Bruce Group                 890        --        --       --      1,076
-------------------------------------------------------------------------------

9. OTHER MATTERS
As of July 31, 1997, Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was the beneficial owner of approximately 13% and 96% of the outstanding shares of the CORE US Equity and Mid Cap Equity Funds, respectively.

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
10. SUMMARY OF SHARE TRANSACTIONS

Share activity for the six months ended July 31, 1997 is as follows:

                             Balanced Fund          CORE U.S. Equity      CORE Large Cap Growth     Capital Growth Fund
---------------------------------------------------------------------------------------------------------------------------
                          Shares      Dollars     Shares      Dollars      Shares      Dollars      Shares      Dollars
                         -------------------------------------------------------------------------------------------------
CLASS A SHARES
Shares sold              1,737,618  $33,943,369  2,647,977  $ 65,826,339  2,541,195  $26,311,995   4,685,824  $ 84,105,240
Reinvestment of
 dividends and
 distributions              59,887    1,173,108         --            --         --           --          --            --
Shares repurchased        (321,372)  (6,246,538)  (828,137)  (20,340,078)   (72,980)    (857,534) (3,525,798)  (61,466,440)
                         -------------------------------------------------------------------------------------------------
                         1,476,133   28,869,939  1,819,840    45,486,261  2,468,215   25,454,461   1,160,026    22,638,800
                         -------------------------------------------------------------------------------------------------
CLASS B SHARES
Shares sold                328,037    6,453,464    667,031    16,620,871    313,111    3,587,107     641,628    11,694,801
Reinvestment of
 dividends and
 distributions               2,626       51,738         --            --         --           --          --            --
Shares repurchased          (8,564)    (170,533)   (58,922)   (1,454,365)      (348)      (3,872)    (15,902)     (275,044)
                         -------------------------------------------------------------------------------------------------
                           322,099    6,334,669    608,109    15,166,506    312,763    3,583,235     625,726    11,419,757
                         -------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Shares sold                     --           --    648,136    15,939,242        155        1,550          --            --
Reinvestment of
 dividends and
 distributions                  --           --         --            --         --           --          --            --
Shares repurchased              --           --   (878,994)  (23,136,379)        --           --          --            --
                         -------------------------------------------------------------------------------------------------
                                --           --   (230,858)   (7,197,137)       155        1,550          --            --
                         -------------------------------------------------------------------------------------------------
SERVICE SHARES
Shares sold                     --           --     49,244     1,199,891        150        1,032          --            --
Reinvestment of
 dividends and
 distributions                  --           --         --            --         --           --          --            --
Shares repurchased              --           --     (8,810)     (208,272)        --           --          --            --
                         -------------------------------------------------------------------------------------------------
                                --           --     40,434       991,619        150        1,032          --            --
                         -------------------------------------------------------------------------------------------------
Net increase (decrease)
 in shares               1,798,232  $35,204,608  2,237,525  $ 54,447,249  2,781,283  $29,040,278   1,785,752  $ 34,058,557
                         =================================================================================================

Goldman Sachs Trust--Equity Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
July 31, 1997
(Unaudited)
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity for the six months ended July 31, 1997 is as follows:

                       Mid Cap Equity Fund   International Equity Fund   Small Cap Equity Fund       Asia Growth Fund
---------------------------------------------------------------------------------------------------------------------------
                       Shares     Dollars      Shares        Dollars      Shares      Dollars       Shares      Dollars
                       ---------------------------------------------------------------------------------------------------
CLASS A SHARES
Shares sold                 --           --    7,064,902  $ 150,626,998  2,575,972  $ 58,437,359   2,679,332  $ 43,080,940
Reinvestment of
 dividends and
 distributions              --           --           --             --         --            --          --            --
Shares repurchased          --           --   (3,917,168)   (83,252,386)  (900,448)  (19,664,773) (3,301,864)  (52,529,142)
                       ---------------------------------------------------------------------------------------------------
                            --           --    3,147,734     67,374,612  1,675,524    38,772,586    (622,532)   (9,448,202)
                       ---------------------------------------------------------------------------------------------------
CLASS B SHARES
Shares sold                 --           --    1,152,179     24,332,741    634,966    14,583,066     145,477     2,305,142
Reinvestment of
 dividends and
 distributions              --           --           --             --         --            --          --            --
Shares repurchased          --           --      (24,945)      (522,072)   (28,342)     (605,936)    (32,529)     (515,087)
                       ---------------------------------------------------------------------------------------------------
                            --           --    1,127,234     23,810,669    606,624    13,977,130     112,948     1,790,055
                       ---------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Shares sold            328,465  $ 6,947,969      732,981     14,842,655         --            --      64,282     1,000,096
Reinvestment of
 dividends and
 distributions              --           --           --             --         --            --          --            --
Shares repurchased     (95,076)  (1,840,296)  (1,796,083)   (35,721,797)        --            --    (194,120)   (3,015,851)
                       ---------------------------------------------------------------------------------------------------
                       233,389    5,107,673   (1,063,102)   (20,879,142)        --            --    (129,838)   (2,015,755)
                       ---------------------------------------------------------------------------------------------------
SERVICE SHARES
Shares sold                 87        2,000       57,954      1,242,813         --            --          --            --
Reinvestment of
 dividends and
 distributions              --           --           --             --         --            --          --            --
Shares repurchased          --           --       (3,508)       (74,211)        --            --          --            --
                       ---------------------------------------------------------------------------------------------------
                            87        2,000       54,446      1,168,602         --            --          --            --
                       ---------------------------------------------------------------------------------------------------
Net increase
 (decrease) in shares  233,476  $ 5,109,673    3,266,312  $  71,474,741  2,282,148  $ 52,749,716    (639,422) $ (9,673,902)
                       ===================================================================================================

--------------------------------------------------------------------------------
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity for the year ended January 31, 1997 is as follows:

                        Balanced Fund         Select Equity Fund        Mid-Cap Equity Fund        Capital Growth Fund
---------------------------------------------------------------------------------------------------------------------------
                     Shares      Dollars      Shares      Dollars       Shares      Dollars       Shares        Dollars
                    ------------------------------------------------------------------------------------------------------
CLASS A SHARES
Shares sold         1,529,469  $27,172,279   3,862,697  $ 81,642,386          --  $         --    4,677,047  $  73,029,007
Reinvestment of
 dividends and
 distributions        310,437    5,598,883     370,586     8,175,333          --            --    5,870,272     89,898,521
Shares repurchased   (446,535)  (7,533,272) (1,109,202)  (23,823,146)         --            --  (14,635,348)  (229,277,586)
                    ------------------------------------------------------------------------------------------------------
                    1,393,371   25,237,890   3,124,081    65,994,573          --            --   (4,088,029)   (66,350,058)
                    ------------------------------------------------------------------------------------------------------
CLASS B SHARES
Shares sold           109,171    2,001,768     733,802    15,946,016          --            --      188,331      2,979,890
Reinvestment of
 dividends and
 distributions          5,284       95,768      24,314       535,407          --            --       12,408        190,353
Shares repurchased     (1,795)     (32,396)    (13,894)     (310,118)         --            --       (7,499)      (122,231)
                    ------------------------------------------------------------------------------------------------------
                      112,660    2,065,140     744,222    16,171,305          --            --      193,240      3,048,012
                    ------------------------------------------------------------------------------------------------------
INSTITUTIONAL
 SHARES
Shares sold                --           --   3,151,881    66,277,175     227,071     3,933,239           --             --
Reinvestment of
 dividends and
 distributions             --           --     275,197     6,102,331     483,747     8,489,760           --             --
Shares repurchased         --           --    (363,536)   (7,991,198) (1,480,859)  (24,491,993)          --             --
                    ------------------------------------------------------------------------------------------------------
                           --           --   3,063,542    64,388,308    (770,041)  (12,068,994)          --             --
                    ------------------------------------------------------------------------------------------------------
SERVICE SHARES
Shares sold                --           --     154,590     3,344,141          --            --           --             --
Reinvestment of
 dividends and
 distributions             --           --       4,126        91,166          --            --           --             --
Shares repurchased         --           --      (1,252)      (28,032)         --            --           --             --
                    ------------------------------------------------------------------------------------------------------
                           --           --     157,464     3,407,275          --            --           --             --
                    ------------------------------------------------------------------------------------------------------
Net increase
 (decrease) in
 shares             1,506,031  $27,303,030   7,089,309  $149,961,461    (770,041) $(12,068,994)  (3,894,789) $ (63,302,046)
                    ======================================================================================================

Goldman Sachs Trust--Equity Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
July 31, 1997
(Unaudited)
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------
10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity for the year ended January 31, 1997 is as follows:

                          Small Cap Equity Fund    International Equity Fund      Asia Growth Fund
--------------------------------------------------------------------------------------------------------
                           Shares      Dollars       Shares        Dollars       Shares      Dollars
                         ------------------------------------------------------------------------------
CLASS A SHARES
Shares sold               2,508,268  $ 52,353,524   12,103,239  $ 230,847,197   7,588,351  $124,281,405
Reinvestment of
 dividends and
 distributions              475,255     9,732,097      241,377      4,749,851      11,669       184,607
Shares repurchased       (4,697,902)  (94,933,279)  (3,820,157)   (72,226,935) (3,945,614)  (63,723,269)
                         ------------------------------------------------------------------------------
                         (1,714,379)  (32,847,658)   8,524,459    163,370,113   3,654,406    60,742,743
                         ------------------------------------------------------------------------------
CLASS B SHARES
Shares sold                 173,849     3,765,689    1,000,064     19,327,085     210,879     3,433,876
Reinvestment of
 dividends and
 distributions                7,086       144,474        7,924        155,475         279         4,391
Shares repurchased           (4,391)      (91,616)     (10,181)      (198,263)     (4,771)      (76,391)
                         ------------------------------------------------------------------------------
                            176,544     3,818,547      997,807     19,284,297     206,387     3,361,876
                         ------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Shares sold                      --            --    3,657,119     70,627,799   1,041,822    16,733,545
Reinvestment of
 dividends and
 distributions                   --            --       28,973        572,219       2,040        32,281
Shares repurchased               --            --     (161,923)    (3,153,741)   (228,363)   (3,651,351)
                         ------------------------------------------------------------------------------
                                 --            --    3,524,169     68,046,277     815,499    13,114,475
                         ------------------------------------------------------------------------------
SERVICE SHARES
Shares sold                      --            --       34,686        673,880          --            --
Reinvestment of
 dividends and
 distributions                   --            --          200          3,947          --            --
Shares repurchased               --            --          (56)        (1,098)         --            --
                         ------------------------------------------------------------------------------
                                 --            --       34,830        676,729          --            --
                         ------------------------------------------------------------------------------
Net increase (decrease)
 in shares               (1,537,835) $(29,029,111)  13,081,265  $ 251,377,416   4,676,292  $ 77,219,094
                         ==============================================================================

Goldman Sachs Trust--Equity Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------

                                  Income from                 Distributions to
                           investment operations(h)             shareholders
                           ------------------------- ----------------------------------
                                       Net realized                 From
                                      and unrealized            net realized
                 Net asset               gain on        From      gain on    In excess               Net asset
                  value,      Net      investments,     net      investment    of net   Net increase  value,
                 beginning investment  options and   investment and futures  investment    in net     end of     Total
                 of period   income      futures       income   transactions   income   asset value   period   return(a)
--------------------------------------------------------------------------------------------------------------------------
                                                           BALANCED FUND
--------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JULY 31,
1997--Class A
Shares
(unaudited).....  $18.78     $0.29        $2.58        $(0.27)     $  --       $  --       $2.60      $21.38     15.42%(c)
1997--Class B
Shares
(unaudited).....   18.73      0.27         2.52         (0.22)        --          --        2.57       21.30     15.01(c)
FOR THE YEAR ENDED JANUARY 31,
1997--Class A
Shares..........   17.31      0.66         2.47         (0.66)      (1.00)        --        1.47       18.78     18.59
1997--Class B
Shares(b).......   17.46      0.42         2.34         (0.42)      (1.00)      (0.07)      1.27       18.73     16.22(c)
1996--Class A
Shares..........   14.22      0.51         3.43         (0.50)      (0.35)        --        3.09       17.31     28.10
FOR THE PERIOD ENDED JANUARY 31,
1995--Class A
Shares(d).......   14.18      0.10         0.02         (0.08)        --          --        0.04       14.22      0.87(c)
                                                                                   Ratios assuming no
                                                                                voluntary waiver of fees
                                                                                 or expense limitations
                                                                                --------------------------
                                               Net     Ratio of    Ratio of net              Ratio of net
                                            assets at     net       investment   Ratio of     investment
                 Portfolio        Average    end of   expenses to   income to   expenses to  income (loss)
                 turnover        commission  period   average net  average net    average     to average
                   rate           rate(g)   (in 000s)   assets        assets    net assets    net assets
                 -------------------------------------------------------------------------------------------------
                                                           BALANCED FUND
                 -------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JULY 31,
1997--Class A
Shares
(unaudited).....   95.62%(c)(f)   $0.0595   $124,260     1.00%(e)      3.15%(e)    1.59%(e)       2.56%(e)
1997--Class B
Shares
(unaudited).....   95.62(c)(f)     0.0595      9,261     1.75(e)       2.37(e)     2.09(e)        2.03(e)
FOR THE YEAR ENDED JANUARY 31,
1997--Class A
1997--Class A
Shares..........  208.11(f)         .0587     81,410     1.00          3.76        1.77           2.99
1997--Class B
Shares(b).......  208.11(f)         .0587      2,110     1.75(e)       2.59(e)     2.27(e)        2.07(e)
1996--Class A
Shares..........  197.10(f)           --      50,928     1.00          3.65        1.90           2.75
FOR THE PERIOD ENDED JANUARY 31,
1995--Class A
Shares(d).......   14.71(c)           --       7,510     1.00(e)       3.39(e)     8.29(e)       (3.90)(e)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) For the period from May 1, 1996 (commencement of operations) to January 31, 1997.
(c) Not annualized.
(d) For the period from October 12, 1994 (commencement of operations) to January 31, 1995.
(e) Annualized.
(f) Includes the effect of mortgage dollar roll transactions.
(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(h) Includes the balancing effect of calculating per share amounts.

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Equity Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------

                              Income (loss) from              Distributions to
                           investment operations(h)             shareholders
                           ------------------------- ----------------------------------
                                                                    From
                                       Net realized             net realized
                                      and unrealized              gain on
                 Net asset            gain (loss) on    From    investments, In excess  Net increase Net asset
                  value,      Net      investments,     net       options      of net    (decrease)   value,
                 beginning investment  options and   investment and futures  investment    in net     end of     Total
                 of period   income      futures       income   transactions   income   asset value   period   return(a)
--------------------------------------------------------------------------------------------------------------------------
                                                       CORE U.S. EQUITY FUND
--------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JULY 31,
1997--Class A
Shares
(unaudited).....  $23.32     $0.08        $ 5.07       $  --       $  --       $  --       $ 5.15     $28.47     22.08%(b)
1997--Class B
Shares
(unaudited).....   23.18      0.09          4.96          --          --          --         5.05      28.23     21.74(b)
1997--
Institutional
Shares
(unaudited).....   23.44      0.18          5.09          --          --          --         5.27      28.71     22.48(b)
1997--Service
Shares
(unaudited).....   23.27      0.12          5.04          --          --          --         5.16      28.43     22.17(b)
FOR THE YEAR ENDED JANUARY 31,
1997--Class A
Shares..........   19.66      0.16          4.46        (0.16)      (0.80)        --         3.66      23.32     23.75
1997--Class B
Shares(f).......   20.44      0.04          3.70        (0.04)      (0.80)      (0.16)       2.74      23.18     18.59(b)
1997--
Institutional
Shares..........   19.71      0.30          4.51        (0.28)      (0.80)        --         3.73      23.44     24.63
1997--Service
Shares(f).......   21.02      0.13          3.15        (0.13)      (0.80)      (0.10)       2.25      23.27     15.92(b)
1996--Class A
Shares..........   14.61      0.19          5.43        (0.16)      (0.41)        --         5.05      19.66     38.63
1996--
Institutional
Shares(d).......   16.97      0.16          3.23        (0.24)      (0.41)        --         2.74      19.71     20.14(b)
1995--Class A
Shares..........   15.93      0.20         (0.38)       (0.20)      (0.94)        --        (1.32)     14.61     (1.10)
1994--Class A
Shares..........   15.46      0.17          2.08        (0.17)      (1.61)        --         0.47      15.93     15.12
1993--Class A
Shares..........   15.05      0.22          0.41        (0.22)        --          --         0.41      15.46      4.30
FOR THE PERIOD ENDED JANUARY 31,
1992--Class A
Shares(e).......   14.17      0.11          0.88        (0.11)        --          --         0.88      15.05      7.01(b)
                                                                                Ratios assuming no
                                                                             voluntary waiver of fees
                                                                              or expense limitations
                                                                             --------------------------
                                            Net     Ratio of    Ratio of net              Ratio of net
                                         assets at     net       investment   Ratio of     investment
                 Portfolio     Average    end of   expenses to   income to   expenses in    income
                 turnover     commission  period   average net  average net    average     to average
                   rate        rate(g)   (in 000s)   assets        assets    net assets    net assets
                 --------------------------------------------------------------------------------------
                                                       CORE U.S. EQUITY FUND
                 --------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JULY 31,
1997--Class A
Shares
(unaudited).....   27.62%(b)   $0.0406   $327,636     1.28%(c)      0.72%(c)    1.50%(c)      0.50%(c)
1997--Class B
Shares
(unaudited).....   27.62(b)     0.0406     38,170     1.82(c)       0.14(c)     2.00(c)      (0.04)(c)
1997--
Institutional
Shares
(unaudited).....   27.62(b)     0.0406    175,744     0.65(c)       1.37(c)     0.83(c)       1.19(c)
1997--Service
Shares
(unaudited).....   27.62(b)     0.0406      5,626     1.15(c)       0.84(c)     1.33(c)       0.66(c)
FOR THE YEAR ENDED JANUARY 31,
1997--Class A
Shares..........   37.28       $ .0417    225,968     1.29          0.91        1.53          0.67
1997--Class B
Shares(f).......   37.28         .0417     17,258     1.83(c)       0.06(c)     2.00(c)      (0.11)(c)
1997--
Institutional
Shares..........   37.28         .0417    148,942     0.65          1.52        0.85          1.32
1997--Service
Shares(f).......   37.28         .0417      3,666     1.15(c)       0.69(c)     1.35(c)       0.49(c)
1996--Class A
Shares..........   39.35           --     129,045     1.25          1.01        1.55          0.71
1996--
Institutional
Shares(d).......   39.35(b)        --      64,829     0.65(c)       1.49(c)     0.96(c)       1.18(c)
1995--Class A
Shares..........   56.18           --      94,968     1.38          1.33        1.63          1.08
1994--Class A
Shares..........   87.73           --      92,769     1.42          0.92        1.67          0.67
1993--Class A
Shares..........  144.93           --     117,757     1.28          1.30        1.53          1.05
FOR THE PERIOD ENDED JANUARY 31,
1992--Class A
Shares(e).......  135.02(c)        --     151,142     1.57(c)       1.24(c)     1.82(c)       0.99(c)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Not annualized.
(c) Annualized.
(d) For the period from June 15, 1995 (commencement of operations) to January 31, 1996.
(e) For the period from May 24, 1991 (commencement of operations) to January 31, 1992.
(f) For the period from May 1 and June 7, 1996 (commencement of operations) to January 31, 1997 for Class B and Service shares, respectively.
(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(h) Includes the balancing effect of calculating per share amounts.

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Equity Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------

                                  Income from                 Distributions to
                           investment operations(e)             shareholders
                           ------------------------- ----------------------------------
                                       Net realized                 From
                                      and unrealized            net realized
                 Net asset               gain on        From      gain on    In excess               Net asset
                  value,      Net      investments,     net      investment    of net   Net increase  value,
                 beginning investment  options and   investment and futures  investment    in net     end of     Total
                 of period   income      futures       income   transactions   income   asset value   period   return(a)
--------------------------------------------------------------------------------------------------------------------------
                                                    CORE LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JULY 31,(C)
1997--Class A
Shares
(unaudited).....  $10.00     $0.01        $1.94         --          --          --         $1.95      $11.95     19.50%(f)
1997--Class B
Shares
(unaudited).....   10.00       --          1.94         --          --          --          1.94       11.94     19.40(f)
1997--
Institutional
Shares
(unaudited).....   10.00      0.03         1.92         --          --          --          1.95       11.95     19.50(f)
1997--Service
Shares
(unaudited).....   10.00      0.02         1.92         --          --          --          1.94       11.94     19.40(f)
                                                                                Ratios assuming no
                                                                             voluntary waiver of fees
                                                                              or expense limitations
                                                                             ---------------------------
                                           Net     Ratio of    Ratio of net               Ratio of net
                                        assets at     net       investment    Ratio of     investment
                 Portfolio    Average    end of   expenses to   income to    expenses to  income (loss)
                 turnover    commission  period   average net  average net     average     to average
                   rate       rate(b)   (in 000s)   assets        assets     net assets    net assets
                 -----------------------------------------------------------------------------------------------
                                                    CORE LARGE CAP GROWTH FUND
                 -----------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JULY 31,(C)
1997--Class A
Shares
(unaudited).....   18.14%(f)  $0.0292    $29,491     0.90%(d)      0.45%(d)     2.96%(d)      (1.61)%(d)
1997--Class B
Shares
(unaudited).....   18.14(f)    0.0292      3,734     1.65(d)      (0.35)(d)     3.46(d)       (1.90)(d)
1997--
Institutional
Shares
(unaudited).....   18.14(f)    0.0292          2     0.65(d)       0.94 (d)     2.46(d)       (0.87)(d)
1997--Service
Shares
(unaudited).....   18.14(f)    0.0292          2     1.15(d)       0.30 (d)     2.96(d)       (1.51)(d)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(c) For the period from May 1, 1997 (commencement of operations) to July 31,
    1997.
(d) Annualized.
(e) Includes the balancing effect of calculating per share amounts.
(f) Not annualized.

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Equity Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------

                              Income (loss) from                Distributions to
                           investment operations(g)               shareholders
                           --------------------------- ----------------------------------
                                         Net realized                 From
                                        and unrealized            net realized
                 Net asset              gain (loss) on    From      gain on    In excess  Net increase Net asset
                  value,      Net        investments,     net     investments,   of net    (decrease)   value,
                 beginning investment    options and   investment options and  investment    in net     end of     Total
                 of period   income        futures       income     futures      income   asset value   period   return(a)
----------------------------------------------------------------------------------------------------------------------------
                                                        CAPITAL GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JULY 31,
1997--Class A
Shares
(unaudited).....  $16.73     $0.02(h)       $ 3.87(h)    $  --       $  --       $  --       $ 3.89     $20.62     23.25%(d)
1997--Class B
Shares
(unaudited).....   16.67     (0.06)(h)        3.85(h)       --          --          --         3.79      20.46     22.74(d)
FOR THE YEAR ENDED JANUARY 31,
1997--Class A
Shares..........   14.91      0.10            3.56        (0.10)      (1.72)      (0.02)       1.82      16.73     25.97
1997--Class B
Shares(b).......   15.67      0.01            2.81        (0.01)      (1.72)      (0.09)       1.00      16.67     19.39(d)
1996--Class A
Shares..........   13.67      0.12            3.93        (0.12)      (2.69)        --         1.24      14.91     30.45
1995--Class A
Shares..........   15.96      0.03           (0.69)       (0.01)      (1.62)        --        (2.29)     13.67     (4.38)
1994--Class A
Shares..........   14.64      0.02            2.40        (0.01)      (1.07)      (0.02)       1.32      15.96     16.89
1993--Class A
Shares..........   13.65      0.06            2.28        (0.07)      (1.28)        --         0.99      14.64     18.01
1992--Class A
Shares..........   11.10      0.28            2.90        (0.31)      (0.32)        --         2.55      13.65     29.31
FOR THE PERIOD ENDED JANUARY 31,
1991--Class A
Shares(c).......   11.34      0.34           (0.27)       (0.31)        --          --        (0.24)     11.10      0.84(d)
                                                                                    Ratios assuming no
                                                                                 voluntary waiver of fees
                                                                                 ---------------------------
                                           Net      Ratio of      Ratio of net                Ratio of net
                                        assets at      net         investment     Ratio of     investment
                 Portfolio    Average     end of   expenses to  income (loss) to expenses to  income (loss)
                 turnover    commission   period   average net      average        average     to average
                   rate       rate(f)   (in 000s)    assets        net assets    net assets    net assets
                 ---------------------------------------------------------------------------------------------------
                                                        CAPITAL GROWTH FUND
                 ---------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JULY 31,
1997--Class A
Shares
(unaudited).....   44.92%(d)  $0.0620   $1,158,360    1.38%(e)        0.19%(e)      1.63%(e)      (0.06)%(e)
1997--Class B
Shares
(unaudited).....   44.92(d)    0.0620       16,759    2.13(e)        (0.66)(e)      2.13(e)       (0.66)(e)
FOR THE YEAR ENDED JANUARY 31,
1997--Class A
Shares..........   52.92        .0563      920,646    1.40            0.62          1.65           0.37
1997--Class B
Shares(b).......   52.92        .0563        3,221    2.15(e)        (0.39)(e)      2.15(e)       (0.39)(e)
1996--Class A
Shares..........   63.90          --       881,056    1.36            0.65          1.61           0.40
1995--Class A
Shares..........   38.36          --       862,105    1.38            0.16          1.63          (0.09)
1994--Class A
Shares..........   36.12          --       833,682    1.38            0.13          1.63          (0.12)
1993--Class A
Shares..........   58.93          --       665,976    1.41            0.42          1.66           0.17
1992--Class A
Shares..........   48.93          --       500,307    1.53            2.09          1.78           1.84
FOR THE PERIOD ENDED JANUARY 31,
1991--Class A
Shares(c).......   35.63(d)       --       437,533    1.27(d)         3.24(d)       1.47(d)        3.04(d)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) For the period from May 1, 1996 (commencement of operations) to January 31, 1997.
(c) For the period from April 20, 1990 (commencement of operations) to January 31, 1991.
(d) Not annualized.
(e) Annualized.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(g) Includes the balancing effect of calculating per share amounts.
(h) Calculated based on average shares outstanding methodology.

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Equity Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------

                                   Income from                 Distributions to
                            investment operations(h)             shareholders
                            ------------------------- ----------------------------------
                                        Net realized                            From
                                       and unrealized                       net realized
                  Net asset               gain on        From    In excess    gain on                 Net asset
                   value,      Net      investments,     net       of net    investment  Net increase  value,
                  beginning investment  options and   investment investment and futures     in net     end of     Total
                  of period   income      futures       income     income   transactions asset value   period   return(b)
-----------------------------------------------------------------------------------------------------------------------------
                                                        MID CAP EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JULY 31,
-----------
1997--
Institutional
Shares
(unaudited).....   $18.73     $0.08        $4.86        $  --      $  --       $  --        $4.94      $23.67     26.37%(f)
1997--Service
Shares(a)
(unaudited).....    23.01       --          0.66           --         --          --         0.66       23.67      2.87(f)
FOR THE YEAR ENDED JANUARY 31,
------------
1997--
Institutional
Shares..........    15.91      0.24         3.77         (0.24)     (0.02)      (0.93)       2.82       18.73     25.63
FOR THE PERIOD ENDED JANUARY 31,
------------
1996--Individual
Shares(d).......    15.00      0.13         0.90         (0.12)       --          --         0.91       15.91      6.89(d)(f)
-----------
                                                                                    Ratios assuming no
                                                                                 voluntary waiver of fees
                                                                                  or expense limitations
                                                                                 --------------------------
                                            Net     Ratio of      Ratio of net                Ratio of net
                                         assets at     net         investment     Ratio of     investment
                  Portfolio    Average    end of   expenses to  income (loss) to expenses to  income (loss)
                  turnover    commission  period   average net    average net      average     to average
                    rate       rate(c)   (in 000s)   assets          assets      net assets    net assets
                  -------------------------------------------------------------------------------------------------
                                                        MID CAP EQUITY FUND
                  -------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JULY 31,
1997--
Institutional
Shares
(unaudited).....    35.77%(f)  $0.0540   $189,092     0.85%(e)        0.77%(e)      0.90%(e)       0.72%(e)
1997--Service
Shares(a)
(unaudited).....    35.77(f)    0.0540          2     1.35(e)        (0.06)(e)      1.40(e)       (0.11)(e)
FOR THE YEAR ENDED JANUARY 31,
------------
1997--
Institutional
Shares..........    74.03       0.0547    145,253     0.85            1.35          0.91           1.29
FOR THE PERIOD ENDED JANUARY 31,
------------
1996--Individual
Shares(d).......    58.77(f)       --     135,671     0.85(e)         1.67(e)       0.98(e)        1.54(e)

----
(a) For the period from July 18, 1997 (commencement of operations) to July 31, 1997.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(d) For the period from August 1, 1995 (commencement of operations) to January 31, 1996.
(e)  Annualized.
(f) Not annualized.
(g) For the period from October 12, 1994 (commencement of operations) to January 31, 1995.
(h)  Includes the balancing effect of calculating per share amounts.

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Equity Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------


                                          Income (loss) from
                                       investment operations(g)
                           -------------------------------------------------
                                                               Net realized
                                                              and unrealized
                                             Net realized      gain (loss)
                 Net asset                  and unrealized      on foreign
                  value,        Net         gain (loss) on       currency
                 beginning  investment   investments, options    related
                 of period income (loss)     and futures       transactions
            ---------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                    INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JULY 31,
-------------
1997--Class A
Shares
(unaudited).....  $19.32       $0.03(h)          $4.20(h)         $(0.24)
1997--Class B
Shares
(unaudited).....   19.24       (0.02)(h)          4.17(h)          (0.24)
1997--
Institutional
Shares
(unaudited).....   19.40        0.08(h)           4.26(h)          (0.24)
1997--Service
Shares
(unaudited).....   19.34        0.04(h)           4.24(h)          (0.24)
FOR THE YEAR ENDED JANUARY 31,
-------------
1997--Class A
Shares..........   17.20        0.10              3.51             (1.28)
1997--Class B
Shares(e).......   18.91       (0.06)             0.94             (0.34)
1997--
Institutional
Shares(e).......   17.45        0.04              3.39             (1.24)
1997--Service
Shares(e).......   17.70       (0.02)             2.95             (1.08)
1996--Class A
Shares..........   14.52        0.13              2.58              1.42
1995--Class A
Shares..........   18.10        0.06             (3.04)            (0.01)
1994--Class A
Shares..........   14.35        0.05              4.08             (0.38)
FOR THE PERIOD ENDED JANUARY 31,
------------
1993--Class A
Shares(b).......   14.18       (0.01)             0.29             (0.11)

                    Distributions to
                      shareholders
                 -----------------------
                                From
                            net realized
                              gain on        Net
                    From    investment,    increase   Net asset
                    net      option and   (decrease)   value,
                 investment   futures    in net asset  end of     Total
                   income   transactions    value      period   return(a)
            -----------------------------------------------------------------

                                 INTERNATIONAL EQUITY FUND
            -----------------------------------------------------------------
FOR THE SIX MONTHS ENDED JULY 31,
------------
1997--Class A
Shares
(unaudited).....   $  --       $  --        $ 4.02     $23.34     20.81%(c)
1997--Class B
Shares
(unaudited).....      --          --          3.94      23.18     20.48(c)
1997--
Institutional
Shares
(unaudited).....      --          --          4.11      23.51     21.19(c)
1997--Service
Shares
(unaudited).....      --          --          4.04      23.38     20.89(c)
FOR THE YEAR ENDED JANUARY 31,
------------
1997--Class A
Shares..........      --        (0.21)        2.12      19.32     13.48
1997--Class B
Shares(e).......      --        (0.21)        0.33      19.24      2.83(c)
1997--
Institutional
Shares(e).......    (0.03)      (0.21)        1.95      19.40     12.53(c)
1997--Service
Shares(e).......      --        (0.21)        1.64      19.34     10.42(c)
1996--Class A
Shares..........    (0.58)      (0.87)        2.68      17.20     28.68
1995--Class A
Shares..........      --        (0.59)       (3.58)     14.52    (16.65)
1994--Class A
Shares..........      --          --          3.75      18.10     26.13
FOR THE PERIOD ENDED JANUARY 31,
------------
1993--Class A
Shares(b).......      --          --          0.17      14.35      1.23(c)

                                                                                  Ratio of net
                                        Portfolio   Average      Net assets       expenses to
                                        turnover   commission    at end of        average net
                                          rate      rate (f)   period (in 000's)    assets
            ---------------------------------------------------------------------------------------------------------------
                                                     INTERNATIONAL EQUITY FUND
            ---------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JULY 31,
-------------
1997--Class A
Shares
(unaudited).....                        22.30%(c)  $0.0230       $721,502          1.69%(d)
1997--Class B
Shares
(unaudited).....                        22.30(c)    0.0230         49,263          2.23(d)
1997--
Institutional
Shares
(unaudited).....                        22.30(c)    0.0230         57,860          1.10(d)
1997--Service
Shares
(unaudited).....                        22.30(c)    0.0230          2,087          1.60(d)
-------------
FOR THE YEAR ENDED JANUARY 31,
-------------
1997--Class A
Shares..........                        38.01        .0318        536,283          1.69
1997--Class B
Shares(e).......                        38.01        .0318         19,198          2.23(d)
1997--
Institutional
Shares(e).......                        38.01        .0318         68,374          1.10(d)
1997--Service
Shares(e).......                        38.01        .0318            674          1.60(d)
1996--Class A
Shares..........                        68.48          --         330,860          1.52
1995--Class A
Shares..........                        84.54          --         275,086          1.73
1994--Class A
Shares..........                        60.04          --         269,091          1.76
------------
FOR THE PERIOD ENDED JANUARY 31,
------------
1993--Class A
Shares(b).......                         0.00          --          66,063          1.80(d)
                                Ratios assuming no
                             voluntary waiver of fees
                              or expense limitations
                             --------------------------

               Ratio of net
                investment                  Ratio of
                  income      Ratio of   net investment
                (loss) to     expenses   income (loss)
               average net   to average    to average
                  assets     net assets    net assets
-----------------------------------------------------------------------------------------------------------------------------------
                                                    INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JULY 31,
-------------
1997--Class A
Shares
(unaudited).....   0.30%(d)     1.83%(d)      0.16%(d)
1997--Class B
Shares
(unaudited).....   0.22)(d)     2.33(d)      (0.32)(d)
1997--
Institutional
Shares
(unaudited).....   0.78(d)      1.20(d)       0.68(d)
1997--Service
Shares
(unaudited).....   0.35(d)      1.70(d)       0.25(d)
FOR THE YEAR ENDED JANUARY 31,
------------
1997--Class A
Shares..........    (0.07)        1.88         (0.26)
1997--Class B
Shares(e).......    (0.97)(d)     2.38(d)      (1.12)(d)
1997--
Institutional
Shares(e).......     0.43(d)      1.25(d)       0.28(d)
1997--Service
Shares(e).......    (0.40)(d)     1.75(d)      (0.55)(d)
1996--Class A
Shares..........     0.26         1.77          0.01
1995--Class A
Shares..........     0.40         1.98          0.15
1994--Class A
Shares..........     0.51         2.01          0.26
FOR THE PERIOD ENDED JANUARY 31,
------------
1993--Class A
Shares(b).......   (0.42)(d)     2.58(d)      (1.20)(d)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) For the period from December 1, 1992 (commencement of operations) to January 31, 1993.
(c) Not annualized.
(d) Annualized.
(e) For the period from February 7, March 6 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional, Service and Class B shares, respectively.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(g) Includes the balancing effect of calculating per share amounts.
(h) Calculated based on average shares outstanding methodology.

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Equity Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------

                                 Income (loss) from                     Distributions to
                              investment operations(g)                    shareholders
                           ---------------------------------- ------------------------------------
                                                                             From      In excess
                                                                         net realized of realized
                                             Net realized                  gain on      gain on
                 Net asset    Net           and unrealized       From    investment,  investment,
                  value,   investment       gain (loss) on       net      option and   option and
                 beginning   income      investments, options investment   futures      futures
                 of period   (loss)          and futures        income   transactions transactions
-----------------------------------------------------------------------------------------------------------------------------------
                                                       SMALL CAP EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JULY 31,
-------------
1997--Class A
Shares
(unaudited).....  $20.91    $(.0.05)(h)         $ 3.77(h)       $  --       $  --        $  --
1997--Class B
Shares
(unaudited).....   20.80      (0.12)(h)           3.74(h)          --          --           --
FOR THE YEAR ENDED JANUARY 31,
------------
1997--Class A
Shares..........   17.29      (0.21)              4.92             --        (1.09)         --
1997--Class B
Shares(b).......   20.79      (0.11)              1.21             --        (1.09)         --
1996--Class A
Shares..........   16.14      (0.23)              1.39             --        (0.01)         --
1995--Class A
Shares..........   20.67      (0.07)             (3.53)            --        (0.69)       (0.24)
1994--Class A
Shares..........   16.68      (0.04)              5.03             --        (1.00)         --
FOR THE PERIOD ENDED JANUARY 31,
------------
1993--Class A
Shares(c).......   14.18       0.03               2.50           (0.03)        --           --

                 Net increase Net asset                                                   Ratio of net
                  (decrease)   value,                Portfolio    Average   Net assets at expenses to
                    in net     end of     Total      turnover    commission end of period average net
                 asset value   period   return(a)      rate       rate(g)    (in 000's)      assets
                 -------------------------------------------------------------------------------------
                                                       SMALL CAP EQUITY FUND
------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JULY 31,
-------------
1997--Class A
Shares
(unaudited).....    $ 3.72     $24.63     17.65%(d)    46.02%(d)  $0.0506     $290,615        1.56%(e)
1997--Class B
Shares
(unaudited).....      3.62      24.42     17.26(d)     46.02(d)    0.0506       19,125        2.31(e)
FOR THE YEAR ENDED JANUARY 31,
------------
1997--Class A
Shares..........      3.62      20.91     27.28        99.46        .0461      212,061        1.60
1997--Class B
Shares(b).......      0.01      20.80      5.39(d)     99.46        .0461        3,674        2.35(e)
1996--Class A
Shares..........      1.15      17.29      7.20        57.58          --       204,994        1.41
1995--Class A
Shares..........     (4.53)     16.14    (17.53)       43.67          --       319,487        1.53
1994--Class A
Shares..........      3.99      20.67     30.13        56.81          --       261,074        1.60
FOR THE PERIOD ENDED JANUARY 31,
------------
Shares(c).......      2.50      16.68     17.86(d)      7.12(e)       --        59,339        1.65(e)

                                      Ratios assuming no
                                   voluntary waiver of fees
                                    or expense limitations
                                   ---------------------------
                    Ratio of net                Ratio of net
                     investment     Ratio of     investment
                  income (loss) to expenses to      loss
                    average net      average     to average
                       assets      net assets    net assets
-----------------------------------------------------------------------------------------------------------------------------------
                                                       SMALL CAP EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JULY 31,
-------------
1997--Class A
Shares
(unaudited).....     (0.49)%(e)    1.81%(e)      (0.74)%(e)
1997--Class B
Shares
(unaudited).....    (1.06)(e)      2.31(e)      (1.06)(e)
FOR THE YEAR ENDED JANUARY 31,
------------
1997--Class A
Shares..........     (0.72)        1.85          (0.97)
1997--Class B
Shares(b).......     (1.63)(e)     2.35(e)       (1.63)(e)
1996--Class A
Shares..........     (0.59)        1.66          (0.84)
1995--Class A
Shares..........     (0.53)        1.78          (0.78)
1994--Class A
Shares..........     (0.45)        1.85          (0.70)
FOR THE PERIOD ENDED JANUARY 31,
------------
1993--Class A
Shares(c).......      0.62(e)      2.70(e)       (0.43)(e)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) For the period from May 1, 1996 (commencement of operations) to January 31, 1997.
(c) For the period from October 22, 1992 (commencement of operations) to January 31, 1993.
(d) Not annualized.
(e) Annualized.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(g) Includes the balancing effect of calculating per share amounts.
(h) Calculated based on average shares outstanding methodology.

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust--Equity Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------

                                       Income (loss) from                 Distributions to
                                    investment operations(g)                shareholders
                           -------------------------------------------- ---------------------
                                                         Net realized
                 Net asset    Net        Net realized   and unrealized     From    In excess  Net increase Net asset
                  value,   investment   and unrealized gain on foreign     net       of net    (decrease)   value,
                 beginning   income     gain (loss) on currency related investment investment    in net     end of     Total
                 of period   (loss)      investments     transactions     income     income   asset value   period   return(a)
--------------------------------------------------------------------------------------------------------------------------------
                                                         ASIA GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JULY 31,
1997--Class A
Shares
(unaudited).....  $16.31     $ 0.03(h)      $ 0.86(h)       $(0.68)       $  --      $  --       $ 0.21     $16.52      1.29%(c)
1997--Class B
Shares
(unaudited).....   16.24      (0.02)(h)       0.71(h)        (0.56)          --         --         0.16      16.40      0.99(c)
1997--
Institutional
Shares
(unaudited).....   16.33       0.07(h)        0.90(h)        (0.71)          --         --         0.26      16.59      1.59(c)
FOR THE YEAR ENDED JANUARY 31,
1997--Class A
Shares..........   16.49       0.06          (0.11)          (0.12)        (0.01)       --        (0.18)     16.31     (1.01)
1997--Class B
Shares(e).......   17.31      (0.05)         (0.48)          (0.51)          --       (0.03)      (1.07)     16.24     (6.02)(c)
1997--
Institutional
Shares(e).......   16.61       0.04          (0.11)          (0.11)        (0.04)     (0.06)      (0.28)     16.33     (1.09)(c)
1996--Class A
Shares..........   13.31       0.17           3.44           (0.12)        (0.17)     (0.14)       3.18      16.49     26.49
FOR THE PERIOD ENDED JANUARY 31,
1995--Class A
Shares(b).......   14.18       0.11          (0.89)           0.01         (0.10)       --        (0.87)     13.31     (5.46)(c)

                                                                                     Ratios assuming no
                                                                                  voluntary waiver of fees
                                                                                   or expense limitations
                                                                                  -------------------------
                                                                    Ratio of net              Ratio of net
                                                      Ratio of net   investment    Ratio of    investment
                 Portfolio    Average   Net assets at expenses to  income (loss)   expenses   income (loss)
                 turnover    commission end of period average net  to average net to average   to average
                   rate       rate(f)      (000's)       assets        assets     net assets   net assets
                 ------------------------------------------------------------------------------------------
                                                         ASIA GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JULY 31,
------------
1997--Class A
Shares
(unaudited).....   51.72%(c)  $0.0068     $256,078        1.72%(d)      0.37%(d)     1.92%(d)      0.17%(d)
1997--Class B
Shares
(unaudited).....   51.72(c)    0.0068        5,237        2.27(d)      (0.21)(d)     2.43(d)      (0.37)(d)
1997--
Institutional
Shares
(unaudited).....   51.72(c)    0.0068       11,372        1.10(d)       0.91(d)      1.26(d)       0.75(d)
FOR THE YEAR ENDED JANUARY 31,
------------
1997--Class A
Shares..........   48.40        .0151      263,014        1.67          0.20         1.87          0.00
1997--Class B
Shares(e).......   48.40        .0151        3,354        2.21(c)      (0.56)(d)     2.37(d)      (0.72)(d)
1997--
Institutional
Shares(e).......   48.40        .0151       13,322        1.10(d)       0.54(d)      1.26(d)       0.38(d)
1996--Class A
Shares..........   88.80          --       205,539        1.77          1.05         2.02          0.80
FOR THE PERIOD ENDED JANUARY 31,
------------
1995--Class A
Shares(b).......   36.08(c)       --       124,298        1.90(d)       1.83(d)      2.38(d)       1.35(d)

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) For the period from July 8, 1994 (commencement of operations) to January 31, 1995.
(c) Not annualized.
(d) Annualized.
(e) For the period from February 2 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional and Class B shares, respectively.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(g) Includes the balancing effect of calculating per share amounts.
(h) Calculated based on average shares outstanding methodology.

-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.